As filed with the Securities and Exchange Commission on May 30, 2019
Registration File No. 333-229782
Registration File No. 811-23425

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________________________________________________________________

 FORM N-2
☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ Pre-Effective Amendment No. 1
☐ Post-Effective Amendment No.
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒ Amendment No. 1
__________________________________________________________________________

CIM Real Assets & Credit Fund
(Exact Name of Registrant as Specified in Charter)
__________________________________________________________________________

4700 Wilshire Boulevard
Los Angeles, California 90010
(323) 860-7421
(Address and Telephone Number, Including Area Code, of Principal Executive Offices)

David Thompson
4700 Wilshire Boulevard
Los Angeles, California 90010
(323) 860-7421
(Name and Address of Agent for Service)
__________________________________________________________________________

Copies to:
Cynthia M. Krus, Esq.
Cynthia R. Beyea, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street NW Suite 700
Washington, DC 20001
(202) 383-0100
__________________________________________________________________________

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒
It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).
__________________________________________________________________________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities to be Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share (1)	Proposed Maximum Aggregate Offering Price (1)(2)	Amount of Registration Fee(3)
Common Shares of Beneficial Interest, with no par value		[ ]	$1,000,000,000	$121,200
__________________________

(1)	Based on initial offering price of $26.525 for Class A Shares.

(2)	Estimated solely for purpose of calculating the registration fee.

(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Subject to Completion, dated , 2019
PRELIMINARY PROSPECTUS

CIM REAL ASSETS & CREDIT FUND
Maximum Offering of up to $1,000,000,000 in
Class I, Class C, Class A and Class L Common Shares of Beneficial Interest
The Fund. CIM Real Assets & Credit Fund (the “Fund”), a Delaware statutory trust, is a newly organized, non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its common shares of beneficial interest (the “Common Shares”) and is operated as an “interval fund.”
Securities Offered. The Fund has applied for exemptive relief from the Securities and Exchange Commission (the “SEC”) to permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. Until such exemptive relief is granted, if ever, the Fund will only offer Class I Common Shares (the “Class I Shares”), and upon receipt of the exemptive relief, if granted, the Fund will offer Class I Shares, Class A Common Shares (the “Class A Shares”), Class C Common Shares (the “Class C Shares”) and Class L Common Shares (the “Class L Shares”). Class I Shares and Class C Shares will initially be offered at $25.00 per share, and thereafter will be offered on a continuous basis at net asset value (“NAV”) per share. Class A Shares will initially be offered at $26.525 per share inclusive of a maximum sales load of 5.75% of the offering price, and thereafter will be offered on a continuous basis at NAV per share, plus the maximum sales load of 5.75% of the offering price. Class L Shares will initially be offered at $26.110 per share inclusive of a maximum sales load of 4.25% of the offering price, and thereafter will be offered on a continuous basis at NAV per share, inclusive of the maximum sales load of 4.25% of the offering price. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account.
Investment Objective. The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
Investment Strategies. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in “real estate and real estate-related securities” (as defined below) and “credit and credit-related securities” (as defined below). The Fund defines “real estate and real estate-related securities” as assets where the underlying interests are investments in real estate. The Fund’s “real estate and real estate-related investments” (“Real Estate Investments”) are expected to consist of (1) direct real estate that will primarily be held through one or more wholly-owned real estate investment trust (“REIT”) subsidiaries (each, a “REIT Subsidiary”), (2) real estate mortgages and (3) collateralized mortgage-backed securities (“CMBS”). The fund expects its Real Estate Investments will primarily consist of real assets in vibrant and improving urban qualified communities throughout the United States (“Qualified Communities”), infrastructure assets and commercial net-lease properties (properties with leases generally structured such that the tenant is responsible for paying property tax, insurance, utilities and other operating expenses). To a lesser extent, the Fund may invest in properties located outside of the United States.
The Fund defines “credit and credit-related securities” as fixed-income securities, such as bonds and loans, and securities that have risk profiles consistent with fixed-income securities such as preferred stock and subordinated debt. The Fund intends for its “credit and credit-related securities” to consist of (1) investments in floating and fixed rate loans; (2) broadly syndicated senior secured corporate loans (“Broadly Syndicated Loans”); (3) investments in the debt and equity tranches of collateralized loan obligations (“CLOs”); and (4) opportunistic credit investments, including stressed and distressed credit situations, restructurings and non-performing loans. Issuers of the Fund’s credit and credit-related investments will generally be U.S. middle market companies, though the Fund may invest, to a lesser extent, in the credit and credit-related securities of other companies, including foreign issuers. The CLOs in which the Fund intends to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Fund’s credit and credit-related investments are typically unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and subordinated debt securities in which we will invest are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies the Fund’s risk of loss on such investments.
Although the make-up of the Fund's investment portfolio will vary over time due to factors such as market conditions and the availability of attractive investment opportunities, we presently expect that the portfolio will be roughly evenly divided between real estate-related assets and credit-related assets. The Fund is seeking an exemptive order from the SEC to allow it to co-invest with certain of its affiliates. However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund intends to co-invest alongside its affiliates only in accordance with existing regulatory guidance.
Investing in the Common Shares involves certain risks. See “Risks” beginning on page 24 of this prospectus.

	Offering Price to the Public (1)	Maximum Sales Load	Proceeds to Fund (2)
Class I Shares	$25.00	–	$25.00
Class C Shares	$25.00	–	$25.00
Class A Shares	$26.525	$1.525	$25.00
Class L Shares	$26.110	$1.110	$25.00
Maximum Offering (3)(4)	$1,000,000,000	$54,373,523	$945,626,478
__________________________

(1)
Each class of common shares is continuously offered at a price equal to NAV, plus, in the case of Class A Shares and Class L Shares, a maximum sales load of 5.75% and 4.25% of the offering price, respectively. Information in the table reflects the initial offering price. The Fund has applied for exemptive relief from the SEC to permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. Until such exemptive relief is granted, if ever, the Fund will only offer Class I Shares, and upon receipt of the exemptive relief, if granted, the Fund will offer Class A, I, C and L Shares.

(2)
Offering and organizational expenses are estimated to be approximately $[ ] if the maximum offering is sold. After payment of such expenses and the sales load, the offering is expected to result in $[ ] of net proceeds to the Fund for Class A Shares ($[ ] per Class A Share), $[ ] for Class I Shares ($[ ] per Class I Share), $[ ] for Class C Shares ($[ ] per Class C Share) and $[ ] for Class L Shares ($[ ] per Class L Share). The payment of both the sales load, which is directly borne by investors, and the organizational and offering expenses, which are indirectly paid by investors in this offering, will immediately reduce the NAV of each share purchased in this offering.

(3)	Assumes an offering of only Class A Shares at the maximum sales load.

(4)
The Funds intends to incur leverage through issuance of debt or preferred stock within 12 months of the initial offering, and estimates that it will occur approximately $100,000 of expenses in connection with any such debt or preferred stock offering. Any such expenses will be borne by investors in this offering and will result in a reduction of the NAV of the Common Shares.

Interval Fund/Repurchase Offers. The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, conducts periodic repurchase offers. The Fund has adopted a fundamental investment policy to make quarterly offers to repurchase no less than 5% of its outstanding Common Shares at NAV. As a fundamental policy, it may not be changed without shareholder approval. Any share repurchase offer in excess of 5% of the Fund’s outstanding Common Shares is entirely within the discretion of the Fund, and investors should not rely on repurchase offers being made in amounts in excess of 5% of the Fund’s outstanding Common Shares. Shareholders will receive written notice of each quarterly repurchase offer (the “Repurchase Offer Notice”) at least 21 calendar days and not more than 42 calendar days before the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the New York Stock Exchange no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). The first Repurchase Request Deadline will occur no later than two calendar quarters after the initial effective date of this Registration Statement. The Fund will distribute such payment no later than seven calendar days after the Repurchase Pricing Date. See “Periodic Repurchase Offers”.
Risks. Investing in the Fund involves a high degree of risk. In particular:

•	The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

•
Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his, her or its shares whenever such investor would prefer and, except to the extent permitted under the quarterly repurchase offer, will be unable to reduce his or her exposure on any market downturn.

•	The Fund will ordinarily pay distributions from its net investment income, if any, once a month; however, the amount of distributions that the Fund may pay, if any, is uncertain.

•
The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as a return of capital, or a return of a shareholder’s original investment in the Fund and borrowings. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load. Our distributions to stockholders may be funded from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, and additional support payments that are subject to repayment to our adviser if certain conditions are met. The reimbursement of these payments to our adviser (if any such reimbursements are made) would reduce the future distributions to which you would otherwise be entitled.

•
Investors will pay offering and organizational expenses and, with regard to Class A Shares and Class L Shares, a front-end sales load of up to 5.75% and up to 4.25% of the offering price, respectively. You will have to receive a total return at least in excess of these expenses to receive an actual return on your investment. Investors will experience immediate dilution of their investment as a result of paying selling commissions and dealer manager fees and offering expenses the Fund incurs in connection with this offering. In addition, because the Fund continuously issues Common Shares in this offering, investors may experience additional dilution in the net asset value of their Common Shares.

•
The Common Shares have no history of public trading, nor is it intended that the Common Shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Common Shares, liquidity for the Common Shares will be provided only through repurchase offers of Common Shares at NAV, and there is no guarantee that an investor will be able to sell all the Common Shares the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Common Shares to be illiquid.

•	Investing in the Common Shares may be speculative and involves a high degree of risk, including the risks associated with leverage. See “Risks” below in this prospectus.
Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.
Leverage. In pursuing the Fund’s investment objective, the Fund will seek to enhance returns through the use of leverage. The Fund intends to (i) use borrowings, including loans from certain financial institutions, the issuance of commercial paper and notes and by investing in reverse repurchase agreements (collectively, “Borrowings”) to leverage its portfolio, in an aggregate amount of up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such Borrowings) immediately after such Borrowings or (ii) issue preferred stock in an aggregate amount of up to 50% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such issuance) immediately after such issuance. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and NAV in relation to market changes. The Fund’s leverage strategy may not work as planned or achieve its goal. All leverage expenses of the Fund will be borne solely by holders of the Fund’s Common Shares. See “Leverage” and “Risks—Leverage Risk.”
Investment Adviser. CIM Capital IC Management, LLC, a Delaware limited liability company (the “Adviser”), is the Fund’s investment adviser and is primarily responsible for making investment decisions with respect to real estate-related investments held by the Fund, either through a REIT Subsidiary or directly. The Adviser also provides administrative and compliance oversight services to the Fund. The Adviser, a wholly-owned subsidiary of CIM Group, LLC (collectively with its affiliates, “CIM Group”), is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Founded in 1994, CIM Group is a vertically-integrated owner and operator (meaning that it combines in-house investment and management teams) of urban real estate and real estate-related assets and infrastructure assets. CIM Group has aggregate assets under management of approximately $30.5 billion across multiple strategies and does not currently manage any registered investment companies other than the Fund.
The Adviser has engaged OFS Capital Management, LLC, a Delaware limited liability company (the “Sub-Adviser”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as the Fund’s investment sub-adviser. The Sub-Adviser is a wholly-owned subsidiary of Orchard First Source Asset Management, LLC (“OFSAM”), and is an affiliate of the Adviser. The Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities as well as investments in CMBS.
The Adviser will have discretion over the Fund’s investments, but has delegated investment discretion for the portion of the Fund’s investment portfolio that is allocated to CMBS and credit and credit-related investments to the Sub-Adviser. The Adviser will determine the amount of the Fund’s total assets that are allocated to the Sub-Adviser to invest in CMBS and credit and credit-related investments, and will review such allocation percentage at least on a quarterly basis and adjust the allocation percentage as necessary to best achieve the Fund’s investment objective. It is expected that the portion of the Fund’s assets that are managed by the Sub-Adviser will be between [ ] and [ ] of the Fund’s total assets. The actual percentage of the Fund’s assets that are managed by the Sub-Adviser may from time to time be outside the target levels provided above due to factors such as market conditions and the availability of attractive investment opportunities. For example, during the Fund’s ramp-up period, or the period between the commencement of this offering and the Fund reaching sufficient scale to carry out its investment strategy as intended, and pending the investment of the proceeds of the offering pursuant to the Fund’s investment objective and strategies, the Fund may make a higher percentage of investments in Broadly Syndicated Loans or other credit and credit-related investments.
Distributor and Dealer Manager. ALPS Distributors, Inc., an affiliate of the Co-Administrator (the “Distributor”), is the principal underwriter and distributor of the Class I Shares, Class C Shares, Class A Shares and Class L Shares. The Distributor is not required to sell any specific number or dollar amount of Shares, but will use its best efforts to distribute the Shares. Shares will not be listed on any national securities exchange and the Distributor will not act as a market marker in Shares. In addition, CCO Capital, LLC (the “Dealer Manager”) serves as the Fund’s dealer manager and receives compensation for certain sales, promotional and marketing services provided to the Fund in connection with the distribution of the Common Shares. In connection with the Dealer Manager’s wholesale activities, the Distributor will enter into a wholesale marketing agreement (the “Wholesale Marketing Agreement”) with the Dealer Manager, pursuant to which the Dealer Manager will solicit, through participating dealers, purchasers in the Fund’s shares and undertake such advertising and promotion as it believes is reasonable in connection with procuring purchasers in the Fund’s shares. The Fund’s shares may be offered through other brokers, dealers and other financial intermediaries (“Selling Agents”) that have entered into selling agreements with the Distributor. The minimum initial investment for Class C Shares, Class A Shares and Class L Shares is $2,500 per account. The minimum initial investment for Class I Shares is $1,000,000 per account. The minimum subsequent investment per account for all classes of Common Shares is $1,000. The Fund reserves the right to waive the investment minimum for Class I Shares. The Fund may permit a financial intermediary to waive the initial minimum per shareholder for Class I Shares in the following situations: broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs; financial intermediaries with clients of a registered investment advisor (RIA) purchasing fund shares in fee based advisory accounts with a $1,000,000 aggregated initial investment across multiple clients; and certain other situations deemed appropriate by the Fund.
Class A Shares have an upfront sales load of up to 5.75% of the offering price, consisting of a 5.0% selling commission and a 0.75% fee payable to the Fund’s dealer manager (the “Dealer Manager Fee”). Class L Shares have an upfront sales load of up to 4.25% of the offering price, consisting of a 3.50% selling commission and a 0.75% Dealer Manager Fee. Selling Agents typically receive the upfront 5.0% and 3.50% selling commission with respect to Class A Shares and Class L Shares, respectively, purchased by their clients. The Fund pays the Distributor an ongoing fee (the “Servicing Fee”) that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class A Shares, Class C Shares and Class L Shares, respectively. In addition, the Fund pays the Distributor an ongoing distribution fee (the “Distribution Fee”) that is calculated monthly and accrued daily at an annualized rate of 0.75% and 0.25% of the net assets of the Fund attributable to Class C Shares and Class L Shares, respectively.
Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. Investors should read this prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. A Statement of Additional Information, dated [ ], 2019, containing additional information about the Fund, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this prospectus.
The Common Shares do not represent a deposit or obligation of and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated [ ], 2019.

________________________________________________________________________________________________________________________________

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

PROSPECTUS SUMMARY
This is only a summary of certain information contained in this prospectus relating to CIM Real Assets & Credit Fund (the “Fund”). This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”).

The Fund
CIM Real Assets & Credit Fund, a Delaware statutory trust, is a newly organized, non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its common shares of beneficial interest (the “Common Shares”) and is operated as an “interval fund.” Throughout the prospectus, we refer to CIM Real Assets & Credit Fund as the “Fund,” “we,” “us” or “our.” See “The Fund.”

The Offering
The Fund has applied for exemptive relief from the Securities and Exchange Commission (the “SEC”) to permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. Until such exemptive relief is granted, if ever, the Fund will only offer Class I Common Shares (the “Class I Shares”), and upon receipt of the exemptive relief, if granted, the Fund will offer Class A Shares, Class I Common Shares (the “Class I Shares”), Class C Common Shares (the “Class C Shares”) and Class L Common Shares (the “Class L Shares”). There can be no assurance that the Fund will obtain this exemptive relief.
Class I Shares and Class C Shares will initially be offered at $25.00 per share, and thereafter will be offered on a continuous basis at net asset value (“NAV”) per share. Class A Shares will initially be offered at $26.525 per share inclusive of a maximum sales load of 5.75% of the offering price, and thereafter will be offered on a continuous basis at NAV per share, plus the maximum sales load of 5.75% of the offering price. Class L Shares will initially be offered at $26.110 per share inclusive of a maximum sales load of 4.25% of the offering price, and thereafter will be offered on a continuous basis at NAV per share, inclusive of the maximum sales load of 4.25% of the offering price. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. Class I Shares, Class C Shares, Class A Shares and Class L Shares have equal rights and privileges. See “Purchase of Common Shares.”
The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Common Shares. However, as described below, in order to provide limited liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Common Shares.
The Fund is seeking an exemptive order from the SEC to allow it to co-invest with certain of its affiliates. However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund intends to co-invest alongside its affiliates only in accordance with existing regulatory guidance.

Minimum Investment
The minimum initial investment for Class C Shares, Class A Shares and Class L Shares is $2,500 per account. The minimum initial investment for Class I Shares is $1,000,000 per account. The minimum subsequent investment per account for all classes of Common Shares is $1,000. The minimum investment for each class of Common Shares may be modified or waived in the sole discretion of the Fund or the Dealer Manager. The Fund or Dealer Manager may permit a financial intermediary to waive the initial minimum per shareholder for Class I Shares in the following situations: broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs; financial intermediaries with clients of a registered investment advisor (RIA) purchasing fund shares in fee based advisory accounts with a $1,000,000 aggregated initial investment across multiple clients; and certain other situations deemed appropriate by the Fund or Dealer Manager, as applicable.

Investment Objective
The Fund’s investment objective is to generate current income through cash distributions and preserve and protect shareholders’ capital across various market cycles, with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees (the “Board” or the “Board of Trustees”) without the approval of the holders of a majority of the outstanding Common Shares or preferred shares, if any.

Investment Strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in “real estate and real estate-related securities” (as defined below) and “credit and credit-related securities” (as defined below). The Fund’s Real Estate investments will primarily be held through one or more REIT Subsidiaries. The Fund defines “real estate and real estate-related securities” as securities for which the underlying interests are investments in real estate. The Fund’s Real Estate Investments are expected to consist of (1) direct real estate that will primarily be held through one or more wholly-owned real estate investment trust (“REIT”) subsidiaries (each, a “REIT Subsidiary”), (2) real estate mortgages and (3) collateralized mortgage-backed securities (“CMBS”). The Fund expects its Real Estate Investments will primarily consist of real assets in urban Qualified Communities, infrastructure assets and commercial net-lease properties, and to a lesser extent may include properties located outside of the United States.
As a fundamental policy, the Fund will concentrate its investments in real estate-related securities primarily within the United States, meaning that it will invest over 25% of its assets in such securities. Therefore, the performance of its portfolio will be significantly impacted by the performance of the real estate market in general and the Fund may experience more volatility and be exposed to greater risk than it would be if it held a less concentrated portfolio. See “Risk Factors - Concentration in Real Estate Securities Risk” in this prospectus.

The Fund defines “credit and credit-related securities” as fixed-income securities, such as bonds and loans, and securities that have risk profiles consistent with fixed-income securities such as preferred stock and subordinated debt. The Fund intends for its “credit and credit-related securities” to consist of (1) investments in floating and fixed rate loans of U.S. middle-market companies; (2) broadly syndicated senior secured corporate loans (“Broadly Syndicated Loans”); (3) investments in the debt and equity tranches of collateralized loan obligations (“CLOs”); and (4) opportunistic credit investments, including stressed and distressed credit situations, restructurings and non-performing loans. Issuers of the Fund’s credit and credit-related investments will generally be U.S. middle market companies, though the Fund may invest, to a lesser extent, in the credit and credit-related securities of foreign issuers. The CLOs in which the Fund intends to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. Although the make-up of the Fund's investment portfolio will vary over time due to factors such as market conditions and the availability of attractive investment opportunities, we presently expect that the portfolio will be roughly evenly divided between real estate-related assets and credit-related assets.
The Adviser will have discretion over the Fund’s investments, but has delegated investment discretion for the portion of the Fund’s investment portfolio that is allocated to CMBS and credit and credit-related investments to the Sub-Adviser. The Adviser will determine the amount of the Fund’s total assets that are allocated to the Sub-Adviser to invest in CMBS and credit and credit-related investments, and will review such allocation percentage at least on a quarterly basis and adjust the allocation percentage as necessary to best achieve the Fund’s investment objective. It is expected that the portion of the Fund’s assets that are managed by the Sub-Adviser will be between [ ]% and [ ]% of the Fund’s total assets.
The Fund has not imposed specific limitations on the portion of its assets that may be invested in any of the categories outlined. The actual percentage of the Fund’s assets that are managed by the Sub-Adviser may from time to time be outside the target levels provided above due to factors such as market conditions and the availability of attractive investment opportunities. For example, during the Fund’s ramp-up period, and pending the investment of the proceeds of the offering pursuant to the Fund’s investment objective and strategies, the Fund may make a higher percentage of investments in Broadly Syndicated Loans or other credit and credit-related investments.
In connection with making floating and fixed rate loans to U.S. middle-market companies, the Fund may also be offered the opportunity to invest in warrants and common and preferred equity securities of such issuers.
The Fund is seeking an exemptive order from the SEC to allow it to co-invest with certain of its affiliates. However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund intends to co-invest alongside its affiliates only in accordance with existing regulatory guidance.

Periodic Repurchase Offers
The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, conducts periodic repurchase offers. The Fund has adopted a fundamental investment policy to make quarterly offers to repurchase no less than 5% of its outstanding Common Shares at NAV.
Notification of each quarterly repurchase offer will be sent to shareholders at least 7 calendar days before the repurchase request deadline (i.e., the date by which shareholders must tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”).
The Common Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Common Shares. Accordingly, you may not be able to sell Common Shares when and/or in the amount that you desire. Thus, the Common Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Risks—Repurchase Offers Risk.” The Fund has elected not to impose any repurchase fee on repurchases of Common Shares.

Leverage
In pursuing the Fund’s investment objective, the Adviser will seek to enhance the Fund’s return by the use of leverage. The Fund intends to use (i) borrowings, including loans from certain financial institutions, commercial paper and notes, and reverse repurchase agreements (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such Borrowings) immediately after such Borrowings, and (ii) preferred stock in an aggregate amount of up to 50% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such issuance) immediately after such issuance. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and NAV in relation to market changes. The Fund’s leverage strategy may not work as planned or achieve its goal. See “Leverage,” “Risks—Leverage Risk.”
In addition to any indebtedness incurred by the Fund, the Fund may also utilize leverage through a REIT Subsidiary or a newly-formed special purpose vehicle, including by mortgaging properties held by the REIT Subsidiary or special purpose vehicles, or by acquiring property with existing debt. The Fund will consolidate any REIT Subsidiary for purposes of financial statements, leverage and concentration.
If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur, ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to a REIT Subsidiary and, therefore, to the Fund.

Distributions
The Fund intends to make distributions of the net investment income of the Fund each month to its shareholders after payment of Fund operating expenses following the commencement of this offering. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.
Cash distributions to holders of the Common Shares will automatically be reinvested under the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional whole and fractional shares unless investors elect to receive distributions in cash. Investors may terminate their participation in the Plan with prior written notice to the Fund. See “Distributions” and “Dividend Reinvestment Plan.”

Investment Adviser
CIM Capital IC Management, LLC (the “Adviser”) acts as the Fund’s investment adviser and is primarily responsible for making investment decisions with respect to real estate-related investments held by the Fund, either through a REIT Subsidiary or directly. Real estate-related securities include, among other things, direct interests in real estate and mortgages. The Adviser also provides administrative and compliance oversight services to the Fund. The Adviser, a wholly-owned subsidiary of CIM Group, LLC (collectively with its affiliates, “CIM Group”), is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Founded in 1994, CIM Group is a vertically-integrated owner and operator of urban real estate and real estate-related assets and infrastructure assets. Mitsui & Co., Ltd., a Japanese trading conglomerate, owns a 20% interest in CIM Group. CIM Group has aggregate assets under management of approximately $30.5 billion across multiple strategies and does not currently manage any registered investment companies. The Adviser will also furnish us with office facilities, equipment and personnel for servicing the management of our operations.

To the extent advisory fees are paid to the Adviser by a REIT Subsidiary, such fees will be offset against fees otherwise payable by the Fund to the Adviser, such that shareholders of the Fund will only be subject to one layer of fees to the Adviser. Notwithstanding this arrangement, the Fund and its shareholders will indirectly bear the expenses associated the organization, investment activities and operating each REIT Subsidiary including maintaining REIT qualification.

Investment Sub-Adviser
The Adviser has engaged OFS Capital Management, LLC, a Delaware limited liability company (the “Sub-Adviser”), that is registered as an investment adviser with the SEC under the Advisers Act, to act as the Fund’s investment sub-adviser, subject to oversight by the Adviser. The Sub-Adviser is a wholly-owned subsidiary of Orchard First Source Asset Management, LLC (“OFSAM”).
The Sub-Adviser, subject to oversight by the Adviser and subject to the authority of the Board of Trustees, is responsible for identifying and sourcing credit and credit-related investment opportunities, including, but not limited to, investments in middle-market companies, Broadly Syndicated Loans, investments in the debt and equity tranches of CLOs, opportunistic credit investments (including stressed and distressed credit situations) and other credit-related instruments. The Sub-Adviser is also responsible for identifying and sourcing investments in CMBS. OFS (which refers to the collective activities and operations of OFSAM and its subsidiaries and certain affiliates) is a full-service provider of capital and leveraged finance solutions to U.S. corporations.
The Sub-Adviser serves as the investment adviser to BDCs, registered closed-end funds, separately managed, proprietary and sub-advised accounts and as collateral manager to various CLOs.
The Sub Adviser capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The senior management team at OFS has developed a broad network of contacts within the investment community and possesses an average of over 20 years of experience in credit investments.
As our investment sub-adviser, the Sub-Adviser is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.

As of March 31, 2019, the Sub-Adviser had total assets under management of approximately $2.2 billion.

Management and Incentive Fees
Pursuant to the Investment Advisory Agreement that the Fund intends to enter into with the Adviser (the “Investment Advisory Agreement”), and in consideration of the advisory services to be provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — the Management Fee and the Incentive Fee (each as defined below). Pursuant to the Investment Sub-Advisory Agreement that the Adviser intends to enter into with the Sub-Adviser (the “Investment Sub-Advisory Agreement”), the Adviser will pay the Sub-Adviser a quarterly fee equal to 50% of the management and incentive fees payable to the Adviser attributable to all credit and credit-related investments and CMBS identified and sourced by the Sub-Adviser. The Sub-Adviser’s fee will be paid by the Adviser out of the fee the Adviser receives from the Fund, and will not impact the Fund’s expenses.
Management Fee. The Management Fee is calculated at an annual rate of 1.50% of the daily value of the Fund’s net assets and is payable quarterly in arrears.
Incentive Fee. The Incentive Fee is calculated and payable quarterly in arrears and equals 20.00% of the Fund’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” of 1.50% of the Fund’s NAV and a “catch up” feature. The amount of the Incentive Fee is not affected by any realized or unrealized losses that the Fund may suffer. See “Management and Incentive Fees.”

Co-Administrators and Accounting Agent
Under an administration agreement that the Fund has entered into with the Adviser (in its capacity as co-administrator) (the “Administration Agreement”), the Adviser will furnish us with the provision of clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on our behalf. In addition, the Adviser (in its capacity as co-administrator) will perform the calculation and publication of our NAV and oversee the preparation and filing of our tax returns, the payment of our expenses and the performance oversight of various third party service providers.
Separately, ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as co-administrator and accounting agent of the Fund (the “ALPS Administrator” or “Accounting Agent”). Pursuant to a co-administration, bookkeeping and pricing services agreement by and between the Fund and the ALPS Administrator (the “Co-administration, Bookkeeping and Pricing Services Agreement”), the ALPS Administrator provides the Fund with certain administration and accounting services.
In accordance with the Administration Agreement, the Fund will reimburse the Adviser [(in its capacity as co-administrator)] for certain expenses incurred by it or its affiliates in connection with the administration of the Fund’s business and affairs. Separately, pursuant to the Co-administration, Bookkeeping and Pricing Services Agreement, the Fund will pay the ALPS Administrator the greater of a minimum fee of $200,000 or fees based on the annual net assets of the Fund plus out of pocket expenses (the “Administration Fee”) in connection with providing services to the Fund.

Custodian and Transfer Agent	UMB Bank, N.A. will serve as the Fund’s primary custodian. DST Systems, Inc. will serve as Fund’s transfer agent. See “Custodian and Transfer Agent.”

Distributor and Dealer Manager
ALPS Distributors, Inc., an affiliate of the Co-Administrator (the “Distributor”), is the principal underwriter and distributor of Class I Shares, Class C Shares, Class A Shares and Class L Shares and serves in that capacity on a best efforts basis, subject to various conditions. In addition, CCO Capital, LLC (the “Dealer Manager”) serves as the Fund’s dealer manager and receives compensation for certain sales, promotional and marketing services provided to the Fund in connection with the distribution of the Fund’s common shares. In connection with the Dealer Manager’s wholesale activities, the Distributor entered into a wholesale marketing agreement (the “Wholesale Marketing Agreement”) with the Dealer Manager, pursuant to which the Dealer Manager will solicit, through participating dealers, purchasers in the Fund’s shares and undertake such advertising and promotion as it believes is reasonable in connection with procuring purchasers in the Fund’s shares. The Common Shares may be offered through other brokers, dealers and other financial intermediaries (“Selling Agents”) that have entered into selling agreements with the Distributor.
Selling Agents typically receive the upfront 5.0% and 3.5% selling commission with respect to Class A Shares and Class L Shares, respectively, purchased by their clients. In addition, the Dealer Manager will receive a Dealer Manager Fee of up to 0.75% of the purchase price with respect to the sale of Class A Shares and Class L Shares, respectively. The Dealer Manager does not retain any portion of the selling commission and the Dealer Manager may re-allow all or a portion of the Dealer Manager Fee to Selling Agents. The Selling Agents may, in their sole discretion, reduce or waive the selling commission. Investors should direct any questions regarding selling commissions to the relevant Selling Agent.
The Fund pays the Distributor an ongoing fee (the “Servicing Fee”) that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class A Shares, Class C Shares, and Class L Shares, respectively. The Servicing Fee is for personal services provided to shareholders and/or the maintenance of shareholder accounts and to reimburse the Distributor for related expenses incurred. The Distributor may pay all or a portion of the Servicing Fee to the Selling Agents that sell Class A Shares, Class C Shares, and Class L Shares. Payment of the Servicing Fee is governed by the Fund’s Distribution and Servicing Plan.
In addition, the Fund pays the Distributor an ongoing distribution fee (the “Distribution Fee”) that is calculated monthly and accrued daily at an annualized rate of 0.75% and 0.25% of the net assets of the Fund attributable to Class C Shares and Class L Shares, respectively.

The Distribution Fee is for the sale and marketing of the Class C Shares and Class L Shares and to reimburse the Distributor for related expenses incurred. The Distributor may pay all or a portion of the Distribution Fee to the Selling Agents that sell Class C Shares and Class L Shares. Payment of the Distribution Fee is governed by the Fund’s Distribution and Servicing Plan.
Class I Shares do not incur a Servicing Fee or a Distribution Fee.

Expense Limitation Agreement
The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses, taxes and extraordinary expenses), to the extent that they exceed [ ]% per annum of the Fund’s average Daily Gross Assets for Class A shares, [ ]% per annum of the Fund’s average Daily Gross Assets for Class C shares and [ ]% per annum of the Fund’s average Daily Gross Assets for Class I shares and [ ]% per annum of the Fund’s average Daily Gross Assets for Class L shares (the “Expense Limitation”). “Daily Gross Assets” is defined in the Expense Limitation Agreement as an amount equal to total assets, less any liabilities, but excluding liabilities evidencing leverage. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date which they were incurred; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time the expenses were waived or absorbed to be exceeded; and (3) the reimbursement is approved by the Board.

Unlisted Closed-End Fund Structure; Limited Liquidity
The Fund does not intend to list its Common Shares for trading on any securities exchange. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Shareholders of the Fund are not able to have their Common Shares redeemed or otherwise sell their Common Shares on a daily basis because the Fund is an unlisted closed-end fund. To provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Common Shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Investor Suitability
An investment in the Fund involves a considerable amount of risk. It is possible that investors will lose money. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Common Shares. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to their investment objectives and personal financial situation and (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

Risks
Investing in the Fund involves risks, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risks.” Shareholders should consider carefully the following principal risks before investing in the Fund:

•    Unlike shares of most closed-end funds, the Common Shares will not be listed on any securities exchange;
•    Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Common Shares that the investor desires to sell. The Fund should therefore be considered to offer only limited liquidity;
•    The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on the Fund’s business and operations;
•    If a shareholder is able to sell its Common Shares, the shareholder likely will receive less than its purchase price and the then current NAV per Common Share;

•    The Fund’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Although a return of capital will generally not be taxable to a shareholder, it would reduce the shareholder’s cost basis in the Common Shares and may result in higher capital gains taxes, or a lower capital loss, when Common Shares are sold. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load;
•    The Fund is a newly organized, diversified, closed-end investment company with no operating history;
•    The Fund’s ability to grow depends on its ability to raise capital;
•    The Fund may borrow money, which magnifies the potential for gain or loss on amounts invested, subjects the Fund to certain covenants with which it must comply and may increase the risk of investing with the Fund;
•    The Fund operates in a highly competitive market for investment opportunities;
•    The Fund is exposed to risks associated with changes in interest rates;
•    The Fund’s financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected;
•    There are significant and potential conflicts of interest that could impact the Fund’s investment returns;
• To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain source-of-income, asset-diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.
•    Below investment grade instruments have predominantly speculative characteristics and may be particularly susceptible to economic downturns, which could cause losses;
•    Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals;
• The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange;
• The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will increase the Fund’s exposure to the credit and interest rate risks described above.
•    Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund;
•    The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests;
Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

The Fund has submitted to the SEC an application for an exemptive order to permit the Fund to offer multiple classes of shares. If the Fund’s exemptive application is granted – there is no assurance that the SEC will do so – the Fund presently intends to offer multiple classes of shares, each of which would have different sales load and distribution and/or shareholder servicing fee structure.

SUMMARY OF FUND EXPENSES
This table describes the combined fees and expenses of the Fund that you will incur if you buy and hold Common Shares in the Fund. The Fund has applied for exemptive relief from the SEC to permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. Until such exemptive relief is granted, if ever, the Fund will only offer Class I Shares, and upon receipt of the exemptive relief, if granted, the Fund will offer Class A, Class I, Class C and Class L Shares. Because the Fund has no operating history, many of these expenses are estimates:

	Class I Shares	Class C Shares	Class A Shares	Class L Shares
Shareholder Transaction Expenses:
Maximum Sales Load (as a percentage of the offering price)(1)	None	None	5.75%	4.25%
Maximum Early Withdrawal Charge(2)	None	1.00%	None	None

	Class I Shares	Class C Shares	Class A Shares	Class L Shares
Annual Expenses (Percentage of Net Assets Attributable to Common Shares)
Management Fee(3)	1.50%	1.50%	1.50%	1.50%
Incentive fees payable under our investment advisory agreement (20% of Pre-Incentive Fee Net Investment Income subject to hurdle)(4)
Servicing Fee(5)	None	0.25%	0.25%	0.25%
Distribution Fee(6)	None	0.75%	None	0.25%
Interest Payments on Borrowed Funds(7)	[ ]	[ ]	[ ]	[ ]
Other Expenses(8)	[ ]	[ ]	[ ]	[ ]
Acquired Fund Fees and Expenses(9)	[ ]	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses	[ ]	[ ]	[ ]	[ ]
Fees Waived and/or Expenses Reimbursed(10)	[ ]	[ ]	[ ]	[ ]
Total Annual Fund Operating Expenses After Waiver and/or Reimbursement	[ ]	[ ]	[ ]	[ ]
_____________________

(1)
As a percentage of the Fund’s public offering price per Share. ALPS Distributors, Inc. is the principal underwriter of the Class I Shares, Class C Shares, Class A Shares and Class L Shares. The Distributor is not required to sell any specific number or dollar amount of Shares, but will use its best efforts to distribute the Shares. The Common Shares may be offered through Selling Agents that have entered into selling agreements with the Distributor. Selling Agents typically receive the selling commissions with respect to Class A Shares and Class L Shares purchased by their clients. The Distributor does not retain any portion of the selling commissions. An investor will pay a maximum sales load of up to 5.75% of the offering price for the purchase of Class A Shares, which consists of (i) selling commissions of up to 5.00% and a Dealer Manager Fee of up to 0.75%. An investor will pay a maximum sales load of up to 4.25% of the offering price for the purchase of Class L Shares, which consists of (i) selling commissions of up to 3.50% and a Dealer Manager Fee of up to 0.75%. However, purchases of $250,000 or more of Class A Shares and Class L Shares may be eligible for a sales load discount. See “Purchase of Common Shares—Sales Load.” The Selling Agents may, in their sole discretion, reduce or waive the selling commissions. Investors should direct any questions regarding sales loads to the relevant Selling Agent. No selling commissions or dealer manager fees will be paid in connection with sales under the DRP.

(2)
Class C Shares will be subject to an early withdrawal charge of 1.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his or her Class C Shares for repurchase by the Fund at any time prior to the one-year anniversary of the purchase of such Class C Shares.

(3)
The Adviser will receive a Management Fee, which is calculated at an annual rate of 1.50% of the daily value of the Fund’s net assets and is payable quarterly in arrears. Management Fees payable by the Fund will be offset by any advisory fees paid by a REIT Subsidiary

(4)
We have agreed to pay the Advisor as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a quarterly preferred return, or hurdle, of 1.875% of our NAV and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash. No incentive fee is payable to the Advisor on realized capital gains. The incentive fee is paid to the Advisor as follows:

▪	No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50%;

•
100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.875% in any calendar quarter is payable to the Adviser. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.875% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 1.50% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.875% of our NAV in any calendar quarter; and

•
20.0% of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser).

For a more detailed discussion of the calculation of this fee, see “Management — Management Fee and Incentive Fee.” We estimate annual incentive fees payable to the Advisor during our first year of operations to equal [ ]% based on our estimation of the use of the proceeds of this offering and assumed leverage of [ ]% of our total assets (as determined immediately before the leverage is incurred) immediately upon commencement of operations. Incentive fees payable to our Adviser will be offset by any incentive fees payable by our REIT Subsidiaries.

(5)
The Fund pays the Distributor a Servicing Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class A Shares, Class C Shares and Class L Shares, respectively, for services to shareholders. The Servicing Fee is for personal services provided to shareholders and/or the maintenance of shareholder accounts and to reimburse the Distributor for related expenses incurred. The Distributor may pay all or a portion of the Servicing Fee to the Selling Agents that sell Class A Shares, Class C Shares and Class L Shares. The Servicing Fee is governed by the Fund’s Distribution and Servicing Plan.

(6)
The Fund pays the Distributor a Distribution Fee that is calculated monthly and accrued daily at an annualized rate of 0.75% and 0.25% of the net assets of the Fund attributable to Class C Shares and Class L Shares, respectively. The Distribution Fee is for the sale and marketing of the Class C Shares and Class L Shares and to reimburse the Distributor for related expenses incurred. The Distributor may pay all or a portion of the Distribution Fee to the Selling Agents that sell Class C Shares and Class L Shares. Payment of the Distribution Fee is governed by the Fund’s Distribution and Servicing Plan.

(7)
The table assumes the use of leverage in an amount equal to 33 1⁄3% of the Fund’s total assets (after the leverage is incurred), and assumes the annual interest rate on Borrowings is 0.75%. The Fund’s actual interest costs associated with leverage may differ from the estimates above.

(8)
“Other Expenses” are estimated based on Fund net assets of $100 million and anticipated expenses for the first year of the Fund’s operations. “Other Expenses” include, without limitation, professional fees, certain offering costs, SEC filing fees, printing fees, administration fees, investor servicing fees, custody fees, trustee fees, insurance costs and financing costs.

(9)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies and are based on estimated amounts for the current fiscal year. These indirect costs may include performance fees paid to the Acquired Fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the Acquired Funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Included among Acquired Fund Fees and Expenses are operating expenses incurred through our REIT Subsidiaries, which are consolidated for the purposes of our financial statements. Management fees payable to our REIT Subsidiaries will offset fees payable by the Fund to the Adviser.

(10)
The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses, taxes and extraordinary expenses), to the extent that they exceed [ ] per annum of the Fund’s average Daily Gross Assets for Class A shares, [ ] per annum of the Fund’s average Daily Gross Assets for Class C shares and [ ] per annum of the Fund’s average Daily Gross Assets for Class I shares and [ ] per annum of the Fund’s average Daily Gross Assets for Class L shares (the “Expense Limitation”). “Daily Gross Assets” is defined in the Expense Limitation Agreement as an amount equal to total assets, less any liabilities, but excluding liabilities evidencing leverage. If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date which they were incurred; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time the expenses were waived or absorbed to be exceeded; and (3) the reimbursement is approved by the Board. The Expense Limitation Agreement will remain in effect at least until one year after the effective date of this registration statement, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board.

Class I Shares Example(1)
As required by relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Class I Shares in years one through ten and assuming (i) the Fund issues an aggregate offering amount of approximately $[ ] of Class I Shares, (ii) total annual expenses of [ ]% of net assets attributable to the Class I Shares assuming application of (v) below, (iii) a 5% annual return, (iv) reinvestment of all dividends and distributions at NAV and (v) application of the Expense Limitation Agreement through [ ]:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$
_____________________
(1) The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.
Class C Shares Example(1)
As required by relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Class C Shares in years one through ten and assuming (i) the Fund issues an aggregate offering amount of approximately $[ ] of Class C Shares, (ii) total annual expenses of [ ]% of net assets attributable to the Class C Shares assuming application of (v) below, (iii) a 5% annual return, (iv) reinvestment of all dividends and distributions at NAV and (v) application of the Expense Limitation Agreement through [ ]:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$
_____________________
(1) The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.
Class A Shares Example(1)
As required by relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Class A Shares in years one through ten and assuming (i) the Fund issues an aggregate offering amount of approximately $[ ] of Class A Shares, (ii) total annual expenses of [ ]% of net assets attributable to the Class A Shares assuming application of (v) below, (iii) a 5% annual return, (iv) reinvestment of all dividends and distributions at NAV and (v) application of the Expense Limitation Agreement through [ ]:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$
_____________________
(1) The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.
Class L Shares Example(1)
As required by relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Class L Shares in years one through ten and assuming (i) the Fund issues an aggregate offering amount of approximately $[ ] of Class L Shares, (ii) total annual expenses of [ ]% of net assets attributable to the Class L Shares assuming application of (v) below, (iii) a 5% annual return, (iv) reinvestment of all dividends and distributions at NAV and (v) application of the Expense Limitation Agreement through [ ]:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$
_____________________
(1) The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.
THE FUND
The Fund is a newly organized, non-diversified, closed-end management investment company that continuously offers its Common Shares and is operated as an “interval fund.” The Fund was organized as a Delaware statutory trust on February 4, 2019 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund has no operating history. The Fund’s principal office is located at 4700 Wilshire Boulevard, Los Angeles, California 90010, and its telephone number is (323) 860-7421.

USE OF PROCEEDS
The Fund will invest the net proceeds of the sale of its Common Shares in accordance with the Fund’s investment objective and strategies as stated below. The Fund currently anticipates being able to deploy any proceeds from the sale of its Common Shares within three months of receipt of such proceeds, depending on the availability of appropriate investment opportunities consistent with the Fund’s investment objectives and market conditions. Pending the investment of the proceeds pursuant to the Fund’s investment objective and strategies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents, and may make a higher percentage of investments in Broadly Syndicated Loans. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its policies.
THE FUND’S INVESTMENTS
Investment Objective
The Fund’s investment objective is to generate current income through cash distributions and preserve and protect shareholders’ capital across various market cycles, with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve this objective. The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.
Investment Strategies
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in “real estate and real estate-related securities” and “credit and credit-related securities.” “Real estate and real estate-related securities” consist of (1) direct real estate that will primarily be held through one or more wholly-owned REIT Subsidiaries, (2) real estate mortgages and (3) CMBS.
“Credit and credit-related securities” are defined as fixed-income securities, such as bonds and loans, and securities that have risk profiles consistent with fixed-income securities such as preferred stock and subordinated debt. The Fund intends for its “credit and credit-related securities” and consist of (1) investments in floating and fixed rate loans; (2) Broadly Syndicated Loans; (3) investments in the debt and equity tranches of CLOs; and (4) opportunistic credit investments, including stressed and distressed credit situations, restructurings and non-performing loans. Issuers of the Fund’s credit and credit-related investments will generally be U.S. middle market companies, though the Fund may invest, to a lesser extent, in the credit and credit-related securities of foreign issuers. The CLOs in which the Fund intends to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. Although the make-up of the Fund’s investment portfolio will vary over time due to factors such as market conditions and the availability of attractive investment opportunities, we presently expect that the portfolio will be roughly evenly divided between real estate-related assets and credit-related assets.
Although a minimum of 25% of the Fund’s investments will be in real estate and real-estate related securities to comply with the Fund’s fundamental policies, the Fund has not otherwise imposed limitations on the portion of its assets that may be invested in any of the categories outlined.
In connection with making floating and fixed rate loans to U.S. middle-market companies, the Fund may also be offered the opportunity to invest in warrants and common and preferred equity securities of such issuers.
Portfolio Composition
Under normal market conditions, at least 80% of the Fund’s portfolio will be invested in a broad portfolio of investments across the following asset classes:

•	Real estate and real estate-related securities, consisting of

•	direct real estate that will primarily be held through one or more wholly-owned REIT Subsidiaries, real estate mortgages, and

•	CMBS; and

•	Credit and credit-related securities, consisting of

•	investments in middle-market companies,

•	Broadly Syndicated Loans,

•	investments in the debt and equity tranches of CLOs,

•	opportunistic credit investments, and

•	other credit-related investments.
The Adviser is responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements, and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the Board. The Adviser will have discretion over the Fund’s investments, but has delegated investment discretion for the portion of the Fund’s investment portfolio that is allocated to CMBS and credit and credit-related investments to the Sub-Adviser. The Adviser will determine the amount of the Fund’s total assets that are allocated to the Sub-Adviser to invest in CMBS and credit and credit-related investments, and will review such allocation percentage at least on a quarterly basis and adjust the allocation percentage as necessary to best achieve the Fund’s investment objective. It is expected that the portion of the Fund’s assets that are managed by the Sub-Adviser will be between __% and __% of the Fund’s total assets. See “Risk Factors — Risks Related to Conflicts of Interest.”
The actual percentage of the Fund’s assets that are managed by the Sub-Adviser may from time to time be outside the target levels provided above due to factors such as market conditions and the availability of attractive investment opportunities. For example, during the Fund’s ramp-up period, or the period between the commencement of this offering and the Fund reaching sufficient scale to carry out its investment strategy as intended, and pending the investment of the proceeds of the offering pursuant to the Fund’s investment objective and strategies, the Fund may make a higher percentage of investments in Broadly Syndicated Loans or other credit and credit-related investments. When allocating the Fund’s investments across these asset classes, the Fund will take into account the requirements for qualifying to be taxed as a regulated investment company under the Code. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the SAI.
Real Estate and Real Estate-Related Securities
Real Estate Investments
The Fund’s Real Estate Investments are expected to include investments in (i) real assets in vibrant and improving urban qualified communities (“Qualified Communities”), (ii) infrastructure assets and (iii) commercial net-lease properties. The Fund may make its Real Estate Investments by acquiring the assets themselves or through investments in operating companies that acquire, develop and manage such assets. The Fund expects to hold certain of these assets through one or more REIT Subsidiaries.
Real Assets in Qualified Communities
Real Estate Investments include real assets in Qualified Communities throughout the United States that are identified through the Adviser’s community qualification process. Qualified Communities generally fall into one of two categories: (i) transitional urban districts that have dedicated resources to become vibrant urban communities and (ii) well-established, thriving urban areas (typically major central business districts). Qualified Communities are distinct established or up-and-coming districts where people can live, work, shop and be entertained—all within walking distance or close proximity to public transportation. These areas also generally have high barriers to entry, high population density, improving demographic trends and a propensity for growth. The Fund believes that its Adviser will be able to mitigate the risks associated with acquiring real assets through their existing local market knowledge of the community where the asset is located or by developing such knowledge prior to making an investment.
Single-Tenant Necessity Commercial Properties
Real Estate Investments may also include income-producing commercial properties that are leased to national and regional creditworthy tenants under long-term leases and are strategically located throughout the United States and U.S. protectorates (“Necessity commercial properties”). The Fund uses the term Necessity commercial properties to describe properties that are important to customers and office and industrial properties that are essential to the business operations of a corporate tenant. Through the Fund’s acquisitions in core commercial real estate, it expects to achieve a relatively predictable and stable stream of income, which will provide a principal source of return for shareholders, and the potential for capital appreciation in the value of real estate assets.
Infrastructure Assets

Real Estate Investments may also include investments in individual infrastructure assets and/or equity, debt or other interests in, secured by or related to infrastructure assets or similar assets or interests. The Fund will primarily target equity and debt positions in what the Adviser considers to be high quality infrastructure assets that offer potential upside opportunity and are projected to produce long-term reliable cash flows. The Fund may invest in a range of operating “brownfield”, meaning infrastructure that was previously constructed, infrastructure assets as well as “greenfield”, meaning a new construction, infrastructure projects.

The Fund’s infrastructure asset investments may include (but are not limited to) investments in assets in the following infrastructure sectors and types:

Energy and Utilities	• Renewable energy • Electricity transmission and distribution • Energy storage / pipelines • Power generation
Transportation	• Parking facilities • Roads, bridges and tunnels • Airports • Maritime ports and terminals • Rail and/or mass transit
Communications and Social Infrastructure	• Wireless towers, ground leases and rooftop sites • Cable networks • Distributed antenna systems • Data centers • Education, healthcare and government facilities
Water	• Storage • Treatment • Water rights • Desalination • Distribution
Waste Management	• Transfer and disposal sites • Collection systems • Waste product recycling • Waste-to-energy facilities
REIT Subsidiaries
As noted above, the Fund’s holdings in Real Estate Investments will generally be held through one or more REIT Subsidiaries that are also managed by the Adviser. The Fund will invest no more than 25% of its assets in any one REIT Subsidiary. Any REIT Subsidiary may also utilize leverage, including by mortgaging properties held by special purpose vehicles, or by acquiring property with existing debt. The Fund will treat such borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage. If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur, ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to a REIT Subsidiary and, therefore, to the Fund. The Fund will consolidate any REIT Subsidiary for purposes of financial statements, leverage and concentration. Investment through a REIT Subsidiary involves risks, including the risk that failure of the REIT Subsidiary to qualify as a REIT will have adverse tax consequences on the REIT Subsidiary and may adversely affect the performance of the Fund, which are more fully described in “Risk Factors - Risks Associated with the Fund’s Real Estate Investments.”
In order to qualify as a REIT, a REIT Subsidiary must satisfy a number of requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income, distributions and stockholder ownership. Because certain activities, if performed by the REIT Subsidiary, may not be qualifying REIT activities under the Code, the REIT Subsidiary may form taxable REIT subsidiaries, as defined in the Code, to engage in such activities. Even if the REIT Subsidiary qualifies for taxation as a REIT, it may be subject to certain U.S. federal, state and local taxes on its income and assets, including taxes on any undistributed income, tax on income from some activities conducted as a result of a foreclosure, and state or local income, property and transfer taxes. If, for any taxable year, the REIT Subsidiary does not qualify as a REIT, all of its taxable income (including its net capital gain) would be subject to U.S. federal corporate income tax and applicable state and local taxes without any deduction for distributions to shareholders. Dividends payable by the REIT Subsidiary to the Fund and, in turn, by the Fund to shareholders generally are not qualified dividends eligible for the reduced rates of tax. Each REIT Subsidiary generally will be organized as a Maryland corporation and will operate so as to qualify as a REIT for U.S. federal income tax purposes. A REIT Subsidiary will be a “wholly-owned subsidiary” of the Fund pursuant to the definition of that term in the Investment Company Act (i.e., the Fund owns 95% or more of the subsidiary’s outstanding voting securities). The Fund will hold all of the common shares of the REIT Subsidiary. In order to satisfy the Code’s 100-shareholder requirement, certain persons unaffiliated with the Adviser will purchase non-voting preferred shares of the REIT Subsidiary. Such non-voting preferred shares are expected to have a nominal value.
Mortgages
The Fund expects that it will invest in real estate mortgages by engaging in any of the following transactions: directly originating loans and purchasing or participating in other debt investments, purchasing them from third-party sellers, or investing in or purchasing the securities through a REIT Subsidiary. Opportunities may arise to purchase real estate mortgages, possibly at discounts to par, which will compensate the Fund for the lack of control or structural enhancements typically associated with directly structured investments. The experience of the Adviser’s management team in both disciplines will provide the Fund flexibility in a variety of market conditions.
The Fund expects to acquire real estate mortgages consisting of the following types:
Senior Mortgage Loans: These mortgage loans are typically secured by first liens on commercial properties, including the following property types: office, multifamily, retail, industrial, hospitality and mixed-use. In some cases, first lien mortgages may be divided into an A-Note and a B-Note. The A-Note is typically a privately negotiated loan that is secured by a first mortgage on a commercial property or group of related properties that is senior to a B-Note secured by the same first mortgage property or group.
Subordinated Debt: These loans may include structurally subordinated first mortgage loans and junior participations in first mortgage loans or participations in these types of assets. A B-Note is typically a privately negotiated loan that is secured by a first mortgage on a commercial property or group of related properties and is subordinated to an A-Note secured by the same first mortgage property or group. The subordination of a B-Note or junior participation typically is evidenced by participations or intercreditor agreements with other holders of interests in the note. B-Notes are subject to more credit risk with respect to the underlying mortgage collateral than the corresponding A-Notes.
 Preferred Equity: Real estate preferred equity investments are subordinate to first mortgage loans and are not collateralized by the property underlying the investment. Through preferred equity investments, the Fund seeks to enhance its position with covenants that limit the activities of the entity in which we have an interest and protect our equity by obtaining an exclusive right to control the underlying property after an event of default, should such a default occur on our investment.
Mezzanine Loans: Like B-Notes, these loans are also subordinated, but are usually secured by a pledge of the borrower’s equity ownership in the entity that owns the property or by a second lien mortgage on the property. In a liquidation, these loans are generally junior to any mortgage liens on the underlying property, but senior to any preferred equity or common equity interests in the entity that owns the property. Investor rights are usually governed by intercreditor agreements.
CMBS
CMBS are commercial mortgages pooled in a trust and are principally secured by real property or interests. Accordingly, these securities are subject to all of the risks of the underlying loans. CMBS are structured with credit enhancement, as dictated by the major rating agencies and their proprietary rating methodologies, to protect against potential cash flow delays and shortfalls. This credit enhancement usually takes the form of allocation of loan losses to investors in reverse sequential order of priority (equity to AAA classes), whereas interest distributions and loan prepayments are usually applied sequentially in order of priority (AAA classes to equity).
The typical commercial mortgage is a five or ten-year loan, with a 30-year amortization schedule and a balloon principal payment due on the maturity date. Most fixed-rate commercial loans have strong prepayment protection and require prepayment penalty fees or defeasance. The loans are often structured in this manner to maintain the collateral pool’s cash flow or to compensate the investors for foregone interest collections.
The Fund may invest in CMBS as well as commercial loans and other commercial real estate debt, including small balance commercial mortgage loans and bridge loans. The Sub-Adviser may originate commercial loans and other commercial real estate debt or purchase such assets in the secondary market. The CMBS, commercial mortgage loans, and other commercial real estate portfolio may include both U.S. and non-U.S. investments.

Credit and Credit-Related Investments
Middle-Market Investments
The Fund expects to make investments in U.S. middle-market companies through the Sub-Adviser’s access to a network of financial institutions, private equity sponsors, investment banks, consultants and attorneys, and its proprietary database of borrowers developed over the Sub-Adviser’s more than 20 years in lending to middle-market companies. The Fund refers to “Middle-Market” generally as companies that may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $15 million and $300 million; annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) between $3 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $10 million and $500 million.
The Fund anticipates holding Middle-Market investments with the following characteristics:

•
Senior Secured First-Lien Loans. First-lien senior secured loans obtain security interests in the assets of the portfolio companies as collateral in support of the repayment of these loans (in certain cases, subject to a payment waterfall). The collateral takes the form of first-priority liens on specified assets of the portfolio company borrower and, typically, first-priority pledges of the ownership interests in the borrower. The first-lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity.

•
Senior Secured Unitranche Loans. Unitranche loans are loans that combine both senior and subordinated debt into one loan under which the borrower pays a single interest rate that is intended to reflect the blended relative risk of the secured and unsecured components. Unitranche loans are typically structured as senior secured loans. Security interests are obtained in the assets of these portfolio companies as collateral in support of the repayment of these loans. This collateral takes the form of first-priority liens on the assets of a portfolio company and, typically, first-priority pledges of the ownership interests in the company. Unitranche offers the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest to the lender than otherwise might be realized in a traditional multi-tranche structure. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, the Fund, together with affiliates, as permitted under applicable law, will be the sole lender, of unitranche loans, which can afford the Fund additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

•
Senior Secured Second-Lien Loans. Second-lien senior secured loans obtain security interests in the assets of the portfolio companies as collateral in support of the repayment of such loans. This collateral typically takes the form of second-priority liens on the assets of a portfolio company and may involve entering into an inter-creditor agreement with the holders of the portfolio company’s first-lien senior secured debt. These loans typically provide for no contractual loan amortization in the initial years of the facility, with all amortization deferred until loan maturity.

•
Subordinated (“Mezzanine”) Loans. These investments are typically structured as unsecured, subordinated loans that will typically provide for relatively high, fixed interest rates that provide significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and payment-in-kind (“PIK”) interest) in the early years, with amortization of principal deferred to maturity. Mezzanine loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Mezzanine investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. Mezzanine loans often include a PIK feature (meaning a feature allowing for the payment of interest in the form of additional principal amount of the loan instead of in cash), which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan.

•
Equity Securities. Equity securities typically consist of either a direct minority equity investment in common or membership/partnership interests or preferred stock of a portfolio company, and are typically not control-oriented investments. Preferred equity investments typically contain a fixed dividend yield based on the par value of the equity security. Preferred equity dividends may be paid in cash at a stipulated date, usually quarterly, and are participating and/or cumulative. The Fund may structure such equity investments to include provisions protecting its rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, there may be registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights, which grant the Fund the right to register its equity interest when either the portfolio company or another investor in the portfolio company files a registration statement with the SEC to issue securities. Equity investments typically will be made in connection with debt investments to the same portfolio companies.

•
Warrants. In some cases, a transaction may include the receipt of nominally priced warrants to buy a minority equity interest in the portfolio company in connection with a loan. As a result, as a portfolio company appreciates in value, there is an opportunity to achieve additional investment return from this equity interest. The Fund may structure such warrants to include provisions protecting its rights as a minority-interest holder, as well as a put to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, there may be registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Middle-Market investments involve tailoring the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects lender rights and manages lender risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results.
Generally, Middle-Market investments are held to maturity (typically 5 to 7 years) or repayment but may be sold earlier if a liquidity event occurs, such as a sale, recapitalization, or worsening of the credit quality of the portfolio company.
Broadly Syndicated Loans
Broadly Syndicated Loans (whose features are similar to those described under “Senior Secured First-Lien Loans” and “Senior Secured Second-Lien Loans” above) are typically originated and structured by banks on behalf of large corporate borrowers, typically located within the U.S., with employee counts, revenues, EBITDAs and enterprise values larger than the Middle-Market characteristics described above. The proceeds of Broadly Syndicated Loans are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly Syndicated Loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies.
 A borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Broadly Syndicated Loan (the “Loan Agreement”). In a typical Broadly Syndicated Loan, an administrative agent (the “Agent”) administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Broadly Syndicated Loan. Additionally, the Fund normally will rely on the Agent and the other loan investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Broadly Syndicated Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Broadly Syndicated Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Broadly Syndicated Loan and other fees paid on a continuing basis.
 Broadly Syndicated Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Broadly Syndicated Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Broadly Syndicated Loans should decrease. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.
The Fund may invest in Broadly Syndicated Loans through assignments of or, to a lesser extent, participations in Broadly Syndicated Loans. In the process of buying, selling and holding Broadly Syndicated Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Broadly Syndicated Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Broadly Syndicated Loan by a borrower. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Collateralized Loan Obligations
The Fund’s investments in CLOs are expected to be comprised primarily of investments in the debt and equity tranches of CLOs. The Fund focuses on securitization vehicles that pool portfolios of primarily below investment grade U.S. senior secured loans, which pools of underlying assets are often referred to as a CLO’s “collateral.” The vast majority of the portfolio of most CLOs consists of first lien senior secured loans although many CLOs enable the CLO collateral manager to invest up to approximately 10% of the portfolio in other assets, including second lien loans, unsecured loans, DIP loans and fixed rate loans.
CLOs are generally required to hold a portfolio of assets that is both highly diversified by underlying borrower and industry and is subject to certain asset concentration limitations. Most CLOs are structured to allow for reinvestment of proceeds of repayments of assets over a specific period of time (typically four to five years). We target cash flow CLOs, for which the terms and covenants of the structure are typically based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests. CLO payment provisions are detailed in a CLO’s indenture and are referred to as the “priority of payments” or “waterfall.”
A CLO funds the purchase of its investment portfolio through the issuance of CLO equity and debt instruments in the form of multiple, primarily floating rate debt, tranches. The CLO debt tranches typically have a stated coupon and are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s, S&P and/or Fitch. Unrated and below investment grade and unrated securities are sometimes referred to as “junk” securities. CLO debt tranches are not impacted by defaults and realized losses until total losses exceed the value of the equity tranche.
The CLO equity tranche, which is in the first loss position, is unrated and subordinated to the debt tranches and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO. The holders of CLO equity tranche interests are typically entitled to any cash reserves that form part of the structure when such reserves are permitted to be released. The CLO equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of the debt securities. Economically, the equity tranche benefits from the difference between the interest received from the investment portfolio and the interest paid to the holders of debt tranches of the CLO structure. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency.
Each tranche within a typical CLO has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying investment portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO also typically has the ability to call the debt tranches following a non-call period. Debt tranches of CLOs typically do not have the right to call the other CLO security tranches.
The CLO structure highlighted below is a hypothetical structure provided for illustrative purposes only and the structure of CLOs in which we invest may vary substantially from the example set forth below.
CLOs generally do not face refinancing risk on the CLO debt since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically 5 – 8 years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 – 12 years from the date of issuance). In the current market environment, we expect investment opportunities in CLO equity to present more attractive risk-adjusted returns than CLO debt, although we expect to make investments in CLO debt and related investments, in certain cases, to complement the CLO equity investments that we make. As market conditions change, the Fund’s investment focus may vary from time to time between CLO equity and CLO debt investments.
CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture, that govern how cash generated from a CLO’s underlying collateral is distributed to the CLO debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and sales.
Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests. The Sub-Adviser believes that excess interest-related cash flow is an important driver of CLO equity returns. In addition, relative to certain other high-

yielding credit investments, such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life if there is no disruption in the interest waterfall due to a failure to remain in compliance with certain tests.
Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically 3 – 5 years). Specifically, a CLO’s collateral manager normally has broad latitude - within a specified set of asset eligibility and diversity criteria - to manage and modify a CLO’s portfolio over time. The Sub-Adviser believes that skilled CLO collateral managers can provide significant value through a combination of (1) their credit expertise and (2) a strong understanding of how to manage effectively within the rules-based structure of a CLO and optimize CLO equity returns.
After the CLO’s reinvestment period has ended, in accordance with the CLO’s principal waterfall, cash generated from principal payments or other proceeds are generally distributed to repay CLO debt investors in order of seniority. That is, the AAA tranche investors are repaid first, the AA tranche investors second and so on, with any remaining principal being distributed to the equity tranche investors. In certain instances, principal may be reinvested after the end of the reinvestment period.
CLOs contain a variety of covenants that are designed to enhance the credit protection of CLO debt investors, including overcollateralization tests (“overcollateralization tests”) and interest coverage tests (“IC Tests”). The overcollateralization tests and IC Tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets to liabilities subject to certain adjustments) and interest coverage, respectively. If a CLO breaches an overcollateralization test or IC Test, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position.
In certain instances, the loans underlying the CLOs in which the Fund expects to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, some of the loans underlying the CLOs in which the Fund expects to invest may be referred to as “covenant-lite” loans. The term “covenant-lite” refers generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Typically, the indenture governing a CLO will permit only a certain percentage of the loans underlying a CLO to be “covenant lite.” Accordingly, to the extent the Fund is exposed to “covenant-lite” loans, it may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Some CLOs also have interest diversion tests, which also act to ensure that CLOs maintain adequate overcollateralization. If a CLO breaches an interest diversion test, excess interest cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to acquire new collateral obligations until the test is satisfied. Such diversion would lead to payments to the equity investors being delayed and/or reduced.
Cash flow CLOs do not have mark-to-market triggers and, with limited exceptions (such as the proportion of assets rated “CCC+” or lower (or their equivalent) by which such assets exceed a specified concentration limit, discounted purchases and defaulted assets), CLO covenants are calculated using the par value of collateral, not the market value or purchase price. As a result, a decrease in the market price of a CLO’s performing portfolio does not generally result in a requirement for the CLO collateral manager to sell assets (i.e., no forced sales) or for CLO equity investors to contribute additional capital (i.e., no margin calls).
Distressed Credit Investments
The Fund may invest in distressed investments in U.S. and, to a lesser extent, foreign issuers including loans, loan participations, or bonds, many of which are not publicly traded, and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Sub-Adviser’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of the Fund’s investment or the Fund may be required to accept cash or securities with a value less than our original investment.

Investments in Restructurings
The Fund may invest in restructurings that involve, or otherwise invest in the debt securities of, U.S. and foreign companies that are experiencing or are expected to experience severe financial difficulties. These severe financial difficulties may never be overcome and may cause such companies to become subject to bankruptcy proceedings. The return on investment sought or targeted by the Fund in any investment in a restructuring may depend upon the restructuring progressing in a particular manner or resulting in a particular outcome (including regarding the conversion or repayment of the Fund’s investments). There can be no assurance that any such outcome, development or result will occur or be successful and, as a result, the premise underlying the Fund’s investment may never come to fruition and the Fund’s returns may be adversely affected. Investments in restructurings could, in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein. For instance, under certain circumstances, payments to the Fund and distributions to shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings may be adversely affected by statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the court’s discretionary power to disallow, subordinate or disenfranchise particular claims or characterize investments made in the form of debt as equity contributions. For certain restructurings, the Fund may utilize blocker corporations, which may incur federal and state income taxes. In restructurings, whether constituting liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the restructuring either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security or instrument the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made. The Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed restructuring is consummated. Under certain circumstances, a lender that has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated or disallowed, or may be found liable for damages suffered by parties as a result of such actions.
When a company seeks relief under the U.S. Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be “adequately protected” during the proceedings. If the United States Bankruptcy Court’s assessment of adequate protection is inaccurate, a creditor’s collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court. Bankruptcy proceedings are inherently litigious, time consuming, highly complex and driven extensively by facts and circumstances, which can result in challenges in predicting outcomes. The equitable power of bankruptcy judges also can result in uncertainty as to the ultimate resolution of claims.
Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will almost certainly experience a significant loss of its investment. There can be no assurance that the security interests securing the Fund’s claims will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.
Moreover, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the U.S. Bankruptcy Code. Creditors’ claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the U.S. Bankruptcy Code. Serving on an official or unofficial creditors’ committee, for example, increases the possibility that the Fund will be deemed an “insider” or a “fiduciary” of an issuer it has so assisted and may increase the possibility that the Bankruptcy Court would invoke the doctrine of “equitable subordination” with respect to any claim or equity interest held by the Fund in such issuer and subordinate any such claim or equity interest in whole or in part to other claims or equity interests in such issuer. Claims of equitable subordination may also arise outside of the context of the Fund’s committee activities. If a creditor is found to have interfered with a company’s affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While the Fund will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. In addition, if representation of a creditors’ committee of an issuer causes the Fund or the Sub-Adviser to be deemed an affiliate of such issuer, the securities of such issuer held by the Fund may become restricted securities, which are not freely tradable.
While the challenges to security interests and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or U.S. federal proceedings, including pursuant to state fraudulent transfer laws. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able to defend against them successfully. To the extent the Fund assumes an active role in any legal proceeding involving the debtor, the Fund may be prevented from disposing of securities or instruments issued by the debtor due to the Fund’s possession of material, non-public information concerning the debtor.
From time to time, the Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the U.S. Bankruptcy Code. These debtor-in-possession or “DIP” loans are most often revolving working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally less risky than many other types of loans as a result of their seniority in the debtor’s capital structure and because their terms have been approved by a federal bankruptcy court order, it is possible that the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay in full the DIP loan.
In addition, issuers located in non-U.S. jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such non-U.S. laws and regulations do not provide the Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Fund’s investments in any such issuer may be adversely affected. For example, bankruptcy law and process in a non-U.S. jurisdiction may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.
Non-Performing Investments
The Fund’s portfolio may include investments whose underlying collateral are “nonperforming” and that are typically highly leveraged, with significant burdens on cash flow and, therefore, involve a high degree of financial risk. During an economic downturn or recession, securities of financially troubled or operationally troubled issuers are more likely to go into default than securities or instruments of other issuers. Securities or instruments of financially troubled issuers and operationally troubled issuers are less liquid and more volatile than securities or instruments of companies not experiencing financial difficulties. Investment, directly or indirectly in the financially and/or operationally troubled issuers involves a high degree of credit and market risk. These difficulties may never be overcome and may cause borrowers to become subject to bankruptcy or other similar administrative proceedings. There is a possibility that the Fund may incur substantial or total losses on its investments and in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein.
The Fund may hold direct or indirect interests in non-performing real estate loans. Non-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of such loan and/or purchasing senior loans. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made. In addition, certain privately offered commercial real estate investments carry risks of illiquidity and lack of control. It is possible that the Sub-Adviser may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased by the Fund. The foreclosure process will vary from jurisdiction to jurisdiction and can be lengthy and expensive. Issuers often resist foreclosure actions by asserting numerous claims, counterclaims and defenses against the holder of a real estate loan, including, without limitation, lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action. During the foreclosure proceedings, an issuer may have the ability to file for bankruptcy or its equivalent, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property. If this were to occur, the Fund may be negatively impacted. Similar risks relate to foreclosure of mezzanine debt and the exercising of remedies in connection with such debt.
Investment Policies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in “real estate and real estate-related securities” and “credit and credit-related securities.” The Fund may utilize leverage through borrowing for investment purposes or to satisfy repurchase requests.
The Fund is deemed to concentrate its investments in the real estate industry because, under normal circumstances, it invests over 25% of its assets in real estate-related investments. The Fund’s 80% investment policy may be changed upon 60 days’ advance notice to shareholders. The Fund’s concentration policy is fundamental and may not be changed without shareholder approval. The Fund’s SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Restrictions.”
Investment Process
The Fund’s investment process is a collaborative effort between the Adviser and the Sub-Adviser, and the Fund expects to benefit from their combined real estate, credit, transaction expertise, and deal-sourcing capabilities. The Adviser will have discretion over the Fund’s investments, but has delegated investment discretion for the portion of the Fund’s investment portfolio that is allocated to CMBS and credit and credit-related investments to the Sub-Adviser. The Adviser will determine the amount of the Fund’s total assets that are allocated to the Sub-Adviser to invest in CMBS and credit and credit-related investments, and will review such allocation percentage at least on a quarterly basis and adjust the allocation percentage as necessary to best achieve the Fund’s investment objective. It is expected that the portion of the Fund’s assets that are managed by the Sub-Adviser will be between [ ] and [ ] of the Fund’s total assets. The actual percentage of the Fund’s assets that are managed by the Sub-Adviser may from time to time be outside the target levels provided above due to factors such as market conditions and the availability of attractive investment opportunities. For example, during the Fund’s ramp-up period, or the period between the commencement of this offering and the Fund reaching sufficient scale to carry out its investment strategy as intended, and pending the investment of the proceeds of the offering pursuant to the Fund’s investment objective and strategies, the Fund may make a higher percentage of investments in Broadly Syndicated Loans or other credit and credit-related investments.
The Fund expects that it will follow the same general investment process for each investment, regardless of the asset class. All investment decisions at the Adviser require an approval from its investment committee (the “Investment Committee”). The Investment Committee comprises [ ] investment professionals that each bring different perspectives to investment opportunity evaluation. The Investment Committee performs the following functions:
• Preliminary Investment Review: preliminary review and approval of a potential investment opportunity’s terms. During this stage, the Real Estate Investment Committee or Credit Investment Committee ensures that a potential investment opportunity conforms to the Fund’s investment objective and respective investment strategy, and identifies further analyses to be performed by the underwriting teams prior to final approval.
• Final Approval: final approval of a potential investment opportunity after evaluating all aspects of the investment, including, but not limited to, the return profile, risks, management team credentials, real estate fundamentals, and legal, accounting, and tax issues. During this stage, the Investment Committee makes a final determination regarding whether a particular proposed investment opportunity meets the Fund’s investment objectives, strategies, and policies, and whether to make the proposed investment.
• Ongoing Portfolio Review: on an ongoing basis after an investment is made, the Real Estate Investment Committee or Credit Investment Committee considers each investment’s suitability relative to the investment objective, target investments, return metrics, and risk profile of the Fund, while also weighing the investment’s impact on the Fund’s portfolio, including sector, regional, and manager diversification, and other factors and requirements.
Once the Investment Committee has completed the final review and approval of an investment, the Adviser will have the discretion to make the investment consistent with the Fund’s investment objective and strategies.
Real Estate Investment Committees
Each real estate and real estate-related investment opportunity for the Fund will be overseen by a dedicated team at the Adviser that is responsible for taking assets from sourcing through underwriting, due diligence, Real Estate Investment Committee (as defined below) approval, acquisition, management, development and disposition. As part of the process, the team will draw on CIM Group’s in-house real estate expertise in development, management, tax, leasing, architecture, construction, contracts, finance and accounting. CIM Group’s deal teams are staffed with team members across departments and locations and deal teams work across CIM Group’s various strategies and asset types.
An investment committee (the “Real Estate Investment Committee”) comprised of each of certain principals and select other officers of CIM Group will be responsible for reviewing and approving real estate and real estate-related investment opportunities for the Fund.
All members of the Real Estate Investment Committee will have voting rights and a quorum is reached when a majority of members is present. Approval by a majority of all members present will be required for an acquisition or sale of a real estate or real estate-related asset. The size, composition and/or policies regarding quorum and/or voting privileges and the requirements of the Real Estate Investment Committee may be changed from time to time.
Credit Investment Committees
The Adviser has delegated responsibility for making CMBS and credit and credit-related investments, as well as [a portion of] the Fund’s assets to be used to make these investments, to the Sub-Adviser. In making its CMBS and credit and credit-related investments, the Fund will employ the Sub-Adviser’s thorough and disciplined underwriting and due diligence process that is conducted in accordance with established credit policies and procedures, and that is focused on investment recovery. The Sub-Adviser’s process will involve a comprehensive analysis of a prospective portfolio investment’s market, operational, financial, and legal position, as well as its future prospects.
The Fund will capitalize on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of the Sub-Adviser’s professionals. These professionals have developed a broad network of contacts within the investment community, gained through many years of experience structuring and investing in various credit and credit-related securities.
The Sub-Adviser’s investment committees, which include the pre-allocation investment committee, middle-market investment committee, CLO investment committee and structured credit investment committee (collectively, the “Credit Investment Committees”) will be responsible for the recommendations of overall asset allocation decisions and the evaluation and approval of credit and credit-related investments and CMBS for the Fund.
All members of each of the Credit Investment Committees will have voting rights and a quorum is reached when a majority of the members is present. A majority vote of all members present will be required for an acquisition or sale of a credit or credit-related investment or CMBS. The size, composition and/or policies regarding quorum and/or voting privileges and the requirements of each of the Credit Investment Committees may be changed from time to time.
For those investments made through joint transactions requiring exemptive relief, the Fund is seeking an exemptive order from the SEC to allow it to co-invest with certain of its affiliates. However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund intends to co-invest alongside its affiliates only in accordance with existing regulatory guidance.

RISKS
The Fund is a newly organized, non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. At any point in time an investment in the Common Shares may be worth less than the original amount invested, even after taking into account the distributions paid by and the ability of shareholders to reinvest dividends.
No Operating History
The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objectives and that the value of an investment could decline substantially or become worthless.
No Minimum Offering Prior to Commencing Operations
The Fund has no obligation to raise a specific amount of capital prior to commencing operations, which could adversely impact the Fund’s ability to achieve profitability. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.
Investment and Market Risk
An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in a portfolio of real estate-related and credit-related investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.
Economic Recession or Downturn Risk
Many of the Fund’s portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay the Fund’s debt investments during these periods. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. Adverse economic conditions may also decrease the value of any collateral securing the Fund’s secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.
Global Economic, Political and Market Condition Risk
The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In July and August 2015, Greece reached agreements with its creditors for bailouts that provide aid in exchange for certain austerity measures. These and similar austerity measures may adversely affect world economic conditions and have an adverse impact on the Fund’s business and that of its portfolio companies. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union, or “Brexit,” and, accordingly, on February 1, 2017, the U.K. Parliament voted in favor of allowing the U.K. government to begin the formal process of Brexit. The initial negotiations on Brexit commenced in June 2017. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the United Kingdom and the European Union, and this uncertainty and instability may last indefinitely. Because the U.K. Parliament rejected Prime Minister Theresa May’s proposed Brexit deal with the European Union in January 2019, there is increased uncertainty on the outcome of Brexit. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets.
The Republican Party currently controls the executive branch and the Senate portion of the legislative branch of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. For example, in March 2018, the U.S. Senate passed a bill that eased financial regulations and reduced oversight for certain entities. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. The Fund cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on the Fund’s business, financial condition and results of operations. The Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on its investments. The Fund monitors developments and seeks to manage its investments in a manner consistent with achieving its investment objective, but there can be no assurance that it will be successful in doing so.
Shares Not Listed; No Market for Shares
The Fund is organized as a closed-end management investment company and designed for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Common Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Common Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment, and shareholders should expect that they will be unable to sell their Common Shares for an indefinite time or at a desired price
Repurchase Offers Risk
As described under “Prospectus Summary—Periodic Repurchase Offers” above, the Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers for the Fund’s outstanding Common Shares at NAV. Repurchases generally will be funded from available cash, cash from the sale of Common Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in an increased expense ratio for shareholders who do not tender their Common Shares for repurchase, untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by (i) holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and (ii) holding back (i.e., not investing) cash from the sale of Common Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect holders of Common Shares who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.
If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund will generally be a taxable event to holders of Common Shares. See “Certain U.S. Federal Tax Considerations—Taxation of U.S. Shareholders.”
Real Estate Industry Risk
The Fund expects to invest a substantial portion of its assets in real estate-related securities, primarily within the United States. Therefore, the performance of its portfolio will be significantly impacted by the performance of the real estate market in general and the Fund may experience more volatility and be exposed to greater risk than it would be if it held a more diversified portfolio. The Fund will be impacted by factors particular to the real estate industry including, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in operating expenses including property taxes and; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing (ix) changes in interest rates and (x) changes in availability of leverage on loans for or secured by real estate. Changes in federal tax laws which are being debated or pending as of the date of this prospectus may have a significant impact on the U.S. real estate industry in general, particularly in the geographic markets targeted by Fund investments. The value of securities in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
There are also special risks associated with particular real estate sectors including, but not limited to, those risks described below:
Retail Properties. Retail properties are subject to risks that include changes to the overall health of the economy, and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.
Office Properties. Office properties are subject to risks that include changes to the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.
Industrial Properties. Industrial properties are subject to risks that include changes to the overall health of the economy, and other factors such as downturns in the manufacture, processing and shipping of goods.
Shopping Centers. Shopping center properties are subject to risks that are principally based on their dependence on the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and its closure or bankruptcy could cause significant revenue loss, including the loss of revenue from smaller tenants in the same shopping center that may financially struggle due to lower foot traffic in the mall generally, due to loss of the large tenant. Shopping centers also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues and operate profitably. Shopping centers are also subject to risks due to changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.
Self-Storage Properties. The value and successful operation of a self-storage property is subject to risk based on a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.
Multifamily Properties. The value and successful operation of a multifamily property is subject to risks based on a number of factors, such as the location of the property, the ability of the management team, the level of mortgage interest rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.
Hospitality Properties. The risks of hotel, motel and similar hospitality properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are subject to risks arising from a number of several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.
Other factors may contribute to real estate industry risks and, therefore, to risks associated with investments by the Fund in real estate-related debt and debt securities:
Development Issues. Certain real estate borrowers may engage in the development or construction of real estate properties. These companies are exposed to a variety of risks inherent in real estate development and construction, such as the risk of cost overruns, inadequate capital to complete the project, and that there will be insufficient tenant demand at economically profitable rent levels.
Inadequate Insurance. Certain real estate borrowers may fail to carry sufficient liability, fire, flood, earthquake extended coverage and rental loss insurance, or any insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the borrower could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.
Dependence on Tenants. The value and cash flow associated with rental real estate depends upon the ability of the borrower to generate enough rental income in excess of its debt service and other rental real estate expenses. Changes beyond the control of the borrower may occur with its tenants who may suffer economic setbacks which may in turn render them unable to make its lease payment. In that event the borrowers may suffer lower revenues and service its debt owed to the Fund.
Financial Leverage. The Fund’s borrowers may be highly leveraged and financial covenants may affect their ability to operate effectively and service its debt owed to the Fund.
Environmental Issues. In connection with the direct or indirect ownership, operation, management and development of real properties that may contain hazardous or toxic substances, a borrower of a Fund may be considered an owner, operator or responsible party for such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such borrower and, as a result, could affect the amounts available to the Fund to make distributions to its investors.
Lending Market Conditions. Instability in the United States, European and other credit markets, at times, can make it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate or refinance completed projects.
For example, historically adverse developments relating to sub-prime mortgages have adversely affected the willingness of some lenders to extend credit, in general, which may make it more difficult for homeowners or companies to obtain financing on attractive terms or at all so that they may commence or complete real estate projects, refinance completed projects or purchase real estate. These factors do adversely affect real estate values generally. These factors also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Accordingly, these factors could, in turn, reduce the number of real estate investment opportunities and reduce the Fund’s investment returns.
Commercial Real Estate Lending Investments Risk
The Fund’s commercial real estate loans will be secured by commercial property and will be subject to risks of delinquency and foreclosure, and risks of loss that may be greater than similar risks associated with loans made on the security of single-family residential property. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be adversely affected by, among other things,

•	tenant mix;

•	success of tenant businesses;

•	property management decisions;

•	property location, condition and design;

•	competition from comparable types of properties;

•	changes in laws that increase operating expenses or limit rents that may be charged;

•	changes in national, regional or local economic conditions and/or specific industry segments, including the credit and securitization markets;

•	declines in regional or local real estate values;

•	declines in regional or local rental or occupancy rates;

•	increases in interest rates, real estate tax rates and other operating expenses;

•	costs of remediation and liabilities associated with environmental conditions;

•	the potential for uninsured or underinsured property losses;

•	changes in governmental laws and regulations, including fiscal policies, zoning ordinances and environmental legislation and the related costs of compliance; and

•	acts of God, terrorist attacks, social unrest and civil disturbances.
In the event of any default under a mortgage loan held directly by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the Fund’s cash flow from operations and limit amounts available for distribution to the Fund’s shareholders. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Foreclosure of a mortgage loan can be an expensive and lengthy process, which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.
Commercial Mortgage-Backed Securities Risk
Mortgage-backed securities are bonds which evidence interests in, or are secured by, commercial mortgage loans. Accordingly, CMBS are subject to all of the risks of the underlying mortgage loans. In a rising interest rate environment, the value of CMBS may be adversely affected when payments on underlying mortgages do not occur as anticipated. The value of CMBS may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, CMBS are subject to the credit risk associated with the performance of the underlying commercial mortgage properties. CMBS are also subject to several risks created through the securitization process.
The Fund may invest in the residual or equity tranches of CMBS, which are referred to as subordinate CMBS or interest-only CMBS. Subordinate CMBSs are paid interest only to the extent there are funds available to make payments. There are multiple tranches of CMBS, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CMBS has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. As a result, interest only CMBS possess the risk of total loss of investment in the event of prepayment of the underlying mortgages. There is no limit on the portion of the Fund’s total assets that may be invested in interest-only multifamily CMBS.
The Fund also may invest in interest-only multifamily CMBS issued by multifamily mortgage loan securitizations. However, these interest-only multifamily CMBS typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows.
Investing in REITs Risk
The Fund may invest in public (including non-traded REITs) and private REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are subject to risks similar to those associated with direct ownership of real estate (as discussed above), as well as additional risks discussed below.
REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are often leveraged or invest in properties that are themselves leveraged, exposing them to the risks of leverage generally. Among other things, leverage will generally increase losses during periods of real estate market declines.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.
Middle-Market Lending Risk
Middle-Market investments involve a number of significant risks. Generally, little public information exists about these companies, and the Fund relies on the ability of the Sub-Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If the Fund is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and may lose money on its investments. Middle-Market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of realizing any guarantees the Fund has obtained in connection with its investment. Such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.
Middle-market companies are more likely to be considered lower grade investments, commonly called “junk bonds,” which are either rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment, or may be unrated but determined by the Sub-Adviser to be of comparable quality. On average, the debt in which the Fund may invest has contractual maturities between four and six years, and typically is not rated by any rating agency. The Sub-Adviser believes, however, that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). The Fund may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

Lower grade securities or comparable unrated securities are considered predominantly speculative regarding the issuer’s ability to pay interest and principal, and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile and are less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: increased price sensitivity to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.
Additionally, Middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s portfolio company and, in turn, on the Fund. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, the Fund’s executive officers, directors and the Sub-Adviser may, in the ordinary course of business, be named as defendants in litigation arising from its investments in the portfolio companies.
Second Lien Loans Risk
Second lien loans generally are subject to the same risks associated with investments in Senior Secured Loans. Because second lien loans and unsecured loans are lower in priority of payment to Senior Secured Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than Senior Secured Loans and may be less liquid.
Equity Investment Risk
The Fund may purchase common stock and other equity securities, including warrants, in various portfolio companies. Although equity securities historically have generated higher average total returns than debt securities over the long term, equity securities may experience more volatility in those returns than debt securities. The equity securities the Fund acquires may fail to appreciate, decline in value or lose all value, and the Fund’s ability to recover its investment will depend on its portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution in the event the portfolio company issues additional securities. Investments in preferred securities involve special risks, such as the risk of deferred distributions, illiquidity and limited voting rights.
Broadly Syndicated Loans Risk
The Broadly Syndicated Loans in which the Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, the risks associated with such Broadly Syndicated Loans are generally similar to the risks of other below investment grade fixed income instruments, although Broadly Syndicated Loans are senior and typically secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in below investment grade Broadly Syndicated Loans are considered speculative because of the credit risk of the Borrowers. Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income dividends. An economic downturn would generally lead to a higher non-payment rate, and a Broadly Syndicated Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Broadly Syndicated Loan may decline in value or become illiquid, which would adversely affect the Broadly Syndicated Loan’s value. Broadly Syndicated Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments.
Broadly Syndicated Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Broadly Syndicated Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Broadly Syndicated Loan. The collateral securing a Broadly Syndicated Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Broadly Syndicated Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Broadly Syndicated Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Broadly Syndicated Loans including, in certain circumstances, invalidating such Broadly Syndicated Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Broadly Syndicated Loan may be “primed” in bankruptcy, which reduces the ability of the holders of the Broadly Syndicated Loan to recover on the collateral. Priming takes place when a debtor in bankruptcy is allowed to incur additional indebtedness by the bankruptcy court and such indebtedness has a senior or pari passu lien with the debtor’s existing secured indebtedness, such as existing Broadly Syndicated Loans or secured corporate bonds.
In addition, some of the Broadly Syndicated Loans in which the Fund may invest may be “covenant-lite” loans. The Fund uses the term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, it may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
There may be less readily available information about most Broadly Syndicated Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “1933 Act”), or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Broadly Syndicated Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Sub-Adviser will rely primarily on their own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Sub-Adviser.
The Sub-Adviser has observed that borrowers and transaction sponsors have more frequently utilized EBITDA add-backs to demonstrate run-rate profitability and, in some cases, to maintain compliance with leverage covenants. EBITDA add-backs involve a borrower or transaction sponsor adding certain expenses back to EBITDA based on assumptions regarding the anticipated effect of a transaction. In certain cases, borrowers may be permitted flexibility to add-back a variety of expenses to EBITDA, allowing the borrower to increase leverage under restrictive covenants. Additionally, borrowers may be permitted to designate unrestricted subsidiaries under the terms of their financing agreements, which would exclude such unrestricted subsidiaries from restrictive covenants under the financing agreement with the borrower. Without restriction under the financing agreement, the borrower could take various actions with respect to the unrestricted subsidiary including, among other things, incur debt, grant security on its assets, sell assets, pay dividends or distribute shares of the unrestricted subsidiary to the borrower’s shareholders. Any of these actions could increase the amount of leverage that the borrower is able to incur and increase the risk involved in our Broadly Syndicated Loans accordingly.
The secondary trading market for Broadly Syndicated Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Broadly Syndicated Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Broadly Syndicated Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Broadly Syndicated Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Broadly Syndicated Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in share prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Broadly Syndicated Loans and other debt obligations, impairing the Fund’s NAV.
Broadly Syndicated Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Broadly Syndicated Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Broadly Syndicated Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinions of the Advisers, do not represent fair value. If the Fund attempts to sell a Broadly Syndicated Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Broadly Syndicated Loan may be adversely affected.

The Fund expects to acquire Broadly Syndicated Loans through assignments and, to a lesser extent, through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, (i) the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation; and (ii) both the Borrower and the institution selling the participation will be considered issuers for purposes of the Fund’s investment restriction concerning industry concentration. See “Investment Restrictions”. Further, in purchasing participations in lending syndicates, the Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the Borrower. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Broadly Syndicated Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Broadly Syndicated Loan.
Distressed Credit Investments Risk
The Fund’s investments in distressed credit investments have significant risk of loss, and the Fund’s efforts to protect its distressed credit investments may involve large costs and may not be successful. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the distressed credit investments in which the Fund invests will eventually be satisfied (e.g., through liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed credit securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed credit investments the Fund holds, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. If the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed credit securities, the Fund may be restricted from disposing of such securities.
The Fund may hold the debt securities and loans of companies that are more likely to experience bankruptcy or similar financial distress, such as companies that are thinly capitalized, employ a high degree of financial leverage, are in highly competitive or risky businesses, are in a start-up phase, or are experiencing losses. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversarial proceedings and are beyond the control of the creditors. A bankruptcy filing by a company whose debt the Fund has purchased may adversely and permanently affect such company. If the proceeding results in liquidation, the liquidation value of the company may have deteriorated significantly from what the Fund believed to be the case at the time of the Fund’s initial investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until a plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, the Fund’s influence with respect to the class of securities or other obligations it owns may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial, eroding the value of any recovery by holders of other securities of the bankrupt entity.
A bankruptcy court may also re-characterize the Fund’s debt investment as equity, and subordinate all or a portion of the Fund’s claim to that of other creditors. This could occur even if the Fund’s investment had initially been structured as senior debt.
Below Investment Grade, or High Yield, Instruments Risk
The Fund anticipates that substantially all of the credit and credit-related instruments in which it makes investments will be instruments that are rated below investment grade or are unrated. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.
Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that for higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in Common Shares of the Fund, both in the short-term and the long-term.
Duration and Maturity Risk
The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will increase the Fund’s exposure to the credit and interest rate risks described above.
Covenant Breach Risk
A borrower may fail to satisfy financial or operating covenants imposed by the Fund or other lenders, which could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize such company’s ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting company.
Prepayment Risk
During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For corporate bonds, such payments often occur during periods of declining interest rates, which may require the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and dividends to shareholders. This is known as prepayment or “call” risk. Broadly Syndicated Loans are subject to prepayment risk and typically do not have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than the stated principal amount) only if certain prescribed conditions are met). The degree to which Borrowers prepay Broadly Syndicated Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Broadly Syndicated Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt from which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Additionally, although the Sub-Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. The need to satisfy the CLO’s covenants and identify acceptable assets may require the CLO collateral manager to purchase substitute assets at a lower yield than those initially acquired or require that the sale proceeds be maintained temporarily in cash. Either such action by the CLO collateral manager may reduce the yield that the CLO collateral manager is able to achieve. A CLO’s investment tests may incentivize a CLO collateral manager to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce the Fund’s return on investment and may have a negative effect on the fair value of its assets and the market value of its securities.
In addition, the reinvestment period for a CLO may terminate early, which may cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Fund’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as the Fund or a CLO collateral manager might realize excess cash from prepayments earlier than expected. There can be no assurance that the CLO collateral managers will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed. If the Fund or a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the Fund’s net investment income and the fair value of that asset.

Valuation Risk
Where possible, the Fund utilizes independent pricing services approved by the Board to value certain portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with the Fund’s investments include, but are not limited to: a limited number of market participants compared to publicly traded investment grade securities, a lack of publicly available information about some borrowers, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments.
A large percentage of the Fund’s portfolio investments will not be publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. The Fund values these investments at fair value as determined in good faith pursuant to valuation policies and procedures adopted by the Board. The types of factors that may be considered in valuing the Fund’s investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund considers the pricing indicated by the external event to corroborate the Fund’s valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that the Fund may ultimately realize. The Fund’s NAV per share could be adversely affected if the Fund’s determinations regarding the fair value of these investments are higher than the values that the Fund realizes upon disposition of such investments.
Liquidity Risk
The Fund may invest without limitation in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in securities subject to restrictions on resale. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. The illiquidity of these investments may make it difficult for the Fund to sell such investments if the need arises. In addition, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which it has previously recorded these investments.
Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser and Sub-Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.
Some Loans and other instruments are not readily marketable and may be subject to restrictions on resale. Loans and other instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and other instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and other instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Credit Risk
Credit risk is the risk that one or more Loans or other floating rate instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain Loans, losses may still occur because the market value of Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.
Interest Rate Risk
Since the Fund may incur leverage to make investments, the Fund’s net investment income depends, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. Since the economic downturn that began in 2007, interest rates have remained low despite recent increases. Because longer term inflationary pressure may result from the U.S. government’s fiscal policies and other challenges, and because of the relatively low interest rate environment in which the Fund now operates, interest rates could continue to rise, rather than fall, in the future. In a rising interest rate environment, any leverage that the Fund incurs may bear a higher interest rate than may currently be available. There may not, however, be a corresponding increase in the Fund’s investment income. Any reduction in the rate of return on new investments relative to the rate of return on current investments, and any reduction in the rate of return on current investments, could adversely impact the Fund’s net investment income, reducing its ability to service the interest obligations on, and to repay the principal of, its indebtedness.
The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for Loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.
CLO Risk
In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof, (iv) the potential of spread compression in the underlying loans of the CLO, which could reduce credit enhancement in the CLOs and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs. See “Certain U.S. Federal Tax Considerations—Taxation as a Regulated Investment Company.”
Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.
In addition, the portfolios of certain CLOs in which the Fund may invest may contain “covenant-lite” loans. The Fund uses the term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund is exposed to “covenant-lite” loans, the Fund may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.
The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.
Risks Related to the Risk Retention Rules
Section 941 of the Dodd-Frank Act added a provision to the Exchange Act, as amended, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.
On February 9, 2018, a three-judge panel (the “Panel”) of the United States Court of Appeals for the D.C. Circuit (the “Appellate Court”) ruled in favor of an appeal by the Loan Syndications and Trading Association (the “LSTA”) against the SEC and the Board of Governors of the Federal Reserve System (the “Applicable Governmental Agencies”) that managers of so-called “open market CLOs” are not “securitizers” under Section 941 of the Dodd-Frank Act and, therefore, are not subject to the requirements of the U.S. risk retention rules (the “Appellate Court Ruling”). The LSTA was appealing from a judgment entered by the United States District Court for the District of Columbia (the “D.C. District Court”), which granted summary judgment in favor of the SEC and Federal Reserve and against the LSTA with respect to its challenges. On April 5, 2018, the D.C. District Court entered an order implementing the Appellate Court Ruling and thereby vacated the U.S. risk retention rules insofar as they apply to CLO managers of “open market CLOs”.
As such, collateral managers of open market CLOs are no longer required to comply with the U.S. risk retention rules at this time. It is possible that some collateral managers of open market CLOs will decide to dispose of the notes constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide to take other action with respect to such notes that is not otherwise permitted by the U.S. risk retention rules. As a result of this decision, certain CLO managers of “open market CLOs” will no longer be required to comply with the U.S. risk retention rules solely because of their roles as managers of “open market CLOs”, and there may be no “sponsor” of such securitization transactions and no party may be required to acquire and retain an economic interest in the credit risk of the securitized assets of such transactions.
There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the U.S. risk retention rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the U.S. risk retention rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the U.S. risk retention rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the U.S. risk retention rules and other factors.
LIBOR Risk
Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund investments may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Additional findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.
Recently, regulators in the United Kingdom have called for the LIBOR to be abandoned by the end of 2021. It is unclear whether or not LIBOR will cease to exist at that time or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. The Fund may invest in instruments that pay interest at floating rates based on LIBOR that do not include “fallback provisions” that address how interest rates will be determined if LIBOR stops being published. If LIBOR ceases to exist, the Fund may need to renegotiate any credit agreements extending beyond 2021 with portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.
The Fund may invest in instruments which reference LIBOR. Abandonment of or modifications to LIBOR could have adverse impacts on both newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, it remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.
Foreign Investment Risk
The Fund may, to a lesser extent, invest in the securities of foreign issuers. Investing in foreign securities typically involves more risks than investing in U.S. securities. Investment in foreign securities carries risks associated with:

•	political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.;

•	trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.;

•	availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers;

•	limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and

•	currency exchange rate fluctuations and policies.
To the extent the Fund invests in investment vehicles that hold securities that are denominated in foreign currencies, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. These currency movements may negatively impact the value of the Fund even when there is no change in the value of the security in the issuer’s home country.
Lender Liability Risk
A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.
In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”
Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.
Leverage Risk
The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time of incurrence of indebtedness. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Under current market conditions, the Fund generally intends to utilize leverage principally through (i) Borrowings in an aggregate amount of up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such Borrowings) immediately after such Borrowings or (ii) the issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such issuance) immediately after such issuance. Leverage may result in greater volatility of the NAV and distributions on the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from are borne entirely by shareholders. Common Share income may fluctuate if the interest rate on Borrowings changes. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incurrence and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.
Any decline in the NAV of the Fund will be borne entirely by shareholders. Therefore, if the market value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in NAV to shareholders than if the Fund were not leveraged.
Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral.
Incentive Fee Risk
The incentive fee payable by the Fund to the Adviser (and indirectly to the Sub-Adviser) may create an incentive for the Adviser or the Sub-Adviser to pursue investments on the Fund’s behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in the Fund investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to the Adviser (and indirectly to the Sub-Adviser) is based on Pre-Incentive Fee

Net Investment Income, as calculated in accordance with the Investment Advisory Agreement. This may encourage the Adviser or the Sub-Adviser to use leverage to increase the return on investments, even when it may not be appropriate to do so, and to refrain from de-levering when it may otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of the Fund’s securities.
Additionally, the Adviser is entitled to incentive compensation for each fiscal quarter based, in part, on Pre-Incentive Fee Net Investment Income, if any, for the immediately preceding fiscal quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of NAV, decreases in NAV make it easier to achieve the performance threshold, and the Fund may be required to pay the Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of the portfolio.
Potential Conflicts of Interest Risk — Allocation of Personnel
The Fund’s executive officers and trustees, and the employees of the Adviser and the Sub-Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund or of investment funds or accounts managed by the Adviser, the Sub-Adviser or their affiliates. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Additionally, certain personnel of the Adviser and the Sub-Adviser and their management may face conflicts in their time management and commitments. The Adviser and the Sub-Adviser may experience conflicts of interest relating to the allocation of the Adviser’s and Sub-Adviser’s time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser, the Sub-Adviser and their affiliates; compensation to the Adviser and Sub-Adviser; services that may be provided by the Adviser or Sub-Adviser and their respective affiliates to issuers in which the Fund invests; investment by the Fund and other clients of the Adviser or the Sub-Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser or Sub-Adviser; differing recommendations given by the Adviser or the Sub-Adviser to the Fund versus other clients; the Adviser’s or Sub-Adviser’s use of information gained from issuers in the Fund’s portfolio investments by other clients, subject to applicable law; and restrictions on the Adviser’s or Sub-Adviser’s use of “inside information” with respect to potential investments by the Fund.
Potential Conflicts of Interest Risk — Allocation of Investment Opportunities
Each of the Adviser and Sub-Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser, the Sub-Adviser or their respective affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. Each of the Adviser and the Sub-Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a Borrower/loan/security; and (ix) prior positions in a Borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser or the Sub-Adviser.
In the event investment opportunities are allocated among the Fund and the other Advised Funds, the Fund may not be able to structure its investment portfolio in the manner desired. Furthermore, the Fund and the other Advised Funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Advised Funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that the other Advised Funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Advised Funds may make investments at different levels of a Borrower’s capital structure or otherwise in different classes of a Borrower’s securities, to the extent permitted by applicable law. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Advised Funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Advised Funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Advised Funds.
Applicable law, including the 1940 Act, may at times prevent the Fund from being able to participate in investments that it otherwise would participate in, and may require the Fund to dispose of investments at a time when it otherwise would not dispose of such investment or hold an investment when it would otherwise dispose of it, in each case, in order to comply with applicable law.
The Adviser, the Sub-Adviser, their affiliates and their clients may pursue or enforce rights with respect to a Borrower in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and the Sub-Adviser and their affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The Adviser and the Sub-Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the management and incentive fee payable by the Fund and, accordingly, the fees received by the Adviser and the Sub-Adviser. Certain other Advised Funds pay the Adviser, the Sub-Adviser or their affiliates greater performance-based compensation, which could create an incentive for the Adviser, the Sub-Adviser or an affiliate to favor such investment fund or account over the Fund.
Limitations on Transactions with Affiliates Risk
The 1940 Act limits the Fund’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of or private equity fund managed by the Adviser or the Sub-Adviser or any of their respective affiliates. However, the Fund may, under certain circumstances, purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser or the Sub-Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser or the Sub-Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of its affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.
The Adviser, the Sub-Adviser and certain funds that they manage have applied for an exemptive order from the SEC to permit the Fund to co-invest in portfolio companies with certain other Advised Funds provided the Fund complies with certain conditions (the “Order”). Pursuant to the Order, the Fund would generally be permitted to co-invest with Advised Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s independent trustees makes certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Fund’s shareholders and is consistent with the Fund’s investment objective and strategies. There can be no assurance that the Fund will obtain such exemptive relief from the SEC.
Dependence on Key Personnel Risk
The Adviser and the Sub-Adviser are dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Adviser or the Sub-Adviser were to lose the services of these individuals, their ability to service the Fund could be adversely affected. As with any managed fund, the Adviser and the Sub-Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. The Fund’s NAV changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s and Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results. The Adviser and the Sub-Adviser have informed the Fund that the investment professionals associated with the Adviser or the Sub-Adviser, as the case may be, are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. In addition, individuals not currently associated with the Adviser or the Sub-Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals.
Inflation/Deflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline.
In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Repurchase Agreements Risk
Subject to its investment objective and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Reverse Repurchase Agreements Risk
The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments. To the extent not appropriately covered, the Fund’s use of reverse repurchase agreements will be subject to the 33 1/3% or 50.00% limitation on the issuance of senior securities representing indebtedness under the 1940 Act.
Payment-In-Kind and Original Issue Discount Risk
Certain of the credit or credit-related securities in which the Fund may invest may offer a flexible payment and covenant structure to portfolio companies that may not provide the same level of protection to the Fund as more restrictive conditions that traditional lenders typically impose on borrowers. For example, the Fund’s investments may include an end-of-term payment, payment-in-kind (“PIK”) interest payment and/or original issue discount (“OID”). If a portfolio company fails to satisfy financial or operating covenants imposed by the Fund or other lenders, the company may default on the Fund’s loan which could potentially lead to termination of its loans and foreclosure on its assets. If a portfolio company defaults under the Fund’s loan, this could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the loans that the Fund holds, including payment to us of the end-of-term payment, PIK interest payment and/or OID. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

To the extent that the Fund invests in OID instruments, including PIK loans, zero coupon bonds, and debt securities with attached warrants, investors will be exposed to the risks associated with the inclusion of such non-cash income in taxable and accounting income prior to receipt of cash, including the following risks:

•	the interest payments deferred on a PIK loan are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan;

•	the interest rates on PIK loans are higher to reflect the time-value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments;

•	market prices of OID instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash;

•	PIK instruments may have unreliable valuations because the accruals require judgments about ultimate collectability of the deferred payments and the value of the associated collateral;

•	the use of PIK and OID securities may provide certain benefits to the Adviser and the Sub-Adviser, including increasing management fees and incentive fees;

•
for U.S. federal income tax purposes, the Fund may be required to make distributions of OID income to shareholders without receiving any cash and such distributions have to be paid from offering proceeds or the sale of assets without investors being given any notice of this fact; and

•
the required recognition of OID, including PIK, interest for U.S. federal income tax purposes may have a negative impact on liquidity, because it represents a non-cash component of the our taxable income that must, nevertheless, be distributed in cash to investors to avoid it being subject to corporate level taxation.

Competition for Investment Opportunities
The Fund competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Many of the Fund’s competitors are substantially larger and may have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund.
Inadequate Return Risk
No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Common Shares.
Portfolio Turnover Risk
The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.
Lack of Funds to Make Additional Investments Risk
The Fund may not have the funds or ability to make additional investments in its portfolio companies. After the Fund’s initial investment in a portfolio company, it may be called upon from time to time to provide additional funds to such company or have the opportunity to increase its investment through the exercise of a warrant to purchase common shares. There is no assurance that the Fund will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on the Fund’s part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for the Fund to increase its participation in a successful operation or may reduce the expected return on the investment.
Uncertain Exit Strategies
Due to the illiquid nature of some of the positions that the Fund is expected to acquire, as well as the risks associated with the Fund’s investment strategies, the Fund is unable to predict with confidence what the exit strategy may ultimately be for any given investment, or that one will definitely be available. Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors.
Sourcing of Suitable Assets Risk
No assurance can be given the Adviser or Sub-Adviser will be able to find enough appropriate investments that meet the Fund’s investment criteria.
Non-Diversification Risk
The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer other than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.
Distribution Payment Risk
 The Fund cannot assure investors that it will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.
In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of capital to shareholders. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Common Shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from the Fund’s investment activities, and generally results in a reduction of the tax basis in the Common Shares. As a result of such reduction in tax basis, shareholders may be subject to tax in connection with the sale of Common Shares, even if such Common Shares are sold at a loss relative to the shareholder’s original investment.
Inadequate Network of Broker-Dealer Risk
The success of the Fund’s continuous public offering, and correspondingly the Fund’s ability to implement its investment objective and strategies, depends upon the ability of the Dealer Manger to establish, operate and maintain a network of Selling Agents to sell the Common Shares. If the Dealer Manager fails to perform, the Fund may not be able to raise adequate proceeds through the Fund’s continuous public offering to implement the Fund’s investment objective and strategies. If the Fund is unsuccessful in implementing its investment objective and strategies, an investor could lose all or a part of his or her investment in the Fund.
“Best-Efforts” Offering Risk
This offering is being made on a best efforts basis, whereby the Distributor is not required to sell any specific number or dollar amount of Shares, but will use its best efforts to distribute the Shares. Shares will not be listed on any national securities exchange and the Distributor will not act as a market marker in Shares. To the extent that less than the maximum number of Common Shares is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base.

Investor Dilution Risk
Investors in this offering will purchase Common Shares at a price equal to the then current NAV per Common Share plus the applicable sales load. Additionally, the Fund will bear certain expenses in connection with its organization and the continuous offering of its Common Shares. As a result, investors in this offering will incur immediate dilution of their investment when purchasing Common Shares.
In addition, shareholders will not have preemptive rights. The Trust’s declaration of trust authorizes it to issue an unlimited number of Common Shares. If the Fund engages in a subsequent offering of Common Shares or securities convertible into Common Shares, issues additional Common Shares pursuant to its DRP or otherwise issues additional Common Shares, investors who purchase Shares in this offering who do not participate in those other stock issuances will experience dilution in their percentage ownership of the Fund’s outstanding Common Shares. Furthermore, an investor may experience a dilution in the value of the Common Shares depending on the terms and pricing of any Share issuances (including the Common Shares being sold in this offering) and the value of the Fund’s assets at the time of issuance.
Cyber-Security Risk and Identity Theft Risks
Cyber-security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser’s information and technology systems may be vulnerable to damage or interruption from computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information. Although the Adviser has implemented various measures to manage risks relating to these types of events, such systems could be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing it from being addressed appropriately. The Adviser and/or the Fund may have to make a significant investment to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, and/or the Fund’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders and the intellectual property and trade secrets of the Adviser. Such a failure could harm the Adviser’s and/or the Fund’s reputation, subject any such entity and their respective affiliates to legal claims and adverse publicity and otherwise affect their business and financial performance.
A disaster or a disruption in the infrastructure that supports the Fund’s business, including a disruption involving electronic communications or other services used by the Fund or by third parties with whom the Fund conducts business, or directly affecting the Fund’s headquarters, could have a material adverse impact on the Fund’s ability to continue to operate its business without interruption. The Fund’s disaster recovery programs may not be sufficient to mitigate the harm that may result from such a disaster or disruption. In addition, insurance and other safeguards might only partially reimburse the Fund for its losses, if at all.
Third parties with which the Fund does business may also be sources of cybersecurity or other technological risk. The Fund outsources certain functions and these relationships allow for the storage and processing of its information, as well as client, counterparty, employee, and borrower information. While the Fund engages in actions to reduce its exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incident that affects its data, resulting in increased costs and other consequences as described above.
Risks Relating to Fund’s RIC Status
Although the Fund intends to elect to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level U.S. federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income, asset-diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to the Fund’s shareholders.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income
Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt instruments that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Common Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, shareholders, may receive larger capital gain distributions than it or they would in the absence of such transactions.
Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of Fund distributions to shareholders. OID creates the risk of non-refundable cash payments to the Adviser based on accruals that may never be realized. In addition, the deferral of PIK interest also reduces a loan’s loan-to-value ratio at a compounding rate.
Uncertain Tax Treatment
The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in connection with the Fund’s intention to distribute sufficient income each tax year to minimize the risk that it becomes subject to U.S. federal income or excise tax.
CLO Anti-Deferral Provision Risks
The Fund has purchased and may in the future purchase residual or subordinated interests in CLOs that are treated for U.S. federal income tax purposes as shares in a “passive foreign investment company,” or a “PFIC.” If the Fund acquires shares in a PFIC (including equity tranche investments in CLOs that are PFICs), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable distribution by the Fund to stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs’ income for each year regardless of whether it receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its tax treatment as a RIC.
If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or a “CFC” (including equity tranche investments in a CLO treated as CFC), it may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in its income, it will be required to distribute such income to maintain RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.
If the Fund is required to include amounts in income prior to receiving distributions representing such income, it may have to sell some of our investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.
CLO Distribution Risks
As discussed above, the Fund may be required to include in its income the proportionate share of the income of certain CLO investments to the extent that such CLOs are PFICs for which the Fund has made a qualifying electing fund, or “QEF,” election or are CFCs. To qualify as a RIC, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain sources specified in the Code, or the “90% Income Test.” Although the Code generally provides that the income inclusions from a QEF or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distribute such income to the Fund in the same taxable year to which the income is included in the Fund’s income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if the Fund does not receive distributions from the QEF or CFC during such taxable year. Although the IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test, such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued and the IRS and U.S. Treasury Department issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90% Income Test unless we receive a cash distribution from such entity in the same year attributable to the included income. As a result, if we are required to include income from a QEF or a CFC in our income, such income might not be considered “good income” income for purposes of the 90% Income Test unless we receive a distribution of such income in the year in which we are required to include such income in our taxable income. If such income were not considered “good income” for purposes of the 90% Income Test, we may fail to qualify as a RIC.
CLO Withholding Tax Risks
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” imposes a withholding tax of 30% on payments of U.S. source interest and distributions to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLO vehicles in which the Fund invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which the Fund invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect the Fund’s operating results and cash flows.
Risks Related to Dividends-In-Kind
The Fund may distribute taxable distributions that are payable in cash or shares of its common stock at the election of each stockholder. Under certain applicable IRS guidance, distributions by RICs that are payable in cash or in shares of stock at the election of stockholders are treated as taxable distributions. The Internal Revenue Service has published guidance indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under this guidance, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash, receive less than the lesser of (a) the portion of the distribution such shareholder has elected to receive in cash or (b) an amount equal to his, her or its entire distribution times the percentage limitation on cash available for distribution. If the Fund decides to make any distributions consistent with this guidance that are payable in part in our stock, taxable stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain distribution) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of the Fund’s stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, the Fund may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of the Fund’s stockholders determine to sell shares of the Fund’s stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of the Fund’s stock.
REIT Tax Risk for REIT Subsidiaries
Each of the REIT Subsidiaries will elect to be taxed as a REIT beginning with the first year in which it commences material operations. In order for a REIT Subsidiary to qualify and maintain its qualification as a REIT, it must satisfy certain requirements set forth in the Code and Treasury Regulations that depend on various factual matters and circumstances. The Fund and the Adviser intend to cause any REIT Subsidiary to structure its activities in a manner designed to satisfy all of these requirements. However, the application of such requirements is not entirely clear, and it is possible that the Internal Revenue Service (“IRS”) may interpret or apply those requirements in a manner that jeopardizes the ability of a REIT Subsidiary to satisfy all of the requirements for qualification as a REIT.

If a REIT Subsidiary fails to qualify as a REIT for any taxable year and it does not qualify for certain statutory relief provisions, it will be subject to U.S. federal income tax on its taxable income at the applicable corporate income tax rate. In addition, it would generally be disqualified from treatment as a REIT for the four taxable years following any taxable year in which it fails to qualify as a REIT. Loss of REIT status would reduce such REIT Subsidiary’s net earnings available for investment or distribution to the Fund as a result of the imposition of entity-level tax on the REIT Subsidiary. In addition, distributions to the Fund would no longer qualify for the dividends paid deduction, and such REIT Subsidiary would no longer be required to make distributions. If this occurs, the REIT Subsidiary might be required to borrow funds or liquidate some investments in order to pay the applicable tax.
To obtain the favorable tax treatment afforded to REITs under the Code, among other things, such REIT Subsidiary generally will be required each year to distribute to its shareholders at least 90% of its REIT taxable income determined without regard to the dividends-paid deduction and excluding net capital gain. To the extent that it does not distribute all of its net capital gains, or distributes at least 90%, but less than 100%, of its REIT taxable income, as adjusted, it will have to pay an entity-level tax on amounts retained. Furthermore, if it fails to distribute during each calendar year at least the sum of (a) 85% of its ordinary income for that year, (b) 95% of its capital gain net income for that year, and (c) any undistributed taxable income from prior periods, it would have to pay a 4% nondeductible excise tax on the excess of the amounts required to be distributed over the sum of (x) the amounts that it actually distributed and (y) the amounts it retained and upon which it paid income tax at the entity level. These requirements could cause it to distribute amounts that otherwise would be spent on investments in real estate assets, and it is possible that the REIT Subsidiary might be required to borrow funds, possibly at unfavorable rates, or sell assets to fund the required distributions. The Fund will hold all of the common shares of the REIT Subsidiary. In order to satisfy the Code’s 100-shareholder requirement, certain persons unaffiliated with the Adviser will purchase non-voting preferred shares of the REIT Subsidiary. Such non-voting preferred shares are expected to have a nominal value.
In order to qualify as a REIT, not more than 50% of the value of each REIT Subsidiary’s shares may be owned, directly or indirectly, through the application of certain attribution rules under the Code, by any five or fewer individuals, as defined in the Code to include specified entities, during the last half of any taxable year other than a REIT subsidiary’s first taxable year (the “50% Test”). For purposes of the 50% Test, each REIT Subsidiary will “look through” to the beneficial owners of the Common Shares. Accordingly, if five or fewer individuals or certain specified entities during the last half of any calendar year own, directly or indirectly, more than 50% of each REIT Subsidiary’s shares through the Fund, then such REIT Subsidiary’s qualification as a REIT could be jeopardized. The Adviser intends to monitor all purchases and transfers of each REIT Subsidiary’s shares and the Common Shares by regularly reviewing, among other things, ownership filings required by the federal securities laws to monitor the beneficial ownership of the REIT Subsidiary’s shares to ensure that each REIT Subsidiary will meet and will continue to meet the 50% Test. However, the Adviser may not have the information necessary for it to ascertain with certainty whether or not a REIT Subsidiary satisfies the 50% test and may not be able to prevent each REIT Subsidiary from failing the 50% Test. If a REIT Subsidiary fails to satisfy the requirements related to the ownership of its outstanding capital stock, such REIT Subsidiary would fail to qualify as a REIT and the REIT Subsidiary would be required to pay U.S. federal income tax on its taxable income, and distributions to its shareholders would not be deductible by it in determining its taxable income.

MANAGEMENT OF THE FUND
General
Pursuant to the Fund’s declaration of trust and trust agreement (the “Declaration of Trust”), the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The responsibilities of the Board include, among other things, the appointment of the Fund’s investment adviser and investment sub-adviser, the oversight of the Fund’s investment activities, the valuation of the Fund’s assets, oversight of the Fund’s financing arrangements and corporate governance activities. The Board consists of [ ] members (the “Trustees”), [ ] of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Fund, the Adviser or the Sub-Adviser and are “independent” as determined by the Board (the “Independent Trustees”). The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Trustees serving on the Board were elected by the organizational trustee of the Fund. The SAI provides additional information about the Trustees.
The Adviser serves as the Fund’s investment adviser pursuant to the terms of the Investment Advisory Agreement and subject to the authority of, and any policies established by, the Board. Pursuant to the Investment Advisory Agreement, the Adviser manages the Fund’s investment portfolio, directs all purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Trustees regularly. The Adviser has engaged the Sub-Adviser to act as the Fund’s investment sub-adviser. The Sub-Adviser is a wholly-owned subsidiary of OFSAM. The Sub-Adviser is responsible for identifying and sourcing credit and corporate credit-related investment opportunities, including, but not limited to, Middle-Market investments, Broadly Syndicated Loans, investments in the debt and equity tranches of CLOs, opportunistic credit investments, including stressed and distressed credit situations and other credit-related instruments, as well as CMBS, subject to oversight by the Adviser.
The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, will annually review the Investment Advisory Agreement and the Investment Sub-Advisory Agreement to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided.
About our Adviser
The Fund’s investments in real estate and real estate-related securities are managed by the Adviser. The Adviser is a wholly owned subsidiary of CIM Group. CIM Group was founded in 1994 by Shaul Kuba, Richard Ressler and Avi Shemesh and owned and operated approximately $30.5 billion of assets across its vehicles as of December 31, 2018. As of December 31, 2018, CIM Group had more than 950 employees.
CIM Group is headquartered in Los Angeles, California and has offices in Oakland, California; Bethesda, Maryland; Dallas, Texas; New York, New York; Chicago, Illinois, and Phoenix, Arizona. CIM Group is led by its three original founders, Richard S. Ressler, Avi Shemesh and Shaul Kuba, who have worked together to own, operate and invest in real assets for over 20 years. CIM has generated strong risk-adjusted returns across multiple market cycles by focusing on improved asset and community performance, and capitalizing on market inefficiencies and distressed situations. CIM Group has extensive in-house research, acquisition, credit analysis, development, financing, leasing and onsite property management capabilities, which leverage its deep understanding of real estate and real-estate related securities.
The Adviser, together with the Sub-Adviser and subject to the authority of the Board of Trustees, is responsible for the overall management of the Fund’s business affairs pursuant to the Investment Advisory Agreement that the Fund intends to enter into with the Adviser. The principal business address of the Adviser is 4700 Wilshire Boulevard, Los Angeles, California 90010.
About Our Sub-Adviser
The Sub-Adviser, subject to oversight by the Adviser and subject to the authority of the Board of Trustees, is responsible for the investment advisory activities relating to the Fund’s credit and credit-related investments and CMBSs.
OFS (which refers to the collective activities and operations of OFSAM and its subsidiaries and certain affiliates) is a full-service provider of capital and leveraged finance solutions to U.S. corporations. The Sub-Adviser serves as the investment adviser to BDCs, registered closed-end funds, separately managed, proprietary and sub-advised accounts and as collateral manager to various CLOs.

The Sub-Adviser capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The senior management team at OFS has developed a broad network of contacts within the investment community and possesses an average of over 20 years of experience in credit investments.
As our investment sub-adviser, the Sub-Adviser is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.

As of December 31, 2018, OFS had 46 full-time employees. OFS is headquartered in Chicago, Illinois and also has offices in New York, New York and Los Angeles, California. The Sub-Adviser, a wholly-owned subsidiary of OFSAM, is a registered investment adviser under the Advisers Act. The principal business address of the Sub-Adviser is 10 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606.

Competitive Advantages
The Fund believes it will benefit from the following three principal competitive advantages that CIM Group has developed over the past 20+ years.
Experienced, vertically integrated team with credit expertise. Established in 1994, CIM Group is a vertically integrated owner and operator of urban real estate and real estate-related assets and infrastructure assets. CIM Group’s strategies include urban residential, commercial, retail, hospitality, debt and infrastructure assets as well as U.S.-based net lease and other credit strategies. CIM Group’s broad expertise includes in-house research, acquisition, development, finance, leasing and management capabilities. CIM Group employs over 950 people, including more than 535 professionals and its 15 principals. CIM Group is led by its three original founders, Richard S. Ressler, Avi Shemesh and Shaul Kuba, who have worked together to own and operate real assets for over 20 years. CIM Group’s corporate offices are located in Los Angeles, CA (headquarters), Oakland, CA, Bethesda, MD, Dallas, TX, Phoenix, AZ, New York, NY, and Chicago, IL. As of December 31, 2018, CIM Group has aggregate assets under management of approximately $30.5 billion of assets across multiple strategies.
Community-focused approach. CIM Group’s successful track record is anchored by CIM’s community-oriented approach to urban acquisitions as well as a number of other competitive advantages including its prudent use of leverage, underwriting approach, disciplined capital deployment, vertically-integrated capabilities and strong network of relationships. CIM Group believes that successful development, re-development, ownership and operation of real estate and infrastructure assets benefits from strong community engagement and support. CIM Group is currently involved in 114 urban communities across North America, which has and is expected to continue to provide CIM Group with a diverse, proprietary source of deal flow that CIM Group believes is a competitive advantage to the Fund.
Over the past 20+ years, CIM Group has principally deployed capital in its Qualified Communities. Qualified Communities are distinct districts that have dedicated resources to become or are currently vibrant communities where people can live, work, shop and be entertained – all within walking distance of, or close proximity to, public transportation. These areas also generally have high barriers to entry, high population density, improving demographic trends and a propensity for growth. Today’s economic environment continues the trend of urbanization that the U.S. has been experiencing over the last two decades fueled by the need for efficient solutions to meet continued population growth and limited natural resources. CIM Group believes that many of the risks associated with acquiring, owning and operating a real asset are mitigated by accumulating local market knowledge of the community where the asset lies. CIM Group typically spends significant time and resources qualifying targeted communities prior to making any acquisitions. The time that CIM Group has spent in its Qualified Communities has historically resulted in a significant number of opportunities sourced on an “off-market” basis outside of formal or public auction processes.
Disciplined underwriting process. CIM Group’s disciplined underwriting approach is based on its adherence to stringent guidelines regardless of market conditions. CIM Group generally employs multiple underwriting scenarios, including a “long-term average” underwriting scenario and a “current market case” underwriting scenario, and underwrites all of its opportunities on both a leveraged and unleveraged basis. CIM Group’s experience across multiple market cycles has underscored its long-term average underwriting, which is an evaluation of each asset’s performance assuming financing, managing and selling the asset based on long-term historical averages. CIM Group believes that utilizing its multiple underwriting scenarios will assist the Fund with accurately assessing potential returns relative to the risk within a range of potential outcomes. CIM Group believes this underwriting discipline provides an advantage that will help the Fund to better identify and price attractive opportunities and to assess the anticipated performance and levels of risk and return that the Fund should expect from its assets.
The Fund also believes it will benefit from the following competitive strengths of the Sub-Adviser and its affiliates:

Deep Management Team Experienced in All Phases of Investment Cycle and Across All Levels of the Capital Structure. The Sub-Adviser has access to the resources and expertise of OFSAM’s investment professionals.  OFSAM’s senior credit and investment professionals (including all investment committee members) have an average of over 15 years of investment experience with strong institutional backgrounds.
Scalable Infrastructure Supporting the Entire Investment Cycle. The Sub-Adviser believes that its acquisition, origination and sourcing, underwriting, administration and management platform is highly scalable (that is, it can be expanded on a cost-efficient basis within a timeframe that meets the demands of business growth). The Sub-Adviser’s platform extends beyond origination and sourcing and includes a regimented credit monitoring system. The Sub-Adviser believes that its careful approach, which involves ongoing review and analysis by an experienced team of professionals, should enable it to identify problems early and to assist portfolio companies before they face difficult liquidity constraints.
Extensive Sourcing Capabilities. The Sub-Adviser gives us access to the deal flow of OFSAM. The Sub-Adviser believes that OFSAM’s 20-year history as a credit platform and its market position make it a leading credit investor, and OFSAM has extensive relationships with potential borrowers and other lenders.
Structuring with a High Level of Service and Operational Orientation. The Sub-Adviser provides client-specific and creative financing structures to portfolio companies. Especially as it relates to investing in middle-market companies, the Sub-Adviser believes that the middle-market companies it targets, as well as sponsor groups it may pursue, require a higher level of service, creativity and knowledge than has historically been provided by other service providers more accustomed to participating in commodity-like loan transactions.
Rigorous Credit Analysis and Approval Procedures. The Sub-Adviser utilizes the established, disciplined investment process of OFSAM for reviewing investment opportunities, structuring transactions and monitoring investments. Using OFSAM’s disciplined approach to investing, the Sub-Adviser seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations and structuring.
Investment Personnel
The management of the Fund’s investment portfolio is the responsibility of the Adviser and the Sub-Adviser, subject to oversight by the Adviser.
The portfolio managers listed below are employed by the Adviser or the Sub-Adviser and receive no direct compensation from the Fund in connection with their portfolio management activities. Below is biographical information relating to the portfolio managers of the Adviser and the Sub-Adviser:
[ ]
The SAI provides additional information about the compensation of investment personnel, other accounts managed by investment personnel and ownership of Common Shares by investment personnel.
Control Persons and Principal Holders of Securities
A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. [ ] provided initial seed capital to the Fund and is deemed to control the Fund as a result of its [ ]% ownership of the Fund.
Custodian, Distribution Paying Agent, Transfer Agent and Registrar
UMB Bank, N.A., which has its principal office at 928 Grand Blvd., 5th Floor, Kansas City, MO 64106, serves as custodian to the Fund. DST Systems, Inc. (“DST”), which has its principal office at 333 W. 11th Street, 5th Floor, Kansas City, MO 64105, serves as the Fund’s distribution paying agent, transfer agent and registrar.

MANAGEMENT AND INCENTIVE FEES
Pursuant to the Investment Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — the Management Fee and the Incentive Fee. Pursuant to the Investment Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a fee equal to 50% of the management and incentive fees payable to the Adviser attributable to all credit and credit-related investments and CMBS identified and sourced by the Sub-Adviser. The Sub-Adviser’s fee will be paid by the Adviser out of the fee the Adviser receives from the Fund, and will not impact the Fund’s expenses.
Management Fee
The Management Fee is calculated at an annual rate of 1.50% of the daily value of the Fund’s net assets and is payable quarterly in arrears. Management Fees payable by the Fund will be offset by any advisory fees paid by a REIT Subsidiary.
Incentive Fee
The Incentive Fee is calculated and payable quarterly in arrears and equals 20% of the Fund’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from an investment) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Management Fee, expenses payable under the Administrative Services Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes accrued income that the Fund has not yet received in cash, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses, and no incentive fees are payable in respect of any capital gains and no incentive fees are reduced in respect of any capital losses. For purposes of calculating Pre-Incentive Fee Net Investment Income, we will look through derivatives or swaps as if the Fund owned the reference assets directly. Therefore, Net Interest, if any, associated with a derivative or swap (which is defined as the difference between (a) the interest income and fees received in respect of the reference assets of the derivative or swap and (b) all interest and other expenses paid by the Fund to the derivative or swap counterparty) is included in the calculation of Pre-Incentive Fee Net Investment Income. Incentive fees payable to our Adviser will be offset by any incentive fees payable by our REIT Subsidiaries.
Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.50% of the Fund’s NAV per quarter. For such purposes, the Fund’s quarterly rate of return is determined by dividing its Pre-Incentive Fee Net Investment Income by its reported net assets as of the prior period end.
The incentive fee is paid to the Adviser as follows:

•	No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50%;

•
100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.875% in any calendar quarter is payable to the Adviser. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.875% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 1.50% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.875% of our NAV in any calendar quarter; and

•
20.0% of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser).

You should be aware that a rise in the general level of interest rates may be expected to lead to higher interest rates applicable to the Fund’s investments. Accordingly, an increase in interest rates would make it easier for the Fund to meet or exceed the hurdle rate and may result in a substantial increase of the amount of Incentive Fees payable to the Adviser.
No Incentive Fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the Incentive Fee is not affected by any realized or unrealized losses that the Fund may suffer. As a result, the Fund may pay Incentive Fees to the Adviser for a quarter in which the Fund experiences a decline in its net asset value.

The following is a graphical representation of the calculation of the Incentive Fee:
Quarterly Incentive Fee
Fund’s pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)
Percentage of pre-incentive fee net investment income allocated to the Incentive Fee.
Any returns shown in the graphical representation of the incentive fee are for illustrative purposes only, and actual returns may vary from those shown.
Approval of the Investment Advisory Agreement and Sub-Advisory Agreement
Approval of the Investment Advisory Agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s first annual or semi-annual report on Form N-CSR publicly filed with the SEC subsequent to the effective date of the registration statement, of which this prospectus is a part.
Approval of the Investment Sub-Advisory Agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder. A discussion regarding the basis for the Board’s approval of the Investment Sub-Advisory Agreement will be available in the Fund’s annual or semi-annual report on Form N-CSR publicly filed with the SEC subsequent to the effective date of the registration statement, of which this prospectus is a part.
FUND EXPENSES
The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business of the Fund, including amounts that the Fund pays to the Adviser (in its capacity as Co-Administrator) for certain administrative services that the Adviser provides pursuant to the [Administrative Services Agreement]. The services provided pursuant to the Administrative Services Agreement include provisions of clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on our behalf. In addition, the Adviser will perform the calculation and publication of our NAV and oversee the preparation and filing of our tax returns, the payment of our expenses and the performance oversight of various third party service providers. The Adviser will also furnish us with office facilities, equipment and personnel for servicing the management of our operations.
Expenses borne directly by the Fund (and thus indirectly by the shareholders) include:

•	organization and offering costs of the Fund;

•
corporate and organizational expenses relating to borrowings and offerings of the Common Shares and other securities and incurrences of any indebtedness, subject to limitations included in the Investment Advisory Agreement;

•	the cost of calculating the Fund’s NAV, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of the Common Shares and other securities;

•	investment advisory fees of the Adviser;

•
fees payable to third parties relating to, or associated with, making, monitoring and disposing of investments and valuing investments and enforcing contractual rights, including fees and expenses associated with performing due diligence reviews of prospective investments;

•
research and market data (including news and quotation equipment and services and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•	transfer agent and custodial fees;

•	fees and expenses associated with the Fund’s marketing efforts;

•	interest payable on debt, if any, incurred to finance the Fund’s investments;

•	federal and state registration fees;

•	federal, state and local taxes;

•	the fees and expenses of the Independent Trustees;

•	the costs of proxy statements, shareholders’ reports and notices;

•	fidelity bond, trustees and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff costs;

•	fees and expenses associated with independent audits, internal audit and outside legal costs;

•	the costs associated with the Fund’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for the Fund’s investments; and

•
all other fees and expenses incurred by the Adviser or the Fund in connection with administering the Fund’s business, including the reimbursement of the allocable portion of the compensation of the Fund’s principal financial officer, chief compliance officer and administrative support, to the extent they are not controlling persons of the Adviser or any of its affiliates, subject to the limitations included in the Investment Advisory Agreement.

Except as otherwise described in this prospectus, the Adviser and the Sub-Adviser will each be reimbursed by the Fund for any of the above expenses that they pay on behalf of the Fund, including administrative expenses they incur on such entity’s behalf. To the extent certain expenses attributable to the Fund are allocated among multiple entities, such expenses will either be allocated based on the percentage of time spent on each entity (i.e. the allocable portion of the compensation of the Fund’s principal financial officer, chief compliance officer and administrative support) or each entity’s assets under management (i.e. software costs).
Expense Limitation and Reimbursement Agreement
The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses, taxes and extraordinary expenses), to the extent that they exceed [ ] per annum of the Fund’s average Daily Gross Assets for Class A Shares, [ ] per annum of the Fund’s average Daily Gross Assets for Class C Shares and [ ] per annum of the Fund’s average Daily Gross Assets for Class I Shares and [ ] per annum of the Fund’s average Daily Gross Assets for Class L Shares (the “Expense Limitation”). “Daily Gross Assets” is defined in the Expense Limitation Agreement as an amount equal to total assets, less any liabilities, but excluding liabilities evidencing leverage. If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date which they were incurred; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time the expenses were waived or absorbed to be exceeded; and (3) the reimbursement is approved by the Board. The Expense Limitation Agreement will remain in effect at least until one year after the effective date of this registration statement, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Adviser and the Board.

Organizational and Offering Costs
Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. The Fund’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. Organization costs will be expensed as incurred and offering costs will be capitalized on the Fund’s statement of assets and liabilities as deferred offering costs and will be amortized to deferred offering expense on the Fund’s statement of operations over a twelve-month period commencing at the later of (i) when the expense was incurred and (ii) when operations begin.
CONFLICTS OF INTEREST
The Adviser and the Sub-Adviser are affiliates as a result of being entities under common control. The Fund’s executive officers and trustees, and the employees of the Adviser and the Sub-Adviser, serve or may serve as officers, trustees or principals of (i) entities that operate in the same or a related line of business as the Fund, (ii) entities in which the Fund invests or in which the Fund is considering making an investment, or (iii) the Advised Funds.
The Adviser or the Sub-Adviser, from time to time may be presented with investment opportunities that fall within the investment objectives of the Fund and the Advised Funds. In such circumstances, the Adviser or the Sub-Adviser expect to allocate such opportunities among the Fund and the Advised Funds in accordance with their respective allocation policies designed to allocate investment opportunities among their respective Advised Funds in a fair and equitable manner. If an investment opportunity is appropriate for two or more such Advised Funds with similar or overlapping investment strategies, such investment opportunity will be allocated based on the provisions governing allocation of such investment opportunities, if any, in the relevant organizational and operational documents of such Advised Funds. In the absence of such provisions, the investment committees of the Adviser or the Sub-Adviser, as applicable, will determine the allocation by considering, among other things, the following factors and the weight that should be given with respect thereto: (i) the investment guidelines and/or restrictions set forth in the applicable organizational or operational documents of each such Advised Fund; (ii) the risk and return profile of each such Advised Fund; (iii) the suitability/priority of a particular investment for such Advised Fund, and the applicability of any current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iv) if applicable, the target position size of the investment for the Advised Fund; (v) the Advised Fund’s level of available cash for investment; (vi) the total amount of funds committed by the Advised Fund, and the Advised Fund’s existing or prior positions in the security or borrower, if any; (vii) the vintage and remaining term of the Advised Fund’s investment period, if any; and (viii) any other consideration deemed relevant by the Adviser and the Sub-Adviser, as applicable, in good faith. Priority as to acquisitions will generally be given to the Advised Funds that are in their “ramp-up” period over the Advised Funds that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In certain cases, an investment opportunity that is suitable for multiple Advised Funds may not be capable of being shared among some or all of such Advised Funds due to the limited availability of the opportunity or other factors such as regulatory or contractual restrictions imposed upon one or more of such Advised Funds. In situations where co-investment among multiple Advised Funds is not permitted or appropriate, the Adviser or the Sub-Adviser, as applicable, will need to decide which Advised Fund will participate in the investment. The Adviser or the Sub-Adviser, as applicable, will allocate investment opportunities across its Advised Funds for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies and (2) the requirements of the Advisers Act. The Adviser or the Sub-Adviser, as applicable, will seek to allocate investment opportunities among such Advised Funds in a manner that is fair and equitable over time and consistent with (i) applicable law, (ii) such allocation procedures it may have in place from time to time as described in its Form ADV and (iii) such other relevant internal policies and procedures of the Adviser or the Sub-Adviser, as applicable, from time to time. However, there is no assurance that such investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time and there can be no assurance that the Fund will be able to participate in any particular investment opportunities that are suitable for it.
The Fund is prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the Board of Trustees and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which the Fund and one or more of its affiliates are engaging together in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be an affiliate of the Fund for purposes of the 1940 Act, and the Fund is generally prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of Board. Additionally, without the approval of the SEC, the Fund is prohibited from engaging in purchases or sales of assets or joint transactions with the following affiliated persons: (a) the Fund’s officers, trustees, and employees; (b) the Adviser and its affiliates; and (c) the Sub-Adviser or its affiliates.
The Fund may, however, invest alongside the Adviser, the Sub-Adviser and their respective affiliates or their respective other Advised Funds in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, the Fund may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting the Fund and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Adviser or the Sub-Adviser, acting on the Fund’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit the Fund to invest in any issuer in which the Adviser or the Sub-Adviser and their affiliates or an Advised Fund or its affiliates has previously invested.
In certain circumstances, negotiated co-investments may be made only in accordance with the terms of the Order that the Fund is seeking from the SEC. Co-investments made under the Order would be subject to compliance with the conditions and other requirements contained in the Order, which could limit the Fund’s ability to participate in a co-investment transaction. However, there can be no assurance that the Fund will obtain the Order. Prior to obtaining the Order, the Fund intends to co-invest alongside its affiliates only in accordance with existing regulatory guidance.
From time to time, the Fund and the Advised Funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.
The results of the Fund’s investment activities may differ significantly from the results achieved by the Advised Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Adviser, the Sub-Adviser, their affiliates and their Advised Funds may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser, the Sub-Adviser and their affiliates or their Advised Funds, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The Adviser and the Sub-Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser, the Sub-Adviser or their affiliates. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more affiliates of the Adviser and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.
By reason of the various activities of the Adviser and the Sub-Adviser and their affiliates, the Adviser and the Sub-Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.
The Adviser and the Sub-Adviser have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser and the Sub-Adviser believe such voting decisions to be in accordance with their fiduciary obligations.

PLAN OF DISTRIBUTION
This is a continuous offering of Common Shares as permitted by the federal securities laws. The Fund has applied for exemptive relief from the SEC to permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. Until such exemptive relief is granted, if ever, the Fund will only offer Class I Shares, and upon receipt of the exemptive relief, if granted, the Fund will offer Class A, Class I, Class C and Class L Shares. The Fund is offering on a continuous basis up to $1,000,000,000 in Class I Shares, Class C Shares, Class A Shares and Class L Shares. The Fund is offering to sell any combination of Common Shares, with an aggregate number of Common Shares up to the maximum offering amount.
The table below summarizes the fees generally payable to the Distributor with respect to the Class I Shares, Class C Shares, Class A Shares and Class L Shares.

	Class I Shares	Class C Shares	Class A Shares	Class L Shares
Sales Load	None	None	5.75%	4.25%
Distribution Fee	None	0.75%	None	0.25%
Servicing Fee	None	0.25%	0.25%	0.25%
CCO Capital, LLC serves as the Fund’s Dealer Manager for this offering and receives compensation for certain sales, promotional and marketing services provided to the Fund in connection with the distribution of the Fund’s Common Shares. The Dealer Manager receives a 0.75% Dealer Manager Fee with respect to the Class A and Class L Shares. In connection with the Dealer Manager’s wholesale activities, the Distributor will enter into the Wholesale Marketing Agreement with the Dealer Manager, pursuant to which the Dealer Manager will solicit, through participating dealers, purchasers in the Common Shares and undertake such advertising and promotion as it believes is reasonable in connection with procuring purchasers in the Common Shares.
Class A Shares, Class C Shares and Class L Shares are available through brokerage, transactional-based accounts and through certain fee-based programs. Class I Shares are generally available only (1) to endowments, foundations, pension funds and other institutional investors for purchase in this offering, (2) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (3) through Selling Agents that have alternative fee arrangements with their clients to provide access to Class I Shares, (4) through certain registered investment advisers, (4) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (5) to other categories of investors that the Fund names in an amendment or supplement to this prospectus, or (6) to the Fund’s executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, the Sub-Adviser or other affiliates and their immediate family members, and, if approved by the Board, joint venture partners, consultants and other service providers. The Fund and the Advisor have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting solely from willful misfeasance, gross negligence or fruad on the part of the Distributor in the performance of its obligations and duties under the Distribution Agreement. The Distributor may, from time to time, engage in transactions with or perform services for the Advisor and its affiliates in the ordinary course of business
The Adviser, the Sub-Adviser or their affiliates, in the Adviser’s and the Sub-Adviser’s discretion and from their own resources, may pay additional compensation to Selling Agents in connection with the sale of the Common Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages, including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of Additional Compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Common Shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the fund over other potential investments.
ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, is the principal underwriter and acts as the distributor of the Class I Shares, Class C Shares, Class A Shares and Class L Shares. The Distributor is not required to sell any specific number or dollar amount of Shares, but will use its best efforts to distribute the Shares. Shares will not be listed on any national securities exchange and the Distributor will not act as a market maker in Shares. The Distributor is an affiliate of the Co-Administrator.

Purchasing Shares
Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors may buy and sell shares of the Fund through Selling Agents and their representatives that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund. Orders will be priced at the appropriate price next computed after it is received by a Selling Agent. A Selling Agent may hold shares in an omnibus account in the Selling Agent’s name or the Selling Agent may maintain individual ownership records. We may pay the Selling Agent for maintaining individual ownership records as well as providing other shareholder services. Selling Agents may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Selling Agent to determine if it is subject to these arrangements. Selling Agents are responsible for placing orders correctly and promptly with the Fund, and for forwarding payment promptly. Orders transmitted with a Selling Agent before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange (“NYSE”) is open for business, will be priced based on the Fund’s NAV determined as of such day, while orders placed with a Selling Agent after the close of regular trading (generally after 4:00 p.m., Eastern Time) on a day that the NYSE is open for business will be priced based on the Fund’s NAV determined on the day following the date upon which such order is received by the Selling Agent.
By Mail
To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to “CIM Real Assets & Credit Fund” or “CIM Fund”, to:

Regular Mail	Overnight Mail

CIM Real Assets & Credit Fund	CIM Real Assets & Credit Fund
Investment Processing Department	Investment Processing Department
c/o DST Systems, Inc.	c/o DST Systems, Inc.
P.O. Box 219312	430 W. 7th Street,
Kansas City, MO 64121-9312	Kansas City, MO 64105
All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.
The transfer agent will charge a $25 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.
By Wire — Initial Investment
To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call us at (866) 907-2653 for wiring instructions and to notify us that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by our designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:
ABA #: (number provided by calling toll-free number above)
Credit: DST Systems, Inc.
Account #: (number provided by calling toll-free number above)
Further Credit: CIM Real Assets & Credit Fund
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments
Before sending a wire, investors must contact the transfer agent to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Automatic Investment Plan — Subsequent Investments
You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $1,000 on specified days of each month into your established Fund account. Please contact the Fund at (866) 907-2653 for more information about the Fund’s Automatic Investment Plan.
By Telephone
Investors may purchase additional shares of the Fund by calling (866) 907-2653. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4:00 p.m. Eastern time will be purchased at the appropriate price calculated on that day.
Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
In compliance with the USA Patriot Act of 2001, the Fund’s transfer agent will verify certain information on each account application or subscription agreement, as applicable. As requested on the applicable document, investors must supply full name, date of birth, social security number and residential street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the Investment Processing Department at the Fund’s transfer agent at [ ] for additional assistance when completing an account application or subscription agreement.
If the transfer agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The transfer agent also may reserve the right to close the account within five business days if clarifying information/documentation is not received.
About the Dealer Manager
CCO Capital, LLC is a Delaware limited liability company that is registered as a broker-dealer with the SEC and FINRA. The Dealer Manager is an affiliate of the Adviser and is an indirect wholly-owned subsidiary of CIM Group. The Dealer Manager has distributed shares of many of CIM Group’s prior real estate programs, and has built relationships with a large number of broker-dealers throughout the country, which participated in some or all of those prior offerings. The Dealer Manager receives compensation for services relating to this offering and provides certain sales, promotional and marketing services to the Fund in connection with the distribution of the Common Shares offered pursuant to this prospectus.
Letter of Intent
The letter of intent allows you to count all investments within a 13-month period in Common Shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges.  The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Fund from discontinuing sales of its Common Shares.  You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you also may include the cost of Common Shares of the Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the letter of intent.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any Selling Agents may not maintain this information. Common Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Purchase Terms
The minimum initial investment is $2,500 for Class A Shares, Class C Shares and Class L Shares and $1,000,000 for Class I Shares. The minimum subsequent investment per account for all classes of Common Shares is $1,000. The Fund reserves the right to waive the investment minimum for Class I Shares. The Fund may permit a financial intermediary to waive the initial minimum per shareholder for Class I Shares in the following situations: broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs; financial intermediaries with clients of a registered investment advisor (RIA) purchasing fund shares in fee based advisory accounts with a $1,000,000 aggregated initial investment across multiple clients; and certain other situations deemed appropriate by the Fund. The Fund’s shares are offered for sale through the Distributor at the then-current NAV per share plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The Fund will accept the purchase of shares daily.
Share Class Considerations
An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each share class may be different. When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	how much you intend to invest;

•	how long you expect to own the shares; and

•	total costs and expenses associated with a particular share class.
Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all Selling Agents offer all classes of shares. If your Selling Agent offers more than one class of shares, you should carefully consider which class of shares to purchase.
Distribution Plan
The Fund, with respect to its Class C Shares and Class L Shares, has adopted a “Distribution Plan” to pay the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of Class C Shares and Class L Shares. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of the exemptive relief under the 1940 Act for which it has applied. Under the Distribution Plan, the Fund pays the Distributor a Distribution Fee that is calculated monthly and accrued daily at an annualized rate of 0.75% and 0.25% of the average daily net assets of the Fund attributable to Class C Shares and Class L Shares, respectively. The Distributor may pay all or a portion of the Distribution Fee to the Selling Agents that sell Class C Shares and Class L Shares.
Shareholder Services Plan
The Fund has adopted a “Shareholder Services Plan” with respect to its Class C Shares, Class A Shares and Class L Shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include but are not limited to: responding to client inquiries of a general nature regarding the Fund; electronic processing of client orders; electronic fund transfers between clients and the Fund; account reconciliations with the transfer agent; facilitation of electronic delivery to clients of Fund documentation; monitoring client accounts for back-up withholding and any other special tax reporting obligations; maintenance of books and records with respect to the foregoing; and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, Class C, Class A and Class L Shares will pay the Distributor a Servicing Fee that will accrue at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to the respective share class and will be payable on a monthly basis. All or a portion of the Servicing Fee may be used to compensate financial industry professionals for providing ongoing shareholder services. Class I Shares are not subject to a shareholder servicing fee.

Sales Load
Investors purchasing Class I Shares or Class C Shares will not pay an upfront sales load. The Fund has applied for exemptive relief from the SEC to permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. Until such exemptive relief is granted, if ever, the Fund will only offer Class I Shares, and upon receipt of the exemptive relief, if granted, the Fund will offer Class A, Class I, Class C and Class L Shares.
Investors purchasing Class A Shares will pay a sales load based on the amount of their investment in the Fund. A reallowance to Selling Agents will be made by the Distributor from the sales load paid by each investor. A portion of the sales load, up to 0.75%, is paid to the Dealer Manager as the Dealer Manager Fee. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.00% to 5.75% of the offering price, as set forth in the table below.

Amount Purchased	Dealer Reallowance(1)	Dealer Manager Fee	Sales Load as a % of Offering Price	Sales Load as a % of Amount Invested
Under $100,000	5.00%	0.75%	5.75%	6.10%
$100,000 – $ 249,999	4.00%	0.75%	4.75%	4.99%
$250,000 – $499,999	3.00%	0.75%	3.75%	3.90%
$500,000 – $999,999	2.00%	0.50%	2.50%	2.56%
$1,000,000 and Above	1.00%	0.50%	1.50%	1.52%
______________________

(1)	Gross Dealer Concession paid to participating broker-dealers.
Investors purchasing Class L Shares will pay a Sales Load based on the amount of their investment. The Sales Load payable by each investor depends upon the amount invested by such investor, but may range from 1.00% to 4.25% of the offering price, as set forth in the table below. A reallowance to participating broker-dealers will be made by the Distributor from the sales load paid by each investor. A portion of the sales load, up to 0.75%, is paid to the Dealer Manager as the Dealer Manager Fee. The following table shows the discounted price per Common Share and the reduced selling commissions payable for volume sales of Class L Shares:

Dollar Amount of Shares Purchased	Dealer Reallowance (1)	Dealer Manager Fee	Sales Load as a % of Offering Price	Sales Load as a % of Amount Invested
Under $250,000	3.50%	0.75%	4.25%	4.44%
$250,000 – $499,999	2.50%	0.75%	3.25%	3.36%
$500,000 – $999,999	1.50%	0.50%	2.00%	2.04%
$1,000,000 and Above	1.00%	0.25%	1.25%	1.27%
______________________
* Sales Load paid is the Gross Dealer Concession paid to participating broker-dealers.
Payments to Financial Intermediaries

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to each Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments are determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to each Fund or its applicable shareholders. Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of each Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with the Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Fund. These actives are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from the Fund. Any such compensation by the Fund to these select financial intermediaries for the aforementioned services are in addition to any distribution related services provided to applicable Fund shareholders.

Potential Sales Charge Waiver
You may be able to buy Class A or Class L Shares without a sales charge (i.e., “load-waived”) when you are:

•	reinvesting distributions;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•	a current or former director or Trustee of the Fund;

•
an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in section 152 of the Internal Revenue Code) of the Advisor or Sub-Adviser or their affiliates or of a broker-dealer authorized to sell Shares of the Fund; or

•	purchasing Shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a special arrangement with the Fund.
In addition, concurrent purchases of Class A or Class L Shares by related accounts may be combined to determine the application of the Sales Load (i.e., available breakpoints or volume discounts). The Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the Sales Load.
It is the investor’s responsibility to determine whether a reduced Sales Load would apply. The Fund is not responsible for making such determination. To receive a reduced Sales Load, notification must be provided at the time of the purchase order to the Selling Agent through whom the purchase is made so they can notify the Fund.
Right of Accumulation
For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Common Shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;

•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•
a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund’s Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.
Early Withdrawal Charges
Selling brokers, or other financial intermediaries that have entered into selling agreements with the Distributor may receive a commission of up to 1.00% of the purchase price of Class C Shares.
Class C Shares will be subject to an early withdrawal charge of 1.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his or her Class C Shares for repurchase such that they will have been held less than 365 days after purchase, as of the time of repurchase. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder disability. The early withdrawal charge may also be waived in connection with a number of additional circumstances, including the following repurchases of shares held by employer sponsored benefit plans: (i) repurchases to satisfy participant loan advances; (ii) repurchases in connection with distributions qualifying under the hardship provisions of the Code; and (iii) repurchases representing returns of excess contributions to such plans. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder.

Transfer on Death Designation
Registered investors have the option of placing a transfer on death (“TOD”) designation on their Common Shares purchased in this offering. A TOD designation transfers ownership of the Common Shares to a registered investor’s designated beneficiary upon his or her death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the Common Shares. However, this option is not available to residents of the State of Louisiana. If a registered shareholder who purchased the Common Shares in this offering would like to place a TOD designation on his or her Common Shares, the registered shareholder must complete and return the TOD form available upon request to the Fund in order to effect the designation.
PERIODIC REPURCHASE OFFERS
The Fund does not intend to list the Common Shares on any securities exchange and does not expect any secondary market for its shares to develop in the foreseeable future. Therefore, shareholders should expect that they will be unable to sell their shares for an indefinite time or at a desired price. No shareholder will have the right to require the Fund to repurchase such shareholder’s shares or any portion thereof. Shareholders may not transfer their investment from the Fund to any other registered investment company. Because no public market exists for the Common Shares, and none is expected to develop in the foreseeable future, shareholders will not be able to liquidate their investment, other than through the Fund’s repurchase program.
Shareholders will receive written notice of each quarterly repurchase offer (the “Repurchase Offer Notice”) at least 21 calendar days and not more than 42 calendar days before the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the New York Stock Exchange no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). The Fund expects its first Repurchase Request Deadline will be the third quarter after shares are first sold to the public. The Fund will distribute such payment no later than seven calendar days after the Repurchase Pricing Date.
Determination of Repurchase Offer Amount
The Board, or a committee thereof, in its sole discretion, will determine the number of the Common Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of the Common Shares outstanding on the Repurchase Request Deadline.
If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Common Shares on a pro rata basis. However, the Fund may accept all Common Shares tendered for repurchase by shareholders who own less than 100 Common Shares and who tender all of their Common Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of the Common Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund with supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.
Notice to Shareholders
No less than 21 calendar days and no more than 42 calendar days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the Common Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their Common Shares for repurchase. The notice also will include detailed instructions on how to tender the Common Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”), as well as    the procedures by which shareholders can withdraw or modify their repurchase requests until the Repurchase Request Deadline. The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.
Repurchase Price

The repurchase price of the Common Shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call us at (866) 907-2653 to learn the NAV. The Repurchase Offer Notice also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.
Repurchase Amounts and Payment of Proceeds
The Common Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of the Common Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.
If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of the Common Shares not to exceed 2.00% of the outstanding Common Shares on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Common Shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding Common Shares on the Repurchase Request Deadline, the Fund will repurchase the Common Shares on a pro rata basis. However, the Fund may accept all Common Shares tendered for repurchase by shareholders who own less than 100 Common Shares and who tender all of their Common Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Common Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund with supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.
Suspension or Postponement of Repurchase Offer
The Fund may not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the trustees, including a majority of the independent trustees, and only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.
Liquidity Requirements
The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. Specifically, from the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. The Fund will ensure that it has assets invested in liquid holdings (for example, CLOs, Broadly Syndicated Loans and CMBS) at least equal to the Liquidity Amount.
If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers
Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn, would reduce the Fund’s NAV.
Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.
The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death, pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DETERMINATION OF NET ASSET VALUE
The Fund determines the NAV per Common Share on each day that the NYSE is open for business as of the close of the regular trading session (normally, 4:00 pm eastern time). The Fund calculates NAV per Common Share on a class-specific basis, by dividing the total value of the Fund’s net assets attributable to the applicable class by the total number of Common Shares of such class outstanding. The Fund’s net assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets. Class I and Class C Shares will be offered at NAV. Class A Shares and Class L Shares will be offered at NAV plus the applicable sales load. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
The Valuation Committee, consisting of personnel from the Adviser and the Sub-Adviser whose membership on the Valuation Committee was approved by the Board, values the Fund’s assets in good faith pursuant to the Fund’s valuation policies and procedures that were developed by the Valuation Committee and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, or more frequently if necessary, the Audit Committee reviews and the Board ratifies the valuation determinations made with respect to the Fund’s investments during the preceding period and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation policies and procedures.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
When determining the fair value of an asset, the Valuation Committee seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations are based upon all available inputs that the Valuation Committee deems relevant, which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts for the investment, and valuations prepared by independent valuation firms.
Specifically, when determining the fair value of the Fund’s interest in a REIT Subsidiary, the Valuation Committee will monitor the value of each of the real properties held, directly or indirectly, by a REIT Subsidiary. In connection with such monitoring, the Valuation Committee will rely, in part, on the periodic assessment and valuations estimates of an independent valuation expert. The independent valuation expert will collect all reasonably available material information that it deems relevant, including information about the properties from the Adviser, the independent valuation expert’s own sources, market information from public sources, the expert’s own proprietary data, and, when deemed necessary by the independent valuation expert, a physical inspection. The independent valuation expert will also review trends in capitalization rates, discount rates, interest rates, leasing rates, as well as a variety of macro- and micro-economic factors. The Valuation Committee will also monitor events that may cause the value of a property to change materially, such as an unexpected termination or renewal of a material lease, a material change in vacancies or an unanticipated structural or environmental event at a property or capital market events
When determining the fair value of notes receivable and mezzanine loans held for long-term investment, which may be secured directly or indirectly by assets of the borrower, the Valuation Committee will also rely on the assistance of an independent valuation expert, which will perform periodic assessments. Typically, acquisition costs will be amortized over the lesser of the remaining life of the loan or a five-year period. Typically, notes receivable will be valued by using a discounted cash flow analysis to estimate the value of the remaining loan payments and any balloon payment at maturity. In projecting the cash flow and the discount rate, various factors will be considered, including among others the quality of the underlying real estate collateral, loan-to-value ratio, payment history and the remaining term of the notes. In addition, consideration will be given to the general real estate market conditions and prevailing interest rates.

DISTRIBUTIONS
The Fund intends to make distributions each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The distribution rate may be modified by the Board from time to time.
To the extent that any portion of the Fund’s monthly distributions are considered a return of capital to shareholders, such portion would not be considered dividends for U.S. federal income tax purposes, and would represent a return of the amounts that such shareholders invested. Although such return of capital distributions are not currently taxable to shareholders, such distributions will have the effect of lowering a shareholder’s tax basis in such Common Shares, and could result in a higher tax liability when the Common Shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt income undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy, may, under certain circumstances, have adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board.
Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”
The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.
Each year, a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be furnished to shareholders subject to IRS reporting. Fund ordinary distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. To the extent that the Fund pays distributions to shareholders using proceeds it receives from Fund distributions, such distributions generally would constitute a return of investor capital and generally will lower an investor’s tax basis in his or her Common Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.
As discussed in the “Certain U.S. Federal Tax Considerations” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to shareholders.

DISTRIBUTION REINVESTMENT PLAN
Pursuant to the Fund’s distribution reinvestment plan (the “DRP”), all common shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by DST Systems, Inc., as agent for the common shareholders (the “DRP Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold the Common Shares for others who are the beneficial owners, the DRP Agent will administer the DRP on the basis of the number of the Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the DRP. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the DRP.
The Common Shares received under the DRP will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the DRP and elect to receive cash at any time by giving written notice to the DRP Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.
The DRP Agent provides written confirmation of all transactions in the shareholder accounts in the DRP, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the DRP.
Neither the DRP Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. Holders of Common Shares who receive distributions in the form of additional Common Shares will nonetheless be required to pay applicable federal, state or local taxes on the reinvested dividends, but will not receive a corresponding cash distribution with which to pay any applicable tax. See “Tax Considerations.” Additionally, dividends reinvested in Common Shares increase the Fund’s gross assets on which a management fee and an incentive fee are payable to the Adviser and Sub-Adviser.
The Fund and the DRP Agent reserve the right to amend or terminate the DRP. There is no direct or indirect service charge to participants in the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants. Additional information about the DRP may be obtained from the DRP Agent.
All correspondence concerning the DRP should be directed to the DRP Agent at CIM Real Assets & Credit Fund, c/o DST Systems, Inc., P.O. Box 219312, Kansas City, MO 64121-9312. Certain transactions can be performed by calling the toll free number (866) 907-2653.
CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST
The following description is based on relevant portions of the Delaware Statutory Trust Act and on the Declaration of Trust. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act and the Declaration of Trust, copies of which have been filed as exhibits to the registration statement of which this prospectus forms a part, for a more detailed description of the provisions summarized below.
The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on February 4, 2019.
Common Shares
The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of common shares of beneficial interest, with no par value. There is currently no market for the Common Shares and the Fund does not expect that a market for the Common Shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended and therefore generally will not be personally liable for the Fund’s debts or obligations. Although shareholders of an unincorporated statutory trust established under Delaware law may, in certain limited circumstances, be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.
Shares
Under the terms of the Declaration of Trust, all Common Shares, when consideration for the Common Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to shareholders if, as and when authorized and declared by the Board. The Common Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem the Common Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Common Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution for the applicable class, subject to any preferential rights of holders of the Fund’s outstanding preferred shares, if any. Each whole Common Shares will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Common Shares will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of shareholders, and only expects to hold shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of shareholders.
Preferred Shares and Other Securities
The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than common shares of beneficial interest (including preferred shares, debt securities or other senior securities), by action of the Board without the approval of shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.
Preferred shares could be issued with rights and preferences that would adversely affect shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after the issuance of preferred shares and before any distribution is made with respect to the Common Shares and before any purchase of Common Shares is made, the aggregate involuntary liquidation preference of such preferred shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares. The Fund does not plan to issue preferred shares within twelve months of the effectiveness of its registration statement.
The following table shows the amounts of the Common Shares that have been authorized and are outstanding as of [ ], 2019:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Common shares of beneficial interest	Unlimited	None	[ ]
Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses
Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.
The Fund intends to enter into the Investment Advisory Agreement with the Adviser. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.
The Adviser intends to enter into the Investment Sub-Advisory Agreement with the Sub-Adviser. The Investment Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder and breach of fiduciary duty under Section 36(b) of the 1940 Act, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers. In addition, the Investment Sub-Advisory Agreement provides that the Sub-Adviser will indemnify the Fund, the Adviser and any of their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Fund, the Adviser or any of their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder or violation of applicable law.
Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.
Number of Trustees; Appointment of Trustees; Vacancies; Removal
The Declaration of Trust provides that the number of Trustees shall be no less than one and no more than 15, as determined in writing by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. To the extent that the 1940 Act requires that Trustees be elected by shareholders, any such Trustees will be elected by a plurality of all shares voted at a meeting of shareholders at which a quorum is present.
The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) (i) with cause, by at least two-thirds (66 2/3%) of the remaining Trustees; or (ii) without cause, by all of the remaining Trustees.
Action by Shareholders
The Declaration of Trust provides that shareholder action can be taken only at a meeting of shareholders or by unanimous written consent in lieu of a meeting. Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the shareholders with respect to any matter submitted to a vote of the shareholders.
Amendment of Declaration of Trust
Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of shareholders.
No Appraisal Rights
In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that Common Shares shall not entitle shareholders to appraisal rights.
Conflict with Applicable Laws and Regulations
The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.
Anti-Takeover Provisions in the Declaration of Trust
The Declaration of Trust includes provisions that could have the effect of limiting the ability of entities or other persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The trustees are elected for indefinite terms and do not stand for reelection. A trustee may be removed from office (i) with cause, by at least two-thirds (66 2/3%) of the remaining Trustees; or (ii) without cause, by all of the remaining Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.
CERTAIN U.S. FEDERAL TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in the Common Shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the Fund has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, traders and dealers in securities, persons who hold their shares as part of a straddle or hedge, pension plans and trusts and financial institutions. This summary assumes that investors hold their Common Shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.
A “U.S. shareholder” generally is a beneficial owner of the Common Shares who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•
a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
A “non-U.S. shareholder” generally is a beneficial owner of shares that is not a U.S. shareholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding shares should consult with the shareholder’s tax advisers with respect to the purchase, ownership and disposition of the shares.

Tax matters are complex and the tax consequences to an investor of an investment in Common Shares will depend on the facts of the shareholder’s particular situation. The Fund encourages all investors to consult their respective tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level U.S federal income taxes on any income that the Fund distributes to its shareholders from the Fund’s tax earnings and profits. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset-diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).
Taxation as a Regulated Investment Company
If the Fund (i) qualifies as a RIC and (ii) satisfies the Annual Distribution Requirement then the Fund will not be subject to U.S. federal income tax on the portion of the Fund’s income distributed (or deemed distributed) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its shareholders. The Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Fund distributes, in a timely manner, an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no federal income tax, (the “Excise Tax Avoidance Requirement”). The Fund generally will endeavor in each taxable year to avoid any U.S. federal excise tax on its earnings.
In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•
derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the “90% Income Test”); and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets and more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” (the “Diversification Tests”).

The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs.

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. The Fund anticipates that a portion of the Fund’s income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.
Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to the Fund’s shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received all of the corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may have to sell some of the Fund’s investments at times or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.
If the Fund has to borrow funds or sell assets in order to satisfy the annual Distribution Requirements, the Fund may fail to meet the Diversification Tests and the 1940 Act prohibition on making distributions while debt obligations and senior securities are outstanding, unless certain “asset coverage” tests are met. Further, if the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.
Under the 1940 Act, the Fund is not permitted to make distributions to its stockholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If the Fund is prohibited to make distributions, the Fund may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.
The Fund may purchase residual or subordinated interests in collateralized loan obligations (“CLOs”) that are treated for U.S. federal income tax purposes as shares in a passive foreign investment company (“PFIC”). In such event, the Fund may be subject to U.S. federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund’s allocable share of such income is distributed as a taxable dividend to the PFIC’s stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If the Fund elects to treat a PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, the Fund may elect mark-to-market treatment for a PFIC; in this case, the Fund will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in the Fund’s income. Under either election, the Fund may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC shares during that year, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO treated as CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder (as defined below) of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% or more of the total value of shares of all classes of shares of such corporation. If the Fund are treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in our investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
Although the Code generally provides that the income inclusions from a QEF or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distribute such income to the Fund in the same taxable year to which the income is included in the Fund’s income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if the Fund does not receive distributions from the QEF or CFC during such taxable year. The Fund believes that, under current law, the income inclusions from a CLO that is a QEF or a CFC would be “good income” for purposes of the 90% Income Test. Consistent with this belief, the IRS has issued a series of private rulings in which it concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings, however, are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Accordingly, there is a risk that the IRS would assert that such income would not be “good income” for purposes of the 90% Income Test to the extent that the Fund does not receive timely distributions of such income from the CLO. If such income were not considered “good income” for purposes of the 90% Income Test, the Fund may fail to qualify as a RIC for a taxable year.

In addition, the IRS and U.S. Treasury Department have issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90% Income Test unless the Fund receives a cash distribution from such entity in the same year attributable to the included income. These regulations have not been finalized and are not currently applicable law. If these regulations are finalized, the Fund will carefully monitor its investments in CLOs to avoid disqualification as a RIC.
Certain of the Fund’s investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause the Fund to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. The Fund intends to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.
Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. In such an event, to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that the Fund otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions not withstanding any exemption from such income tax otherwise available under the Code. As a result, an investment in Fund securities may not be a suitable investment for charitable remainder trusts. See “Tax-Exempt Shareholders” below.
Taxation of U.S. Shareholders
Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by the Fund to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. It is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the current 20% maximum rate applicable to Qualifying Dividends. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for these shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.
For taxable years beginning on or after January 1, 2018, and before January 1, 2026, section 199A of the Code provides individual taxpayers (and certain estates and trusts) with a 20% deduction for qualified business income. Included within the definition of qualified business income are “qualified REIT dividends” and “qualified publicly traded partnership income.” The Code does not specify whether a RIC that earns these types of income may treat a portion of its dividends attributable to such income as eligible for the 20% deduction. On January 18, 2019, the Treasury Department and IRS issued proposed regulations that generally permit RICs to pay “section 199A dividends” to their non-corporate shareholders to the extent that such dividends are attributable to qualified REIT dividend income and are reported to shareholders as eligible for the deduction. In addition, shareholders must hold their shares in the RIC for at least 46 days during the 91-day period beginning on the date which is 45 days before the date on which the share becomes ex-dividend with respect to such dividend, and must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Although the proposed regulations are not effective until they are adopted in final form, taxpayers are entitled to rely on these proposed regulations until final regulations are published. Final regulations may differ substantially from these proposed regulations. The proposed regulations do not permit RICs to pass through qualified publicly traded partnership income and it is uncertain whether future regulations may allow RICs to pass through such income as eligible for the 20% deduction. As a result, if the Fund were to invest in any publicly traded partnerships, it is possible that an individual shareholder would be subject to a higher tax on income attributable to such investment than if the shareholder invested directly in the publicly traded partnership. Also, there can be no assurance that the Fund will report any of its dividends as “section 199A dividends” eligible for the 20% deduction.
The Fund may retain some or all of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include the shareholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to the shareholder’s allocable share of the tax paid thereon by the Fund. To the extent that the amount of tax that a U.S. shareholder is treated as having paid exceeds the tax the shareholder owes on the capital gain distribution, such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s cost basis for the shareholder’s shares. In order to utilize the deemed distribution approach, the Fund must provide written notice to the Fund’s shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of the Fund’s investment company taxable income as a “deemed distribution.”
The Fund does not expect that special share distributions that the Fund pays ratably to all investors from time to time, if any, will be taxable. However, in the future, the Fund may distribute taxable dividends that are payable in cash or shares at the election of each shareholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends whether a shareholder elects to receive cash or shares. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many shareholders elect to receive such shareholders’ distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of the shareholder’s distribution in shares. If the Fund decides to make any distributions consistent with these rulings that are payable in part in Common Shares, taxable shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, Common Shares, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the Common Shares it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the Common Shares at the time of the sale.
For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases Common Shares shortly before the record date of a distribution, the price of the Common Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of that shareholder’s investment.
A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of the shareholder’s Common Shares. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the Common Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held these Common Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of the Common Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received or undistributed capital gain deemed received, with respect to such Common Shares. In addition, all or a portion of any loss recognized upon a disposition of the Common Shares may be disallowed if other Common Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in the shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses).
Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.
If the Fund is not a publicly offered RIC for any period, a non-corporate shareholder’s pro rata portion of the Fund’s affected expenses, including the Fund’s management fees, will be treated as an additional dividend to the shareholder. A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund anticipates that it will constitute a publicly offered RIC for the Fund’s first tax year, there can be no assurance that the Fund will in fact so qualify for any of the Fund’s taxable years.
The Fund or the applicable withholding agent will send to each of the Fund’s U.S. shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the current 20% maximum rate). Dividends paid by the Fund generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.
The Fund may be required to withhold U.S. federal income tax, or backup withholding from all distributions to any non-corporate U.S. shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is the shareholder’s social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.
Tax-Exempt Shareholders
Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.
CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.
Taxation of non-U.S. Shareholders
Whether an investment in the Common Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the Common Shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their respective tax advisers before investing in the Common Shares. Distributions of the Fund’s investment company taxable income to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Fund will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.
For distributions made to non-U.S. shareholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to the Fund’s shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied.
Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of the Common Shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States or (ii) such non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.
If the Fund distributes the Fund’s net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of the Common Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the Common Shares may not be appropriate for a non-U.S. shareholder.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that the shareholder is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.
Special rules will apply if the Fund is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.
If the Fund is a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. The “look-through” rule described above for distributions by the Fund (which treatment applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.
In addition, if the Fund is a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
Foreign shareholders of the Fund also may be subject to special wash sale rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Common Shares.
FATCA
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. Depending on the status of a non-U.S. shareholder and the status of the intermediaries through which they hold their shares, non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their Common Shares and proceeds from the sale of their Common Shares. Shareholders may be requested to provide additional information to us to enable us to determine whether withholding is required, such as W-8BEN, W-8BEN-E or other applicable series W-8.
Failure to Qualify as a RIC
If the Fund is unable to qualify for treatment as a RIC, the Fund will be subject to tax on all of the Fund’s taxable income at regular corporate rates, regardless of whether the Fund makes any distributions to the Fund’s shareholders. Distributions would not be required, and any distributions would be taxable to the Fund’s shareholders as ordinary dividend income. Subject to certain limitations in the Code, such distributions would be eligible for the current 20% maximum rate to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.
REIT Subsidiary
Taxation of a REIT Subsidiary
As discussed above, the Fund may hold certain of its assets, including qualifying real estate investments in the form of debt securities, structured credit, preferred equity and mezzanine investments in real estate properties, through one or more REIT subsidiaries. The Fund intends to monitor the value of the shares of any REIT subsidiary such that not more than 25% of the value of the Fund’s total assets is invested in REIT subsidiaries.
The Fund intends that any REIT subsidiary would elect to be treated, and qualify annually, as a REIT under the Code beginning with the first year in which it commenced material operations. The Fund believes that if a REIT subsidiary were to satisfy the 50% Test (as defined below), that subsidiary would be able to qualify as a REIT. A REIT subsidiary’s ability to satisfy the 50% Test, is not certain. Given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations and the possibility of future changes in circumstances or applicable law, no assurance can be given that a REIT subsidiary would qualify as a REIT for any particular year.
Qualification and taxation as a REIT depends on a REIT subsidiary’s ability to meet, on a continuing basis, through actual results of operations, distribution levels, share ownership and various other qualification requirements imposed upon REITs by the Code. In addition, a REIT subsidiary’s ability to qualify as a REIT may depend in part upon the operating results, organizational structure and entity classification for U.S. federal income tax purposes of certain entities in which the REIT subsidiary invests. A REIT subsidiary’s ability to qualify as a REIT also requires that it satisfy certain asset and income tests, some of which depend upon the fair market value of assets directly or indirectly owned by it or which serve as security for loans made by it. Such values may not be susceptible to a precise determination. Accordingly, no assurance can be given that the actual results of a REIT subsidiary’s operations for any taxable year will satisfy the requirements for qualification and taxation as a REIT.
Requirements for Qualification as a REIT
To qualify for the beneficial tax regime applicable to REITs, a REIT subsidiary must meet and continue to meet the requirements described below relating to organization, sources of income, nature of assets and distributions of income to its shareholders.
Organizational Requirements
The Code defines a REIT as a domestic corporation, trust or association:

(1)	which is managed by one or more trustees or directors;

(2)	the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

(3)	which would be taxable as a domestic corporation but for Sections 856 through 859 of the Code;

(4)	which is neither a financial institution nor an insurance company subject to certain provisions of the Code;

(5)	the beneficial ownership of which is held by 100 or more persons;

(6)
not more than 50.0% in value of the outstanding stock of which is owned, directly or indirectly applying various attribution rules, by or for five or fewer individuals (as defined in the Code to include for these purposes certain entities) (the “50% Test”);

(7)
which makes an election to be a REIT (or has made such election for a previous taxable year which has not been revoked or terminated) and satisfies all relevant filing and other administrative requirements established by the IRS that must be met to elect and maintain REIT status;

(8)	which uses the calendar year as its taxable year; and

(9)	which meets certain other tests, described below, regarding the nature of its income and assets and the amount of its distributions.
The Code provides that conditions (1) through (4), inclusive, must be met during the entire taxable year, that condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months, and that condition (6) must be met during the last half of each taxable year. For purposes of condition (6), the beneficiaries of a pension or profit-sharing trust described in Section 401(a) of the Code, and not the pension or profit-sharing trust itself, are treated as REIT shareholders. Conditions (5) and (6) do not apply to a REIT until the second taxable year in which the REIT has made an election to be treated as such. A REIT subsidiary would be treated as having met condition (6) above for a taxable year if it complied with certain Treasury Regulations for ascertaining the ownership of its stock for such year and if it did not know (or after the exercise of reasonable diligence would not have known) that its stock was sufficiently closely held during such year to cause it to fail condition (6).
The Fund intends to structure and operate any REIT subsidiary and conduct its activities in a manner designed to satisfy all of these requirements. However, the application of such requirements is complex, and it is possible that the IRS may interpret or apply those requirements in a manner that jeopardizes the ability of a REIT subsidiary to satisfy all of the requirements for qualification as a REIT or that the REIT subsidiary may be unable to satisfy all of the applicable requirements.
To obtain the favorable tax treatment afforded to REITs under the Code, among other things, a REIT subsidiary generally will be required each year to distribute to its shareholders at least 90% of its REIT taxable income determined without regard to the dividends-paid deduction and excluding net capital gain. To the extent that it does not distribute all of its net capital gains, or distributes at least 90%, but less than 100%, of its REIT taxable income, as adjusted, it will have to pay an entity-level tax on amounts retained. Furthermore, if it fails to distribute during each calendar year at least the sum of (a) 85% of its ordinary income for that year, (b) 95% of its capital gain net income for that year, and (c) any undistributed taxable income from prior periods, it would have to pay a 4% nondeductible excise tax on the excess of the amounts required to be distributed over the sum of (x) the amounts that it actually distributed and (y) the amounts it retained and upon which it paid income tax at the entity level.
These requirements could cause a REIT subsidiary to distribute amounts that otherwise would be spent on investments in real estate assets, and it is possible that the REIT subsidiary might be required to borrow funds, possibly at unfavorable rates, or sell assets to fund the required distributions.
Investment in a REIT Subsidiary
Provided that a REIT subsidiary qualifies as a REIT, distributions made to the Fund out of the REIT subsidiary’s current or accumulated earnings and profits, and not designated as capital gain dividends, would generally be taken into account by the Fund as ordinary dividend income and would not be eligible for the dividends received deduction for corporations. In determining the extent to which a distribution with respect to a REIT subsidiary’s common shares constituted a dividend for U.S. federal income tax purposes, a REIT subsidiary’s earnings and profits would be allocated first to distributions with respect to the REIT subsidiary’s preferred stock, if any, and then to the REIT subsidiary’s common shares. Dividends received from REITs are generally not eligible to be taxed at the preferential qualified dividend income rates applicable to individual U.S. shareholders who receive dividends from taxable subchapter C corporations.
In addition, distributions from a REIT subsidiary that are designated as capital gain dividends will be treated by the Fund as long-term capital gain income, to the extent that they do not exceed the actual net capital gain of the REIT subsidiary for the taxable year, without regard to the period for which the Fund has held the REIT subsidiary’s shares. To the extent that a REIT subsidiary elects under the applicable provisions of the Code to retain the REIT subsidiary’s net capital gains, the Fund would be treated as having received, for U.S. federal income tax purposes, the REIT subsidiary’s undistributed capital gains as well as a corresponding credit or refund, as the case may be, for taxes paid by the REIT subsidiary on such retained capital gains. The Fund would increase its adjusted tax basis in the REIT subsidiary’s common shares by the difference between its allocable share of such retained capital gain and its share of the tax paid by the REIT subsidiary.
Distributions from a REIT subsidiary in excess of the REIT subsidiary’s current or accumulated earnings and profits would not be taxable to the Fund to the extent that they do not exceed the Fund’s adjusted tax basis in the REIT subsidiary’s common shares in respect of which the distributions were made, but rather would reduce the adjusted tax basis of these shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Fund of these shares. To the extent that such distributions exceed the adjusted tax basis of the Common Shares of the REIT subsidiary’s common shares, they would be included in income as long-term capital gain, or short-term capital gain if the shares have been held for one year or less. In addition, any dividend declared by a REIT subsidiary in October, November or December of any year and payable to the Fund if it is the holder of record on a specified date in any such month would be treated as both paid by the REIT subsidiary and received by the Fund on December 31 of such year if the dividend is actually paid by the REIT subsidiary in January of the following calendar year.
To the extent that a REIT subsidiary has available net operating losses and capital losses carried forward from prior tax years, such losses may reduce the amount of distributions that must be made in order to comply with the REIT distribution requirements. Such losses, however, would not be passed through to the Fund and do not offset income of the Fund from other sources, nor do they affect the character of any distributions that are actually made by a REIT subsidiary, which are generally treated as taxable income in the hands of the Fund to the extent that the REIT subsidiary has current or accumulated earnings and profits.
Possible Tax Law Changes
The foregoing discussion is only a summary and is based upon existing federal income tax law. Shareholders should recognize that the federal income tax treatment of an investment in the Fund may be modified at any time by legislative, judicial, or administrative action. Any such changes may have a retroactive effect with respect to existing transactions and investments and may modify the statements made above. In particular, the Tax Act includes sweeping changes to U.S. tax laws and represents the most significant changes to the Code since 1986. Shareholders are urged to consult with their own tax advisor with respect to the impact of recent legislation, including the Tax Act, on their investment in the Common Shares.
THE FOREGOING DISCUSSION SHOULD NOT BE CONSIDERED TO DESCRIBE FULLY THE FEDERAL INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT WITH THEIR TAX ADVISOR WITH RESPECT TO THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.
CUSTODIAN AND TRANSFER AGENT
The custodian of the assets of the Fund will be UMB Bank, N.A located at 928 Grand Blvd., 5th Floor, Kansas City, MO 64106. DST Systems, Inc., located at 333 W. 11th Street, 5th Floor, Kansas City, MO 64105, will serve as the Fund’s transfer agent and dividend paying agent with respect to the Common Shares.
LEGAL MATTERS
Certain legal matters in connection with the Common Shares have been passed upon for the Fund by Eversheds Sutherland (US) LLP, 700 Sixth Street NW, Suite 700, Washington, DC 20001. Certain legal matters regarding the validity of the Common Shares offered hereby will be passed upon for the Fund by Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801.
PRIVACY POLICY
Your privacy is very important to the Fund. This Privacy Notice sets forth the Fund’s policies with respect to non-public personal information about the Fund’s shareholders and prospective and former shareholders. These policies apply to shareholders in the Fund and may be changed at any time, provided a notice of such change is given to you.
You may provide the Fund with personal information, such as your name, address, e-mail address, social security and/or tax identification number, assets and/or income information: (i) in a trading confirmation or other related account or transaction documentation; (ii) in correspondence and conversations with the Fund and the Fund’s representatives; and (iii) through transactions in the Fund.
The Fund does not disclose any of this non-public personal information about the Fund’s shareholders, or prospective or former shareholders to anyone, other than to the Fund’s affiliates, such as the Adviser and the Sub-Adviser, and to certain service providers such as the Fund’s accountants, attorneys, auditors and brokers in each case, only as necessary to facilitate the acceptance and management of your investment or account and the Fund’s relationship with you, and to regulators and otherwise as permitted by applicable law. The Fund will comply with all federal and state laws regarding the protection of consumer information.
The Fund will also release information about you if you direct it to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation. For example, it may be necessary, under anti-money laundering and similar laws, to disclose information about shareholders in order to accept investments from and provide reports to them.
The Fund seeks to carefully safeguard your private information and, to that end, restricts access to non-public personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. The Fund also maintains physical, electronic and procedural safeguards to protect your non-public personal information.

If you have any questions regarding this policy or the treatment of your non-public personal information, please contact the Fund’s chief compliance officer at CIM Group, Chief Compliance Officer, 4700 Wilshire Boulevard, Los Angeles, California 90010.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT OBJECTIVES	SAI-2
INVESTMENT POLICIES AND TECHNIQUES	SAI-3
MANAGEMENT OF THE FUND	SAI-9
PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	SAI-17
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-19
CUSTODIAN AND TRANSFER AGENT	SAI-19
ADDITIONAL INFORMATION	SAI-19

CIM Real Assets & Credit Fund
CLASS I COMMON SHARES
CLASS C COMMON SHARES
CLASS A COMMON SHARES
CLASS L COMMON SHARES

 ________________________________________________
PROSPECTUS
[ ], 2019
  ________________________________________________

All dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus in accordance with the terms of the dealers’ agreements with the Fund’s Distributor.
You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Subject to Completion, dated [ ], 2019

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

CIM REAL ASSETS & CREDIT FUND
Class I, Class C, Class A and Class L Common Shares of Beneficial Interest

Statement of Additional Information
CIM Real Assets & Credit Fund (the “Fund”), a Delaware statutory trust, is a newly organized, non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its common shares of beneficial interest (the “Common Shares”) and is operated as an “interval fund.”
This Statement of Additional Information (the “SAI”) relating to Common Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [ ], 2019. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (866) 907-2653. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.
This Statement of Additional Information is dated [ ], 2019.

INVESTMENT OBJECTIVES	SAI-2
INVESTMENT POLICIES AND TECHNIQUES	SAI-3
MANAGEMENT OF THE FUND	SAI-9
PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	SAI-17
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-19
CUSTODIAN AND TRANSFER AGENT	SAI-19
ADDITIONAL INFORMATION	SAI-19

SAI-1

INVESTMENT OBJECTIVE AND POLICIES
Investment Objective
The Fund’s investment objective is to generate current income through cash distributions and preserve and protect shareholders’ capital across various market cycles, with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve this objective. The Fund’s investment objective is non-fundamental and may be changed by the Fund’s board of trustees (the “Board”) without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.
Fundamental Policies
Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities of the Fund:
(1) invest 25% or more of the value of its total assets in any one industry, except the real estate industry. This limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) and tax-exempt securities of governments or their political subdivisions.
(2) issue senior securities or borrow money to purchase additional securities other than as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets);
(3) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Fund may be deemed to be an underwriter; or
(4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).
As a fundamental policy, the Fund will concentrate its investments (meaning invest more than 25%) in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or invest in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
Additionally, as a fundamental policy, the Fund may (i) purchase or sell real estate and real estate mortgage loans and (ii) make loans to the fullest extent permitted by applicable law, including the 1940 Act.
Under current law as interpreted by the SEC and its staff, the Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements). Subject to this limitation, the Fund may make loans, for example: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; (c) by making loans secured by real estate; (d) by making loans to affiliated funds as permitted by the SEC; or (e) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
Except for the fundamental policies disclosed above and the Fund’s fundamental policy regarding its repurchase offers below, all other policies of the Fund disclosed herein and in the Fund’s prospectus are non-fundamental policies, which may be changed by the Board of Trustees of the Fund without shareholder approval.
Repurchase Offer Fundamental Policy
The Board has adopted a fundamental policy setting forth that the Fund will conduct quarterly repurchase offers. This fundamental policy may be changed only with the approval of a majority of the outstanding voting securities of the Fund. The Fund is required to offer on a quarterly basis to repurchase at least 5% of its outstanding Common Shares at NAV unless suspended or postponed in accordance with regulatory requirements, each repurchase request deadline shall be no sooner than the 21st calendar day and no later than the 42nd calendar day after shareholders are notified in writing of each quarterly repurchase and each repurchase pricing shall occur no later than the 14th day after the applicable repurchase request deadline or the next business day if the 14th is not a business day. The Fund may not offer to repurchase less than 5% nor more than 25% of its outstanding Common Shares in any repurchase offer.

SAI-2

Other Non-Fundamental Policies
In addition to the Fund’s investment objective, the Fund has adopted the following additional investment policy, which may be changed by the Board without shareholder approval:
The Fund has adopted a policy to invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in “real estate and real estate-related securities” and “credit and credit-related securities.”
The Fund will provide shareholders with at least 60 days’ notice prior to changing the Fund’s non-fundamental policies.
The percentage limitations applicable to the Fund’s portfolio described in the prospectus and this SAI apply only at the time of investment and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns.
OTHER INVESTMENT POLICIES AND TECHNIQUES
Temporary Investments
During the period in which the net proceeds of this offering of Common Shares are being invested, the Fund may invest, for defensive or diversification purposes, some or all of its assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit linked notes; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Adviser considers appropriate under the circumstances. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.
Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
Certificates of Deposit. Certificates of deposit are certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.
Fixed Time Deposits. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.
Bankers’ Acceptances. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.
Other Investment Companies
The Fund may invest in securities of other funds, including ETFs. ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index.

SAI-3

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act, including in certain circumstances, a prohibition on the Fund from acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund, if  (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.25%. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Investment Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays does not exceed the limits on sales loads established by FINRA for funds of funds. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.
ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.
Residential Mortgage-Backed Securities (“RMBS”)
RMBS are a type of mortgage-backed security that is backed by mortgages on residential real estate. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.
Private Real Estate Funds
The Fund may invest in private real estate funds managed by institutional investment managers with expertise in managing portfolios of real estate and real estate-related securities. These funds generally have large minimum investment requirements and stringent investor qualification criteria intended to limit their direct investors to mainly institutions such as endowments and pension funds.
 The Fund’s typical investments in private real estate funds will be made through the purchase of common stock, limited liability company units, or limited partnership interests (or similar interests). Investment criteria will include evaluating a combination of strength of the sponsor and management; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the property sectors and geographical allocations of the fund; expected stability of income; expected capital appreciation, and target leverage levels.

SAI-4

Derivatives
General Limitations on Futures and Options Transactions. The use of derivatives that are subject to regulation by the U.S. Commodity Futures Trading Commission (the “CFTC”) by the Fund could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool and has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Fund is not subject to regulation as a commodity pool under The Commodity Exchange Act (the “CEA”).
Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.
Asset Coverage for Futures and Options Positions. The Fund complies with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund’s records in the amount prescribed. Securities segregated on the Fund’s records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.
Options. The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.
As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.
Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.
Some, but not all, of the Fund’s derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.
Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts, as an anticipatory hedge. The Fund’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices. The Fund does not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is

SAI-5

said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.
Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.
An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.
Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.
Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.
As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing its NAV, the Fund marks to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

SAI-6

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
In addition to the foregoing, imperfect correlation between futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.
In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.
A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.
Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.
Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded over-the-counter between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.
Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.
Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the

SAI-7

contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.
A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will segregate assets equal to the full notional value of the swap agreements, unless future SEC staff guidance permits asset segregation to a lesser extent.
The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses.
The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.
Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.
If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.
Repurchase Agreements
The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities.
High Yield Securities
The Fund may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below “Baa” by Moody’s or below “BBB” by S&P or Fitch). The Adviser and Sub-Adviser anticipate investing in securities that are rated CCC or below or their equivalent, or are unrated fixed-income securities. Below investment grade securities are also sometimes referred to as “junk” securities.
Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

SAI-8

The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.
Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately our assets. In addition, our investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors.
Investment Grade Bonds
The Fund may invest in a wide variety of fixed-income securities rated or determined by the Adviser and Sub-Adviser to be investment grade quality that are issued by corporations and other non-governmental entities and issuers (“Investment Grade Bonds”). Investment Grade Bonds are considered from “extremely strong capacity to meet financial commitments” (AAA or Aaa) down to “adequate capacity to meet financial commitments but more subject to adverse economic conditions” (BBB or Baa). Investment Grade Bonds have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. The values of Investment Grade Bonds, like those of other fixed-income securities, may be affected by changes in the credit rating or financial condition of an issuer. Some Investment Grade Bonds possess speculative characteristics, and may be more sensitive to economic changes and changes in the financial condition of issuers. The market prices of Investment Grade Bonds in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Investment Grade Bonds in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price. Investment Grade Bonds include certain investment grade quality asset-backed securities, and other hybrid securities and instruments that are treated as debt obligations for U.S. federal income tax purposes.
Non-Diversified Status
The Fund does not meet the diversification requirements of the 1940 Act as in effect. Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain federal tax diversification requirements. To comply with U.S. federal income tax requirements for qualification as a regulated investment company, the Fund’s investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Fund’s total assets are invested (i) in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled (by owning 20% or more of their voting power) by the Fund and determined to be engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more “qualified publicly traded partnerships” (as defined under Section 851(h) of the Internal Revenue Code of 1986, as amended (the “Code”)) and (b) with regard to at least 50% of the value of the Fund’s total assets, no more than 5% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the Fund’s Board of Trustees only to the extent appropriate in light of changes to applicable tax requirements.
Because the Fund is “non-diversified,” it can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.
MANAGEMENT OF THE FUND
The Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The responsibilities of the Board include, among other things, the appointment of the Fund’s investment adviser and investment sub-adviser, oversight of the Fund’s investment activities, approving the valuation of the Fund’s assets, oversight of the Fund’s financing arrangements and corporate governance activities. The Board consists of [ ] members (the “Trustees”), [ ] of whom are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund, the Adviser or of the Sub-Adviser and are “independent” as determined by the Board (the “Independent Trustees”). The Board elects our executive officers, who serve at the discretion of the Board.

SAI-9

Board of Trustees
Under our Declaration of Trust, each Trustee shall serve during the continued lifetime of the Fund and will not be subject to a term limit. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Trustees serving on the Board were elected by the organizational trustee of the Fund. The Fund does not intend to hold annual meetings of its shareholders.
Interested Trustees
The following Trustees are “interested persons” as defined in the 1940 Act (the “Interested Trustees”).

Name	Age	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Principal Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
David Thompson	55	2019
Independent Trustees
The following Trustees are not “interested persons” as defined in the 1940 Act.

Name	Age	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Principal Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee

_____________________

(1)	The Fund Complex includes [ ], and [ ].
The address for each trustee is c/o CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010.
Experience of Trustees
Biographical Information
The following is information concerning the business experience of the Board and executive officers. Our trustees have been divided into two groups — Interested Trustees and Independent Trustees. The Board believes that, collectively, the trustees have balanced and diverse experience, qualifications, attributes and skills, which allow our Board to operate effectively in governing the Fund and protecting the interests of its shareholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each trustee considered by the Board.
Interested Trustees
David Thompson is a Principal, Chief Financial Officer of CIM. As a Principal, Mr. Thompson serves on CIM’s Investment Committee. He has also been Chief Financial Officer of CIM Commercial Trust since March 2014. Prior to joining CIM in November 2009, Mr. Thompson spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller, where he was responsible for worldwide financial reporting, financial planning and analysis, internal control and technical accounting compliance. Mr. Thompson’s experience includes billions of dollars of real estate acquisitions and dispositions, as well as significant capital markets experience. Mr. Thompson began his career as a C.P.A. in the Los Angeles office of Arthur Andersen & Co. Mr. Thompson received a B.S. degree in Accounting from the University of Southern California.
Independent Trustees
[ ].

SAI-10

Share Ownership
Name of Trustee	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Interested Trustees
David Thompson

Independent Trustees

____________
(1)  Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)  Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
(3)  The dollar range of equity beneficially owned is based on the initial offering price of [ ] per Class [ ] Share.
Board Leadership Structure
The Fund’s business and affairs are managed under the direction of the Board. Among other things, the Board sets broad policies for the Fund and approves the appointment of the Fund’s investment adviser, investment sub-adviser, administrator and officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund’s day-to-day affairs.
Under the Declaration of Trust, the Chief Executive Officer, or if provided otherwise by the Board, any Trustee chosen by the Board may serve as chair to preside over meetings of the Board and meetings of shareholders and to perform such other duties as may be assigned to him or her by the Board. David Thompson will serve as chair of the Board and is an “interested person” by virtue of his role as our Chief Executive Officer.
The Board believes that while independent oversight of management is an important component of an effective board of trustees, the most effective leadership structure for the Fund at the present time is for Mr. Thompson to serve as the principal executive officer of the Fund and also serve as Chairman of the Board. The Independent Trustees believe that because Mr. Thompson is ultimately responsible for the day-to-day operation of the Fund and for executing the Fund’s strategy, and because the performance of the Fund is an integral part of Board deliberations, Mr. Thompson is the Trustee best qualified to act as Chairman of the Board. The Board retains the authority to modify this structure to best address the Fund’s unique circumstances, and to advance the best interests of all shareholders, as and when appropriate. In addition, although the Fund does not have a lead independent trustee, the Board believes that the current structure is appropriate, as the Fund has no employees and is externally managed by the Adviser, whereby all operations are conducted by the Adviser or its affiliates with the assistance from the Sub-Adviser.
The Fund recognizes that different board leadership structures are appropriate for companies in different situations. The Fund re-examines its corporate governance policies on an ongoing basis to ensure that they continue to meet its needs.
All of the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and will be closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to the Fund and its shareholders. The Independent Trustees are expected to meet separately and with the Fund’s chief compliance officer as part of at least one regular Board meeting each year.
The Board believes that its leadership structure is the optimal structure for the Fund at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.
Compensation of Trustees
The fees and expenses of the Trustees are paid by the Fund. Each Interested Trustee receives no compensation from the Fund. It is estimated that the Independent Trustees will receive from the Fund the amounts set forth below for the Fund’s calendar year ending December 31, 2019.

SAI-11

Name of Trustee	Estimated Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Trustees
Independent Trustees:
	$—	$—
	$—	$—
	$—	$—
	$—	$—

Interested Trustees:
David Thompson	$—	$—

Effective [ ], the Fund will pay every Independent Trustee a retainer fee of $[ ] per annum. The Chairperson of the Audit Committee, and the Chairperson of the Nominating and Governance Committee also will receive a retainer fee of $[ ] per annum from the Fund.
Board Committees
The Board currently has two committees: an audit committee (the “Audit Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”).
Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of the Fund’s financial statements, the adequacy of the Fund’s system of internal controls, the review of the independence, qualifications and performance of the Fund’s registered public accounting firm, and the performance of the Fund’s internal audit function. The Audit Committee’s responsibilities include selecting the Fund’s independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of the Fund’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems and reviewing the Fund’s financial statements and periodic reports. The current members of the Audit Committee are [ ]. The Board has elected [ ] as the chair of the Audit Committee. The Board has determined that [ ] qualifies as an “audit committee financial expert” as defined under SEC rules. Each of the members of the Audit Committee is an Independent Trustee.
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching, and nominating trustees for election by the Fund’s shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Fund’s management. The Nominating and Corporate Governance Committee will also consider shareholders’ proposed nominations for trustees. Shareholders may recommend individuals to the nominating and corporate governance committee for consideration as potential trustee candidates by submitting their names, together with appropriate biographical information and background materials, to the nominating and corporate governance committee, c/o [ ], Corporate Secretary, CIM Real Assets & Credit Fund, 4700 Wilshire Drive, Los Angeles, CA 90010. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. The current members of the Nominating and Corporate Governance Committee are [ ], each of whom is an Independent Trustee. [ ] serves as the chair of the Nominating and Corporate Governance Committee.
Risk Oversight
The Board will oversee the Fund’s business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). The Board will implement its risk oversight function both as a whole and through its committees. In the course of providing oversight, the Board and its committees will receive reports on the Fund, the Adviser and the Sub-Adviser’s activities, including reports regarding the Fund’s investment portfolio and financial accounting and reporting. The Board will also receive a quarterly report from the Fund’s chief compliance officer, who reports on the Fund’s compliance with the federal and state securities laws and the Fund’s internal compliance policies and procedures as well as those of the Adviser, the Sub-Adviser, the Dealer Manager, the Distributor, the transfer agent and other

SAI-12

service providers. The Audit Committee’s meetings with the Fund’s independent registered public accounting firm will also contribute to its oversight of certain internal control risks. In addition, the Board will meet periodically with the Adviser and the Sub-Adviser to receive reports regarding the Fund’s operations, including reports on certain investment and operational risks, and the Independent Trustees will be encouraged to communicate directly with senior members of the Fund’s management.
The Board believes that this role in risk oversight is appropriate. The Fund believes that it has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or eliminated, and some risks are beyond the control of the Fund, the Adviser, the Sub-Adviser and the Fund’s other service providers.
Officers of the Fund
Executive Officers Who are Not Trustees
Information regarding the Fund’s executive officers who are not Trustees is as follows:

Name	Age	Position(s) Held

The address for each executive officer is c/o CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010.
The Adviser
The Adviser, CIM Capital IC Management, LLC, acts as the Fund’s investment adviser and is primarily responsible for overseeing the management of the Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Fund’s portfolios, subject to the oversight of the Board. The Adviser also provides administrative and compliance oversight services to the Fund. The Adviser, a wholly-owned subsidiary of CIM Group, LLC (collectively with its affiliates, “CIM Group”), is a registered investment adviser with the SEC. Founded in 1994, CIM Group is a vertically-integrated owner and operator of urban real estate and real estate-related assets and infrastructure assets. Mitsui & Co., Ltd., a Japanese trading conglomerate, owns a 20% interest in CIM Group. CIM Group has aggregate assets under management of approximately $30.5 billion across multiple strategies and does not currently manage any registered investment companies other than the Fund. The Adviser will also furnish us with office facilities, equipment and personnel for servicing the management of our operations.
The Sub-Adviser
The Adviser has engaged the Sub-Adviser, OFS Capital Management, LLC, which is registered as an investment adviser with the SEC under the Advisers Act, to act as the Fund’s investment sub-adviser. The Sub-Adviser is a wholly-owned subsidiary of Orchard First Source Asset Management, LLC (“OFSAM”). The Adviser has engaged the Sub-Adviser to manage the portion of the Fund’s investment portfolio that is allocated to credit and credit-related investment opportunities, including, but not limited to, investments in Middle-Market companies, Broadly Syndicated Loans, investments in the debt and equity tranches of CLOs, opportunistic credit investments, including stressed and distressed credit situations and other credit-related instruments, as well as CMBS, subject to oversight by the Adviser.
As of March 31, 2019, the Sub-Adviser had total assets under management of approximately $2.2 billion.
Administrator
Under the Administration Agreement that the Fund has entered into with the Adviser (in its capacity as co-administrator), the Adviser will furnish us with the provision of clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on our behalf. In addition, the Adviser (in its capacity as co-administrator) will perform the calculation and publication of our NAV and oversee the preparation and filing of our tax returns, the payment of our expenses and the performance oversight of various third party service providers.
Separately, ALPS Fund Services, Inc. (the “ALPS Administrator”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as co-administrator and accounting agent of the Fund. Pursuant to the “Co-administration, Bookkeeping and Pricing Services Agreement, the ALPS Administrator provides the Fund with certain administration and accounting services.

SAI-13

In accordance with the Administration Agreement, the Fund will reimburse the Adviser (in its capacity as co-administrator) for certain expenses incurred by it or its affiliates in connection with the administration of the Fund’s business and affairs. Separately, pursuant to the Co-administration, Bookkeeping and Pricing Services Agreement, the Fund will pay the ALPS Administrator the greater of a minimum fee of $200,000 or fees based on the annual net assets of the Fund plus out of pocket expenses (the “Administration Fee”) in connection with providing services to the Fund.
PORTFOLIO MANAGERS
Other Accounts Managed by Portfolio Managers
The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of the date of the SAI: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
[ ]
Registered Investment Companies		$		$
Other Pooled Investment Vehicles		$		$
Other Accounts		$		$
[ ]
Registered Investment Companies		$		$
Other Pooled Investment Vehicles		$		$
Other Accounts		$		$
[ ]
Registered Investment Companies		$		$
Other Pooled Investment Vehicles		$		$
Other Accounts		$		$
[ ]
Registered Investment Companies		$		$
Other Pooled Investment Vehicles		$		$
Other Accounts		$		$
Portfolio Manager Compensation
The Adviser and the Sub-Adviser’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Securities Ownership of Portfolio Managers
Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
$—
$—
$—
$—

SAI-14

_________________________

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)	The dollar range of equity beneficially owned is based on the initial offering price of [ ] per Class [ ] Share.
Portfolio Managers Potential Conflicts of Interest
The Adviser, the Sub-Adviser and their respective affiliates will be subject to certain conflicts of interest with the portfolio managers. These conflicts will arise primarily from the involvement of the Adviser, the Sub-Adviser, and the Fund Complex in other activities that may conflict with the Fund’s activities. Shareholders should be aware that individual conflicts will not necessarily be resolved in favor of the Fund’s interest.
Broad and Wide-Ranging Activities
The Fund Complex, including the Adviser and the Sub-Adviser, engage in a broad spectrum of activities. In the ordinary course of its business activities, the Fund Complex may engage in activities where the interests of certain divisions of the Fund Complex or the interests of its clients may conflict with the Fund’s and shareholders’ interests. Other present and future activities of the Fund Complex may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser and the Sub-Adviser will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.
Policies and Procedures
Specified policies and procedures implemented by the Fund Complex to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions reduce the synergies across the Fund Complex’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Fund Complex has various asset management, investment banking, advisory and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. Furthermore, in addressing related conflicts and regulatory, legal and contractual requirements across its various businesses, the Fund Complex has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that the Fund expects the Adviser and the Sub-Adviser to utilize for purposes of recommending investment opportunities. Additionally, the Fund Complex may limit the Fund and/or its portfolio companies from engagement in agreements with, or related to, companies of an Other Account (defined below) and/or from time to time restrict or otherwise limit the ability of the Fund and/or its portfolio companies to engage in businesses or activities competitive with such companies of Other Accounts, either as a result of contractual restrictions or otherwise. Finally, the Fund Complex has in the past and is likely in the future to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.
Allocation of Personnel
The Adviser and the Sub-Adviser and their respective officers, managers, members and employees will devote as much of their time to the Fund’s activities as the Adviser and Sub-Adviser deem necessary and appropriate. Subject to the terms of the applicable offering and/or governing documents, affiliates of the Adviser and the Sub-Adviser expect to form additional investment funds, enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser or the Sub-Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser and the Sub-Adviser and their respective officers, managers, members and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund’s business and the management of the assets of other clients of the Adviser and the Sub-Adviser.
Material Non-Public Information
The Adviser, the Sub-Adviser or certain of their respective affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, the Adviser or the Sub-Adviser would be restricted from buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material to preclude the Fund from participating in an investment. Disclosure of such information to the personnel responsible for the Fund’s affairs will be limited. Therefore, the

SAI-15

Fund may not have access to material non-public information in the possession of the Fund Complex which might be relevant to an investment decision to be made on the Fund’s behalf, and the Adviser or Sub-Adviser may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Adviser or the Sub-Adviser may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.
To the extent permitted by the 1940 Act and the rules and regulations and other guidelines of the SEC, the Fund may invest in private and public vehicles sponsored by affiliates of the Adviser and Sub-Adviser. To the extent that the Adviser or Sub-Adviser, as the case may be, were to come into possession of material non-public information relevant to an investment decision in connection with a potential investment or sale of securities of a private or public vehicle sponsored by an affiliate of the Adviser or the Sub-Adviser, the Fund may be precluded from making such investment or sale.
Possible Future Activities
Affiliates of the Adviser and the Sub-Adviser may expand the range of services that they provide over time and will not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Fund Complex has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.
Proxy Voting Policies
The Board has delegated the voting of proxies for Fund securities to the Adviser, with assistance from the Sub-Adviser as appropriate. The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Fund’s trustees who are not “interested persons,” and, accordingly, are subject to change.
Introduction
As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under the Advisers Act.
Proxy Policies
The Adviser votes proxies relating to the Fund’s portfolio securities in what the Adviser perceives to be the best interest of its clients. The Adviser reviews on a case-by-case basis each proposal submitted to a shareholder vote to determine its effect on the portfolio securities held by its clients. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the economic value of the underlying portfolio securities held by the Adviser’s clients. Although the Adviser will generally vote against proposals that may have a negative effect on its clients’ portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.
The Adviser’s proxy voting decisions are made by those senior officers who are responsible for monitoring each of its clients’ investments. When appropriate, the Adviser will solicit assistance from senior officers of the Sub-Adviser in making proxy voting decisions. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to the Adviser’s chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to its client, including with respect to the Fund, the Independent Trustees and the Adviser may request guidance from such persons on how to vote such proxies for their account.
 Proxy Voting Records
You may obtain information about how the Adviser voted proxies for the Fund, free of charge, by making a written request for proxy voting information to: CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California

SAI-16

90010, Attention: Shareholder Relations, or by calling the Fund at (866) 907-2653. The SEC also maintains a website at http://www.sec.gov that contains such information.
Codes of Ethics
The Fund, the Adviser, the Sub-Adviser, the Dealer Manager, and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes govern personal trading by Fund, Adviser and Sub-Adviser and Distributor personnel, respectively. Among other requirements, the codes require certain persons to report certain of their personal securities transactions and holdings (in reportable securities) to the Adviser, the Sub-Adviser or the Fund, and the Adviser, the Sub-Adviser and the Fund are required to review such reports. The Fund’s code permits the Fund’s personnel to trade in securities, but prohibits insider trading and trades knowingly made within certain time frames of trades made by the Fund in the same securities. The Fund, Adviser and the Sub-Adviser’s codes permit the Fund, Adviser and the Sub-Adviser’s personnel to trade in securities, but not to trade in securities in which the Fund invests. These codes of ethics are available on the EDGAR Database on the SEC’s Web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Since the Fund intends to generally acquire and dispose of its investments in privately negotiated transactions, it expects to infrequently use brokers in the normal course of its business. Subject to policies established by the Board, the Adviser will primarily be responsible for the execution of the publicly-traded securities portion of the Fund’s portfolio transactions and the allocation of brokerage commissions. The Adviser will not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser will generally seek reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. Prior to the commencement of this offering, [ ] owned 100% of the Fund’s outstanding Common Shares and is deemed to control the Fund. The following table sets forth, as of the date of the SAI, information with respect to the beneficial ownership of Common Shares by:

•	each Trustee and executive officer;

•	all of the Trustees and executive officers as a group; and

•	each person known by the Fund to beneficially own 5% or more of the outstanding Common Shares.
Beneficial ownership is determined in accordance with the applicable rules of the SEC. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the date of the SAI.

SAI-17

Shares Beneficially Owned
Name(1)	Number of Shares	Percentage Assuming Maximum Amount is Purchased
5% Holders:

Interested Trustees:
David Thompson

Independent Trustees:

Executive Officers:

All trustees and executive officers as a group ([ ] persons)
___________
*Less than one percent.

(1)	The address of each beneficial owner is c/o CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements included in this SAI have been audited by [ ], an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
CUSTODIAN AND TRANSFER AGENT
The custodian of the assets of the Fund will be UMB Bank, N.A., located at 928 Grand Blvd., 5th Floor, Kansas City, MO 64106. DST Systems, Inc., located at 333 W. 11th Street, 5th Floor, Kansas City, MO 64105, will serve as the Fund’s transfer agent and dividend paying agent with respect to the Common Shares.
ADDITIONAL INFORMATION
A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby, has been filed by the Fund with the SEC. The prospectus and this SAI do not contain all of the information set forth in the Registration Statement, such as the exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of all or any part thereof may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

SAI-19

FINANCIAL STATEMENTS
[To be filed by amendment]

F-1

PART C
OTHER INFORMATION
Item 25. Financial Statements and Exhibits

(1)	Financial Statements

Part A:	Not applicable, as the Registrant has not commenced operations.

Part B:
Financial statements included in the Statement of Additional Information including the Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Statement of Operations, and Notes to Financial Statements will be filed by subsequent amendment.

(2)	Exhibits:

(a)(1)*	Certificate of Trust of the Registrant.

(a)(2)*	Declaration of Trust of the Registrant.

(a)(3)	Form of Amended and Restated Declaration of Trust of the Registrant.
(d)	Form of Multiple Class Plan.

(e)	Distribution Reinvestment Plan of the Registrant.
(g)(1)	Form of Investment Advisory Agreement by and between Registrant and CIM Capital IC Management, LLC.

(g)(2)	Form of Investment Sub-Advisory Agreement by and between CIM Capital IC Management, LLC and OFS Capital Management, LLC.

(h)(1)	Form of Dealer Manager Agreement by and between the Registrant and CCO Capital, LLC.

(h)(2)	Form of Distribution Agreement by and between the Registrant and ALPS Distributors, Inc.

(h)(3)	Form of Participating Dealer Agreement (Included as Exhibit A to the Distribution Agreement filed as Exhibit (h)(1) hereto).

(h)(4)	Form of Wholesale Marketing Agreement by and between ALPS Distributors, Inc. and CCO Capital, LLC

(j)	Form of Custodian Agreement by and between the Registrant and UMB Bank, N.A..

(k)(1)	Form of Administration Agreement by and between the Registrant and CIM Capital IC Management, LLC.

(k)(2)	Form of Expense Limitation and Reimbursement Agreement by and between the Registrant and CIM Capital IC Management, LLC.

(k)(3)	Distribution and Servicing Plan for Class C Shares of the Registrant.

(k)(4)	Distribution and Servicing Plan for Class L Shares of the Registrant.

(k)(5)	Form of Trademark License Agreement between Registrant and CIM Capital IC Management, LLC.

(k)(6)	Co-Administration, Bookkeeping and Pricing Services Agreement by and between the Registrant and ALPS Fund Services, Inc.

(k)(7)	Form of Investment Advisory Agreement by and between the Registrant and any REIT Subsidiary

(l)	Opinion of Richards, Layton & Finger, P.A.

(n)(1)	Consent of Richards, Layton & Finger, P.A. (Incorporated by reference to Exhibit (l) hereto).

(n)(2)	Consent of Independent Registered Public Accounting Firm.

(p)	Form of Subscription Agreement.

(r)(1)	Code of Business Conduct and Ethics of the Registrant.

(r)(2)	Code of Business Conduct and Ethics of CIM Capital IC Management, LLC.
___________________________________

*	Filed herewith.

Item 26. Marketing Arrangements
The information contained under the heading “Plan of Distribution” in the Prospectus is incorporated herein by reference.
Item 27. Other Expenses of Issuance and Distribution
The following table shows the fees and expenses, other than underwriting discount, to be paid by the Fund in connection with the sale and distribution of the securities being registered hereby. All amounts except the SEC registration fee are estimates.

Securities and Exchange Commission registration fee	$121,200
FINRA filing fees	*
Printing expenses	*
Accounting fees and expenses	*
Legal fees and expenses	*
Miscellaneous	*
TOTAL	$121,200
*Estimated expenses to be provided by amendment.
Item 28. Persons Controlled by or Under Common Control
To be provided by amendment.
Item 29. Number of Holders of Securities
The following table sets forth the number of record holders of the Common Shares as of [ ].

Title of Class	Number of Record Holders
Class I Shares
Class C Shares
Class A Shares
Class L Shares
Item 30. Indemnification
Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Except as otherwise provided in the Fund’s declaration of trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the declaration of trust.
The Fund intends to enter into the Investment Advisory Agreement with the Adviser. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss the Fund suffers.

The Adviser intends to enter into the Investment Sub-Advisory Agreement with the Sub-Adviser. The Investment Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss the Fund suffers. In addition, the Investment Sub-Advisory Agreement provides that the Sub-Adviser will indemnify the Fund, the Adviser and any of their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Fund, the Adviser or any of their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder or violation of applicable law.
Pursuant to the Fund’s Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.
Insofar as indemnification for liability arising under the Securities Act, may be permitted to trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue
Item 31. Business and Other Connections of Adviser
The descriptions of the Adviser and the Sub-Adviser under the caption “Management of the Fund” in the Prospectus and Statement of Additional Information included in this registration statement are incorporated by reference herein. For information as to the business, profession, vocation or employment of a substantial nature in which the Adviser, the Sub-Adviser and each of their executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in the Adviser’s Form ADV (File No. 801-106534) and the Sub-Adviser’s Form ADV (File No. 801-71366), each as filed with the SEC and incorporated herein by reference.
Item 32. Locations of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

(1)	The Fund, CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010;

(2)	the Fund’s transfer agent, DST Systems, Inc., 1055 Broadway, 7th Floor, Kansas City, MO 64105;

(3)	the Fund’s Custodian, UMB Bank, N.A., 928 Grand Blvd., 5th Floor, Kansas City, MO 64106;

(4)	the Fund’s investment adviser, CIM Capital IC Management, LLC, 4700 Wilshire Boulevard, Los Angeles, California 90010; and

(5)	the Fund’s Co-Administrator, ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
Item 33. Management Services
Not applicable.
Item 34. Undertakings
(1)Not applicable.
(2)Not applicable.
(3)Not applicable.
(4)The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)
that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)
that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2)
the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)	The Registrant hereby undertakes that:

(a)
for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)
for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)
The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California on the 30th day of May, 2019.

CIM Real Assets & Credit Fund

By:	/s/ David Thompson
Name:	David Thompson
Title:	Chief Executive Officer and Trustee
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this amendment no. 1 to the Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, and in the capacities indicated, on the dates set forth below:

Name	Title	Date

/s/ David Thompson	Trustee and Chief Executive Officer (Principal Executive Officer)	May 30, 2019
David Thompson

	Trustee	May 30, 2019

	Trustee	May 30, 2019

	Trustee	May 30, 2019

	Principal Financial Officer	May 30, 2019

	Principal Accounting Officer	May 30, 2019